MOMENTIVE™

Project Berzelius

Release of Private Information

April 14, 2014

I. Project Berzelius Management Presentation (2.18.2014)

Project Berzelius

Momentive Performance Materials Inc.
Management Discussion Materials

February 18, 2014

Disclaimer

These discussion materials contain selected information about Momentive Performance Materials Holdings Inc., Momentive Performance Materials Inc., and its subsidiaries (collectively, the "Company"). The sole purpose of these materials is to facilitate a discussion of a potential restructuring transaction (the "Transaction"). These materials are not intended to form the sole basis of any transaction or investment decision. These materials are not meant to be binding on the parties and do not constitute an offer or invitation for the sale or purchase of securities. Accordingly, the parties recognize that a full and complete agreement among the parties is not set forth herein and the parties do not intend to be bound unless and until they enter into definitive documentation regarding the subject matter of these materials. Nothing in these materials shall be deemed a waiver of any rights of the Company.

The information herein has been provided by the Company or obtained from public and other sources. Neither the Company nor its agents make any representation or warranty, express or implied, as to the accuracy or completeness of these materials and the Company and its agents expressly disclaim any liability with respect to these materials. Any projections, estimates and other forward looking statements with respect to the Company herein have been provided by the Company. No representation or warranty is given as to the achievability or reasonableness of any such projections, estimates or forward looking statements. Actual results may differ and such differences may be material. Only those representations and warranties by the Company which may be made in a definitive agreement if and when finally executed, and subject to such limitations and restrictions as may be agreed, shall have any legal effect.

These materials are strictly confidential and are subject to a confidentiality agreement between the recipient and the Company. These materials must not be disclosed by the recipient to any person and may not be copied for any purpose without the prior written consent of the Company. Each recipient acknowledges that some or all of such information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each recipient undertakes not to use any such information for any unlawful purpose.

Any Transaction with the Company involves a high degree of risk. Any party to the Transaction should investigate, ask about and consider such risks in its due diligence investigation before entering into any Transaction. The Transaction has not been and will not be registered under the Securities Act of 1933 or any applicable state or foreign securities laws.

The Company and the recipient agree that any and all discussions, negotiations and communications during and relating to these materials, including, without limitation, information or documents disclosed, shared or exchanged in connection with the parties' discussions of these materials, as well as the mere fact that such discussions have occurred or are occurring, are and shall be confidential, and to the fullest extent provided by law, protected as settlement discussions under Federal Rule of Evidence 408 and any applicable similar state or foreign laws or rules.

Momentive Performance Materials Inc. Representatives

MOMENTIVE

Craig Morrison
President, Chief Executive Officer & Chairman

- Joined Momentive Performance Materials Holdings, LLC legacy company in 2002
- Previous roles include:
  - President and General Manager of Alcan Packaging *(3 years)*
  - President and General Manager for Van Leer Containers *(5 years)*
- Under Shared Services Agreement, acts in executive role for both Momentive Performance Materials & Momentive Specialty Chemicals

William H. Carter
Executive Vice President & Chief Financial Officer

- Joined Momentive Performance Materials Holdings, LLC legacy company in April 1995 as CFO of Borden Inc.
- Previous roles include:
  - Pricewaterhouse LLP, including role as Engagement Partner for Borden (20 years)
- Under Shared Services Agreement, acts in executive role for both Momentive Performance Materials & Momentive Specialty Chemicals

George F. Knight
Senior Vice President & Treasurer

- Joined Momentive Performance Materials Holdings, LLC legacy company in April 1997 as Director of Financial M&A Activities for Borden Inc.
- Previous roles include:
  - Duracell International (5 years)
  - Deloitte & Touche (11 years)
- Under Shared Services Agreement, acts in executive role for both Momentive Performance Materials & Momentive Specialty Chemicals

Table of Contents

I. Situation Overview

Momentive Performance Materials Holdings LLC (MPMH LLC) Organizational Structure

MOMENTIVE

Summary

- Momentive Performance Materials Holdings LLC was formed in October 2010 through the merger of Momentive Performance Materials Inc. ("MPM") and Hexion Specialty Chemicals Inc. (now known as Momentive Specialty Chemicals Inc. or "MSC") under the Momentive banner (the "2010 Momentive Merger")
  - MPM was originally acquired by investment funds affiliated with Apollo Global Management ("Apollo") from General Electric in December 2006 in a corporate carve-out transaction
  - MSC was formed in May 2005 through the merger of Borden, RPP, RSM and Bakelite. Apollo originally acquired RPP in November 2000 and the other companies comprising MSC in the subsequent period prior to the MSC merger
- The legal and debt capital structures of MPM and MSC remain completely separate and in place following the 2010 Momentive merger
  - No cross guarantees or credit support provided between the two companies
  - Both companies report separately and file periodic reports with the SEC
- Arms-length shared services agreement in place to govern intercompany operations (e.g. finance / accounting and human resources, among others)
  - Total cost synergy program of $129 million as of September 30, 2013


Apollo & Affiliates
Minority Shareholders
Management & Directors *(current & former)*
Momentive Performance Materials Holdings LLC (Delaware) "Super HoldCo"
Momentive Specialty Chemicals Holdings LLC (formerly Hexion LLC) (Delaware) "MSC Holdings"
Momentive Performance Materials Holdings Inc. (Delaware) "MPM Holdings" or "HoldCo"
Momentive Specialty Chemicals Inc. (formerly Hexion) (New Jersey) "MSC"
Shared Services Agreement
Momentive Performance Materials Inc. (Delaware) "MPM"
Various U.S. and foreign subsidiaries
Various U.S. and foreign subsidiaries

MPM Business Overview

Overview

- One of the world's largest producers of silicones and silicone derivatives and a global leader in the development and manufacturing of products derived from quartz and specialty ceramics
- Operates in two major Segments: (i) Silicones; and (ii) Quartz
- Silicones Segment: manufactures a multi-functional family of materials used in a variety of products, serving as a critical ingredient in many construction, transportation, healthcare, personal care, electronic, consumer and agricultural uses
  - Products generally used as additives to a wide variety of end products; provide or enhance material attributes, such as resistance (heat, ultraviolet light and chemical), lubrication, adhesion and viscosity
  - Major end-use product applications include electronics, pressure-sensitive adhesive labels, cosmetics and tires
- Quartz Segment: manufactures quartz, specialty ceramics and crystal products for use in high-technology industries
  - Typically requires products made to precise specifications
- As of December 31, 2012, operates 22 production sites (15 Silicones, 7 Quartz) with locations in the Americas, Europe and Asia
  - One of two producers in the silicones market with global siloxane production capacity
- Serves more than 5,500 customers in over 100 countries

Revenue & EBITDA by Segment

Revenue



Quartz
8%
Silicones
92%

Total FY2013:
$2.4 billion

EBITDA



Quartz
13%
Silicones
87%

Total FY2013:
$240 million

Total Revenue By Geography & Industry

By Geography(1)



Japan, 10%
NA, 29%
ROW, 12%
BRIC, 24%
Europe, 25%

By Industry(2)



New Home Constr. 2%
Healthcare 2%
Agriculture 1%
Energy 4%
Consumer/ Durable Goods 23%
Repair/ Remodel 4%
Furniture 7%
Adhesives 7%
Industrial/ Marine 15%
Electronics 9%
Constr. 14%
Automotive 12%

(1) Based on YTD November 2013 revenue of $2.2 billion
(2) Based on FY2012 revenue of $2.4 billion

Situation Overview

1	*WEAK OPERATING PERFORMANCE*	***Since 2010, MPM's financial performance has significantly deteriorated and remains under pressure*** ▪ LTM EBITDA has declined 51% from $492 million (FY2010) to $240 million (FY2013) (1) ▪ EBITDA margins have declined ~900 bps from 19.0% (FY2010) to 10.0% (FY2013) ▪ Volumes have remained relatively flat (+3%), while price has come under significant pressure (–18%) in the face of meaningful direct material cost inflation (+10% as % of revenue)(2)
2	*FUNDAMENTAL SHIFT IN INDUSTRY DYNAMICS*	***MPM's weak financial performance has been primarily caused by a fundamental shift in industry dynamics, including industry overcapacity, new industry participants and product commoditization*** ▪ 20% increase in global capacity during H2-2011 has created a structural supply / demand imbalance ▪ China continues to operate at low utilization levels and below cash cost ▪ "Commoditization" of lower-end specialty products and soft demand across most end markets ▪ Large competitors with cost advantages have accepted decreased margins to maintain volume
3	*EXTENDED RECOVERY AND STRUCTURAL LOSS IN PROFITABILITY*	***Extended path to recovery over medium- to long-term and unlikely to reach historical levels of profitability*** ▪ Current financial decline driven by fundamentally different factors vs. 2008-09 banking crisis ▪ Overcapacity and shift in industry dynamics have structurally degraded industry profit margins
4	*UNSUSTAINABLE BALANCE SHEET & TIGHTENING LIQUIDITY*	***MPM's current balance sheet is unsustainable and liquidity is diminishing*** ▪ Net leverage of 16.7x through HoldCo as of FYE2013 (17.1x gross of cash) ▪ Liquidity of $204 million(3) as of FYE2013 and negative free cash flow of over $200 million (implying <1 year of runway) ▪ Balance sheet and liquidity issues have constrained MPM's ability to make strategic capital expenditures and investments in new product development, resulting in a disadvantaged cost position and near-term need for "catch-up" investment to remain competitive
5	*BALANCE SHEET RESTRUCTURING*	***A balance sheet restructuring for MPM is a critical component of creating a competitive and sustainable company going forward*** ▪ Need to deleverage significantly; MPM net leverage of 16.7x through HoldCo vs. 3.4x per industry median(4) ▪ Significant new equity needed to fund post-restructuring liquidity needs and reduce leverage to market levels

Source: Market Research
(1) All FY2013 and FYE2013 amounts represent management's best estimate as of the presentation date. Q4 numbers have not been finalized
(2) Measured between Q1-2011 LTM to FY2013 for volumes and direct materials costs; based on Q1-2011 to Q4-2013 for average selling price
(3) Includes HoldCo cash of $9 million
(4) Based on Wall Street Research

MOMENTIVE

1 Weak Operating Performance

Historical financials

Annual EBITDA Performance


($ mm)
(% Margin)
$500
$400
$300
$200
$100
--
25.0%
20.0%
15.0%
10.0%
5.0%
--
$400 $401 $443 $319 $261 $492 $379 $214 $240
17.1% 16.6% 17.4% 12.1% 12.5% 19.0% 14.4% 9.1% 10.0%
2005 2006 2007 2008 2009 2010 2011 2012 2013
EBITDA
Margin

EBITDA has decreased ~50% since 2010 and margins have declined ~900 bps

Recent Quarterly EBITDA Trends


($ mm)
(% Margin)
$150
$120
$90
$60
$30
--
25.0%
20.0%
15.0%
10.0%
5.0%
--
$119 $139 $125 $109 $121 $126 $97 $35 $48 $65 $51 $50 $68 $63 $55 $54
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2010 2011 2012 2013
EBITDA
Margin

Slight improvement since late 2012; However, remains well below viable levels

1 Weak Operating Performance (cont'd)

Historical financial performance versus budget

EBITDA Performance: Actual Versus Budget


($ in millions)
2010: Rebound year from depressed demand environment in FY2008 and FY2009
Budget
Actual
$600
$480
$360
$240
$120
--
$440
$400
$470
$401
$465
$443
$500
$319
$305
$261
$435
$492
$532
$379
$382
$214
$274
$240
2005
2006
2007
2008
2009
2010
2011
2012
2013

	2005	2006	2007	2008	2009	2010	2011	2012	2013
Variance (%)	*(9.1%)*	*(14.7%)*	*(4.8%)*	*(36.2%)*	*(14.4%)*	*13.1%*	*(28.8%)*	*(44.0%)*	*(12.4%)*

CHANGING COMPETITIVE LANDSCAPE AND ECONOMIC VOLATILITY HAVE CAUSED ACTUAL PERFORMANCE TO TRAIL BUDGET EVERY YEAR EXCEPT 2010 (A "REBOUND YEAR") FOR PAST 9 YEARS

2 Fundamental Shift in Industry Dynamics

Supply & Demand Trends

MOMENTIVE

Global Siloxane Industry Supply & Demand (Estimated)

(000's MT)



Effective Capacity[1]
Actual Demand
1,004
1,103
1,152
1,170
1,265
1,318
1,444
1,533
1,802
1,867
1,996
2,167
2,304
2,345
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013E
2014E
2015E
2016E

Utilization (%)	*81.2%*	*86.7%*	*93.5%*	*99.4%*	*96.9%*	*92.8%*	*76.7%*	*86.0%*	*73.1%*	*76.3%*	*75.4%*	*75.1%*	*73.1%*	*76.1%*

~20% INCREASE IN INDUSTRY CAPACITY IN H2-2011 DURING A WEAK ECONOMIC PERIOD HAS RESULTED IN LOW CAPACITY UTILIZATION RATES AND AN INABILITY TO DRIVE MARGINS HIGHER

Source: "High Yield Chemicals Quarterly Review & Outlook" Bank of America Merrill Lynch (January 10, 2014), Freedonia 2013 World Silicones Report, CEH Report, Management estimates
(1) Effective capacity represents 90% of nameplate

3 Extended Recovery & Structural Loss in Profitability

MOMENTIVE™

Recovery in LTM EBITDA: '08-'09 Banking Crisis Recovery vs. Current Recovery

($ in millions)



$600
$500
$400
$300
$200
$100
Current
'08-'09 Banking Crisis
Previous Peak – Q1-2011 LTM: $494mm
Previous Peak – FY2007: $443mm
$494
$481
$453
$379
$306
$245
$199
$214
$234
$232
$236
$240
$443
$434
$410
$402
$319
$229
$195
$179
$261
$374
$455
$490
T¹
T + 1Q
T + 2Q
T + 3Q
T + 4Q
T + 5Q
T + 6Q
T + 7Q
T + 8Q
T + 9Q
T + 10Q
T + 11Q

% of Previous Peak												
Current	*100.0%*	*97.4%*	*91.7%*	*76.7%*	*61.9%*	*49.6%*	*40.3%*	*43.3%*	*47.4%*	*47.0%*	*47.8%*	*48.6%*
'08-'09 Banking Crisis	*100.0%*	*98.0%*	*92.7%*	*90.8%*	*72.1%*	*51.6%*	*44.2%*	*40.4%*	*59.0%*	*84.5%*	*102.8%*	*110.8%*

(1) "T" defined as FY2007 for '08-'09 Banking Crisis and Q1-2011 for Current recovery; based on peak EBITDA prior to recovery for each period

4 Unsustainable Balance Sheet & Tightening Liquidity

Debt Capital Structure

MOMENTIVE

Debt Capital Structure

($ in millions)

	Balance 12/31/2013	Cumulative Leverage[1]
$270mm ABL Revolving Credit Facility	$135	0.6x
$75mm Cash Flow Revolver	--	0.6x
Foreign Local Bank Debt	46	0.8x
8.875% First Lien Notes	1,100	5.3x
10.000% Senior Secured Notes	250	6.4x
Total First Lien Debt	**$1,531**	**6.4x**
9.000% Springing Lien USD Notes	$1,161	11.2x
9.500% Springing Lien Euro Notes	181	12.0x
Total Second Lien Notes	**$1,341**	**12.0x**
11.500% Senior Subordinated Notes	$382	13.6x
Total Subordinated Debt	**$382**	**13.6x**
HoldCo 11% PIK Note	$854	17.1x
Total Debt	**$4,108**	**17.1x**
Cash (Incl. HoldCo Cash)	*97*	
Net Debt	***$4,010***	***16.7x***

Debt Maturity Profile

($ in millions)



Senior Secured First Lien Notes
Springing Lien Senior Notes
HoldCo PIK Note(4)
Senior Subordinated Notes
Other Borrowings(2)
$75mm Cash Flow Revolver(3)
ABL Revolver
$75
$30
$16
$382
$1,170
$270
$135
$1,350
$1,341
2014
2015
2016
2017
2018
2019
2020
2021

MPM is 17x levered through the HoldCo and significantly free cash flow negative

$75mm Cash Flow Revolver expires at the end of FY2014; Senior Sub. Notes in 2016 are next significant maturity

(1) Based on FY2013 EBITDA of $240 million
(2) Other debt consists of Agricultural Bank of China Fixed Asset Loan, Agricultural Bank of China Working Capital Loan, JiangSu Bank of China Revolving Working Capital Loan, and Indian Bank Medium Term Loan
(3) $75 million Cash Flow Revolver undrawn as of 12/31/2013; facility matures in December 2014
(4) HoldCo PIK Note assumes continued capitalization of PIK interest to maturity in FY2017

4 Unsustainable Balance Sheet & Tightening Liquidity

Free Cash Flow

FCF Profile(1)

($ in millions)

	LTM as of 12/31/2013
EBITDA	**$240**
Less: Chg. in NTC	(32)
Less: CapEx	(92)
Less: Cash Taxes	(13)
Less: Other(3)	(56)
Unlevered FCF	**$47**
Less: Cash Interest	(307)
Levered FCF	**($260)**

Historical Quarterly FCF(1)

($ in millions)

	2011				2012				2013			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4(2)
EBITDA	**$121**	**$126**	**$97**	**$35**	**$48**	**$65**	**$51**	**$50**	**$68**	**$63**	**$55**	**$54**
Less: Chg. in NTC	(91)	23	21	48	(15)	(6)	14	3	(21)	--	(42)	31
Less: CapEx	(18)	(27)	(26)	(45)	(20)	(25)	(24)	(29)	(12)	(19)	(20)	(41)
Less: Cash Taxes	(3)	(5)	(8)	(6)	1	(4)	(7)	(6)	(1)	(3)	(5)	(4)
Less: Other	17	(23)	(33)	(14)	(12)	(6)	(18)	(17)	(25)	(12)	(9)	(10)
Unlevered FCF	**$26**	**$94**	**$51**	**$18**	**$2**	**$24**	**$16**	**$1**	**$9**	**$29**	**($21)**	**$30**
Less: Cash Interest	(33)	(47)	(76)	(47)	(73)	(66)	(67)	(76)	(63)	(94)	(64)	(86)
Levered FCF	**($7)**	**$47**	**($25)**	**($29)**	**($71)**	**($42)**	**($51)**	**($75)**	**($54)**	**($65)**	**($85)**	**($56)**

Total Liquidity(4)



$600
$480
$360
$240
$120
$0
$465
$527
$500
$461
$378
$339
$283
$362
$301
$324
$254
$204
$323 million decline in liquidity since the 2011 peak
Effective Minimum Liquidity
~$100 million
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2011
2012
2013

MPM has had negative free cash flow for the last 10 quarters; Current liquidity runway of <1 year

(1) Excludes asset sales
(2) Cash flows based on initial estimates; subject to change once book closing process is complete
(3) Other cash flows include pension contributions, shared service billings, incentive compensation adjustments, cash payments on prepaid expenses and other cash charges
(4) For Q3 and Q4 FY2013, liquidity figure includes HoldCo cash of ~$9mm

MOMENTIVE

5 Balance Sheet Restructuring

Summary Considerations

- Significant deleveraging required to create a sustainable capital structure and viable company going forward
  - MPM net leverage of 16.7x through the HoldCo versus 3.4x industry median[1]
  - Need to target leverage and coverage levels that imply the business will be levered free cash flow positive in FY2014E
- Unsustainable cost of capital with "first dollar" cost of 8.875% on First Lien Notes
- Significant new equity required to fund:
  - Liquidity needs post-restructuring
  - Pay down of debt and reduction of leverage
  - Cost and time in bankruptcy, as well as transaction execution expenses
  - Recoveries required by impaired creditors
- Post-restructuring liquidity requirement increased by need for "catch-up" capital investment to compensate for under-investment over last several years
  - Balance sheet and liquidity concerns have limited MPM's ability to make strategic capital expenditures and investments in new product development over the last 5 years and resulted in disadvantaged cost position and margins relative to competitors
- Potential equity requirement assumes benefits of Shared Services Agreement remain in place; without this benefit, further delevering may be necessary

(1) Based on Wall Street research

II. Industry Fundamentals & Competitive Landscape

Silicones Industry Overview

Overview

- Manufacturing of silicones and silicone derivatives to produce a wide range of high-performing elastomers, engineered materials and fluids
- Products generally used as additives to a wide variety of end products; provide or enhance material attributes, such as resistance (heat, ultraviolet light and chemical), lubrication, adhesion and viscosity
  - Developed using separate finishing processes to generate specific performance characteristics
- Major end-use product applications include bath and shower caulk, pressure-sensitive adhesive labels, foam products, cosmetics and tires
- Approximately $16 billion[(1)] global industry
- Key raw materials include:
  - Silicon Metal – major suppliers include FerroAtlantica, Elkem and Globe Specialty Metals, among others
  - Siloxane - major suppliers include Momentive Performance Materials, Dow Corning and Wacker Chemie
  - Methanol – major suppliers include Methanex, MHTL and Saudi Basic Industries Corporation

Major Applications


LEDs / OLEDs


RLCs / PSAs


Caulk


Foam Control


Hard coats / Weather-strip


UV Cure


Insulators


Tire

Market Share[(2)]


32%
14%
14%
11%
6%
4%
19%
Dow Corning
MPM
Wacker
ShinEtsu
BlueStar
Evonik
Others

Source: IBISWorld report titled "Semiconductor & Circuit Manufacturing in the US" - November 2013, 2013 AMAT
(1) Management estimate
(2) Based on 2012 results

MOMENTIVE

Silicones Industry Fundamentals

Major Siloxane Supply & Demand Trends

1. Significant recent capacity additions have led to a structural supply / demand imbalance
   - 20% increase in siloxane capacity since 2011; additions primarily in Asia
2. Overcapacity has put significant pressure on prices and led to both the commoditization of certain specialty products and increased overall competition
   - Driving significant declines in EBITDA margin across the industry
   - Sealants, elastomers, siloxane and siloxane derivatives have increasingly become commodity products
3. Despite uneconomic operating conditions, marginal capacity has not come offline
   - Siloxane plants are generally large facilities and difficult to cycle
   - Significant number of high-cost Chinese manufacturers, some of which are state-owned, continue to produce below their cash cost of production
4. Meaningful pipeline of capacity additions remains intact, further pressuring the supply / demand imbalance for the medium-term
   - Near-term capacity additions are low cost and primarily in Asia
5. Change in industry dynamics and fundamentals has structurally degraded industry profit margins

OVERCAPACITY AND SECULAR SHIFT IN CHINESE MARKET DYNAMICS HAVE STRUCTURALLY DEGRADED INDUSTRY PROFIT MARGINS

Source: Company data, CNCIC China Study (February 2013)

Silicones Industry Fundamentals – Global "Effective" Siloxane Capacity Utilization[(1)]

MOMENTIVE

China capacity exceeds demand by 43%


US
GERMANY
CHINA
JAPAN
THAILAND

SHORT

AMR	kMT	% Cap.
Eff. Capacity	288	--
Production	270	*94%*
Demand	349	*121%*

LONG

CHINA	kMT	% Cap.
Eff. Capacity	1,088	--
Production	681	*63%*
Demand	615	*57%*

LONG

EUR - MEA	kMT	% Cap.
Eff. Capacity	558	--
Production	440	*79%*
Demand	383	*69%*

SHORT

APAC	kMT	% Cap.
Eff. Capacity	233	--
Production	236	*101%*
Demand	281	*120%*

LONG

GLOBAL	kMT	% Cap.
Eff. Capacity	2,167	--
Production	1,627	*75%*
Demand	1,627	*75%*

540 kMT unutilized Siloxane capacity globally

Source: "High Yield Chemicals Quarterly Review & Outlook" Bank of America Merrill Lynch (January 10, 2014), Freedonia 2013 World Silicones Report, CEH Report, Management estimates
Note: Represents 2014E estimates
(1) Effective capacity represents 90% of nameplate

Silicones Industry Fundamentals – Global Siloxane Effective Capacity Model[1]

New Chinese capacity has fundamentally changed the global landscape



Global Siloxane Balance
(in '000 MT)
2,500
2,000
1,500
1,000
500
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013E
2014E
2015E
2016E
1,004
1,103
1,152
1,170
1,265
1,318
1,444
1,533
1,802
1,867
1,996
2,167
2,304
2,345
815
956
1,077
1,163
1,225
1,222
1,107
1,319
1,317
1,425
1,506
1,627
1,684
1,784
108
131
153
153
189
215
377
467
736
800
917
1,088
1,225
1,266
158
203
221
221
230
230
233
233
233
233
233
233
233
233
738
770
779
797
846
873
833
833
833
833
846
846
846
846
Non-APAC Capacity
Rest of APAC (incl. India) Capacity
China Capacity
Total Demand

Utilization (%)	*81.2%*	*86.7%*	*93.5%*	*99.4%*	*96.9%*	*92.8%*	*76.7%*	*86.0%*	*73.1%*	*76.3%*	*75.4%*	*75.1%*	*73.1%*	*76.1%*

Source: "High Yield Chemicals Quarterly Review & Outlook" Bank of America Merrill Lynch (January 10, 2014), Freedonia 2013 World Silicones Report, CEH Report, Management estimates
(1) Effective capacity represents 90% of nameplate

Silicones Global Market Overview

Company	% Market Share (2012)	Commentary	LTM Net Leverage[1]	Vertical Integration	
				Sil Metal	Siloxane
DOW CORNING	32%	▪ Joint venture between Dow Chemical and Corning; world's largest producer of silicones since materials were first commercialized in the 1940s	2.0x	✓	✓
MOMENTIVE	14%	▪ World's second largest producer of silicones; MPM was originally acquired by Apollo Global Management from General Electric in December 2006 in a corporate carve-out transaction	16.7x	--	✓
WACKER	14%	▪ Primarily active in European market from production bases in Burghausen and Nunchritz, Germany; manufacturing sites also include Brazil, China, India, Japan, South Korea and U.S.	1.7x	✓	✓
ShinEtsu	11%	▪ Shin-Etsu serves marketplace mainly from Japan; production sites also in China, South Korea, Taiwan, Thailand, U.S. and Netherlands; opened silicone elastomers plant in Nantong in January 2013. High margins driven by specialty mix and Japanese market.	(1.2x)	✓	✓
BLUESTAR 中国蓝星	6%	▪ Subsidiary of China National Bluestar Group, which acquired Rhodia's silicones business in 2007; focused on rapidly expanding in China and has production facilities in China, Brazil, France, Germany, Italy and Spain	NA	✓	✓
EVONIK INDUSTRIES	4%	▪ Silicones represent relatively small portion of company's overall specialty chemicals business	0.3x	--	--
Others	19%	▪ Largely Chinese competitors	NA	--	✓

Source: Company filings, CapitalIQ
(1) LTM as of 9/30/2013

Silicones Industry Fundamentals – Raw Material Prices Remain Volatile

MOMENTIVE



Global Raw Material(1)
1.40
1.30
1.20
1.10
1.00
0.90
0.80
N. America
Europe
APAC
Jan-10
Aug-10
Apr-11
Nov-11
Jul-12
Feb-13
Sep-13



Global Silicon Metal(2)
1.50
1.30
1.10
0.90
0.70
0.50
N. America
Europe
APAC
Jan-10
Aug-10
Apr-11
Nov-11
Jul-12
Feb-13
Sep-13



US Methanol(3)
1.80
1.60
1.40
1.20
1.00
0.80
Jan-10
Aug-10
Apr-11
Nov-11
Jul-12
Feb-13
Sep-13

Commentary

- Macro economic uncertainty creates potential raw material cost volatility
  - Raw material indices remain well below FY2011 peak but have shown a recent upward trend
- Silicon metal prices have moderated slightly from FY2012 levels
  - Near-term sentiment remains mixed
- Methanol pricing remains high as a result of global demand and below-average inventories

(1) Based on Company data; internally developed raw material pricing index
(2) Includes content supplied by CRU; Copyright © CRU 2013. All rights reserved; EUR foreign exchange rate = 1.30
(3) Includes content supplied by IHS Chemical; Copyright © IHS Chemical 2013. All rights reserved

Quartz Industry Overview

Overview

- Manufacturing of quartz, specialty ceramics and crystal products for use in high-technology industries, which typically require products made to precise specifications
- Approximately $1.2 billion[1] global industry
- End users include semi-conductor, lamp tubing, manufacturing, packaging, cosmetics and fiber optics industries, among others
  - Cost of products typically represents a small percentage of the overall cost of end-use products
- Primary supplier to the semiconductor manufacturing industry
  - Major semiconductor manufacturers include Intel, Samsung, TSMC, Global Foundries, SK Hynix and Toshiba, among others
  - Semiconductor end-markets include PC, communications, handsets, solar and auto/industrial
- Non-semi products provided to a diverse customer base
- Core raw material input is quartz sand
  - Concentrated supplier base with only two major providers

Major Applications

Quartz


Lamp


Crucibles


Tubes & Rod


Boules

Ceramics & Optics


CVDs


Powders & Shapes


Cosmetics


Heater Assemblies

Market Share[2]


38%
21%
8%
4%
3%
3%
3%
20%
Momentive
Hereaus
JSQ
Tosoh
3M
Shin-Etsu
Osram
All Other

Source: IBISWorld report titled "Semiconductor & Circuit Manufacturing in the US" - November 2013, 2013 AMAT
(1) Management estimate
(2) Based on YTD November 2013 results

Historical Integrated Circuit Growth Trends

MOMENTIVE™

Commentary

- Semiconductor demand correlated to global GDP growth given engrained nature of consumer electronic spending
- In recent years, the US has played an increasingly large role in semi-conductor capital spend
  - From 2005 to 2012, percentage of capital spending in semi-conductors represented by US manufacturers increased from 29% to 40%
- Industry trends:
  - Quartz cyclicality driven by large capital expansion in the semi-conductor industry
  - New product development in mobile computing driving new capacity additions in 2014
  - Current outlook suggests that near-term volume growth will remain below historical growth rates

Integrated Circuit Historical Volumes(1)

(Expressed in billions of units)



60
50
40
30
20
10
--
00
01
02
03
04
05
06
07
08
09
10
11
12
3Q'00
24% Above
Trend Line
9.5% Annual Trend Line
('99–'04)
14% Annual Trend Line
('05–'07)
3Q'08
15% Above Trend
Line
3Q'10
9% Above
Trend
8% Trend Line
(3Q'08–3Q'11)
5% Trend Line
(3Q'11–4Q'12)

(1) World Semiconductor Trade Statistics, ICInsights

III. Company & Business Overview

MPM Business Overview

MOMENTIVE

Leading End-Market Positions



#1

Quartz
Global



#2

Silicones
Global

Revenue & EBITDA by Segment(1)(2)

Revenue



Quartz
8%
Silicones
92%

Total: $2.4 billion

EBITDA



Quartz
13%
Silicones
87%

Total: $240 million

Facilities Overview

Americas - 11 Plants

Europe - 8 plants

Asia - 7 Plants



Strongsville, OH
Willoughby, OH
Newark, OH
Richmond Heights, OH
Garrett, IN
Waterford, NY
Tarrytown, NY
Sistersville, WV
Chino, CA
New Smyrna Beach, FL
Itatiba, Brazil
Antwerp, Belgium
Bergen op Zoom, Netherlands
Geesthacht, Germany
Lostock, U.K.
Leverkusen, Germany
Termoli, Italy
Wuxi
Ohta
Kozuki
Kobe
Nantong
Shanghai
Bangalore
Chennai
Rayong

Silicones Facilities (15) Quartz Facilities (7) R&D Facilities (4)(3)

MPM IS A LEADER IN THE DEVELOPMENT AND MANUFACTURING OF SPECIALTY SILICONE AND QUARTZ PRODUCTS

(1) Based on FY2013
(2) Excludes Other EBITDA, comprised of shared corporate overhead and certain adjustments
(3) Shanghai R&D facility is a joint facility with MSC

MPM Business Overview (cont'd)

MOMENTIVE

Revenue By Geography(1)



Japan, 10%
ROW, 12%
NA, 29%
BRIC, 24%
Europe, 25%

Revenue By Industry(2)



New Home Construction, 2%
Healthcare, 2%
Agriculture, 1%
Energy, 4%
Repair/ Remodel, 4%
Furniture, 7%
Consumer/ Durable Goods, 23%
Adhesives, 7%
Industrial/ Marine, 15%
Electronics, 9%
Automotive, 12%
Construction, 14%

Customer Base

BMW
Panasonic ideas for life
L'ORÉAL
THE HOME DEPOT
SAMSUNG
SONY
Unilever
Ford
SAINT-GOBAIN
P&G
3M
TOSHIBA
GOODYEAR
HITACHI Inspire the Next

(1) Based on YTD November 2013 revenue of $2.2 billion
(2) Based on FY2012 revenue of $2.4 billion

Experienced and Highly Motivated Management Team with Proven Track Record

MOMENTIVE



Chief Executive Officer
Craig Morrison*
MPM
Silicones & Quartz Division
Brian Berger (Acting)
Formulated Products Sector
Ray Kolberg
Additives Sector
Ian Moore
Basics Sector
Eric Thaler
Quartz Segment
Joseph Reyes
Electronics
Coatings
Elastomers
Sealants
Specialty Fluids
Silanes
Urethane Additives
Basics
Quartz
Ceramics
MPM & MSC
(Shared Oversight)
Finance
Bill Carter*
Human Resources
Judy Sonnett*
Legal
Doug Johns*
Business Processes & IT
Dean Myer*
EH&S
Karen Koster*
Procurement
Nathan Fisher*
Business Development & Strategy
Tony Greene*
Six Sigma
Dalchand Laljit*
Chief Marketing Officer
Marcello Boldrini*

Individuals have shared oversight responsibilities between MPM and MSC under Shared Services Agreement

AVERAGE ~20 YEARS EXPERIENCE IN THE CHEMICAL INDUSTRY

MPM / MSC Relationship

MOMENTIVE

Commentary

- MPMH LLC was formed in October 2010 through the merger of MSC and MPM
  - Combination was compelled by strong industrial logic and opportunity to realize meaningful revenue and cost synergies
  - The legal and debt capital structures of MPM and MSC continue to remain completely separate and in place
- Shared service agreement has been put in place to govern intercompany operations
  - Shared services include finance / accounting, human resources and information technology, among other functions
- $129 million cost synergy program as of September 30, 2013
  - For MPM, $63 million realized to date and $1 million of in-process savings
  - Shared cost synergies are split between MPM and MSC 43% / 57%
- Significant technology cross-fertilization and revenue synergy opportunity
  - For example, in FY 2013 rolled out OilPlus™ product that leverages silicone and phenolic technologies and resulted in $50 million of revenue in its first year

Cost Synergy Program

Savings By Company[(1)]


MPM
43%
MSC
57%

Savings By Type


Logistics
23%
SG&A
40%
Procur.
37%

Total MPM & MSC Synergy Savings - $129mm

Significant Cross-Fertilization Opportunities



Boron Nitride - Brakes



Elastomers – Infrastructure



Silanes - Coatings



Oilfield Proppants

(1) Represents split of Functional Service Costs under the Shared Services Agreement; as amended in January 2013

Historical Financial Performance

Revenue

($ in millions; Volume in kMT)


$2,342
$2,414
$2,538
$2,639
$2,083
$2,588
$2,637
$2,357
$2,398

	2005	2006	2007	2008	2009	2010	2011	2012	2013
Y-o-Y Growth									
Revenue	--	3.1%	5.1%	4.0%	(21.1%)	24.2%	1.9%	(10.6%)	1.7%

- Total revenue has declined 9% from 2011
  - New capacity that came online in China in 2011 has reduced pricing power
- Revenue declines driven primarily by:
  - Industry-wide price reductions to protect market share
  - Average selling price for Silicones declined by 12% from FY2011 to FY2013 while volumes grew by 8%
  - Loss of market share in select product lines
- Quartz revenue has declined 38% from peak of $327 million in 2011

EBITDA

($ in millions)


$400
$401
$443
$319
$261
$492
$379
$214
$240

	2005	2006	2007	2008	2009	2010	2011	2012	2013
EBITDA Margin %	17.1%	16.6%	17.4%	12.1%	12.5%	19.0%	14.4%	9.1%	10.0%

- EBITDA has declined 52% from the peak in 2010
  - Margins have declined by ~900bps
- Driven by a combination of factors highlighted on the next page

(1) For Silicones Segment only; volumes and average selling price not tracked for Quartz business

MOMENTIVE

Historical CapEx & Working Capital

Capital Expenditures

($ in millions)



$131
$170
$177
$140
$77
$95
$116
$98
$92
2005
2006
2007
2008
2009
2010
2011
2012
2013

	2005	2006	2007	2008	2009	2010	2011	2012	2013
% of Revenue	5.6%	7.0%	7.0%	5.3%	3.7%	3.7%	4.4%	4.2%	3.8%
Period Average %	'05-'08 Average: 6.2%				'09-'13 Average: 4.0%				

- CapEx to Depreciation ratio in 4 out of the past 5 years has averaged approximately 50% - an unsustainable level of investment for a specialty chemicals company
  - Most competitors are spending at >100% CapEx to Depreciation ratio
- Significant underspend in CapEx for 2009-2013
  - Total investment for 2009-2013E was ~37% less than annual spend for 2005-2008 time period
  - Cumulative underinvestment in Maintenance CapEx of $134 million over the 5 year period, based on normalized spend of ~$60 million
- For 2009 – 2013, Other includes Growth, Productivity and Restructuring CapEx

Net Trading Capital

($ in millions)



Accounts Receivable (Trade Only)
Inventory
Accounts Payable
$328
$349
$270
$340
$375
$305
$323
$394
$308
$293
$374
$254
$329
$367
$250
2009
2010
2011
2012
2013

	2009	2010	2011	2012	2013
Chg. in NTC	**$1**	**($2)**	**$1**	**($4)**	**($32)**

- Due to inadequate planning systems and dispersed asset locations, MPM currently operates less efficiently than key competitors
- Sales and inventory operations planning systems are being installed to drive improved inventory performance

Source: Company model

IV. Long-term Business Plan

A. Consolidated Overview

Summary Overview of Financial Reporting Structure

($ in millions)

	FY2013E			
	Revenue		EBITDA	
Segment	$	% of Total	$	% Margin
Silicones	$2,196	91.6%	$246	11.2%
Quartz	$201	8.4%	$36	18.0%
Corporate & Adjustments	--	--	($42)	(1.7%)
Company Total	**$2,398**	**100.0%**	**$240**	**10.0%**

Source: Company Model

Key Consolidated Forecast Assumptions

Revenue	▪ Long-term volume growth assumptions by business unit – Driven by Management's assessment of end market demand and competitive dynamics – Overall Silicones volume expected to grow at 2.3% CAGR from FY2013E – FY2018E – Consolidated 4.1% revenue CAGR for Silicones and 4.4% CAGR for Quartz for FY2013E – FY2018E ▪ Raw materials prices, increased at 1% per annum, are assumed to be passed through to the customers; – Inflation in raw material prices not projected to impact margins ▪ Foreign exchange assumed to be flat
EBITDA	▪ Margin over Material (MOM) per ton for most business lines is assumed to be flat with the exception of Basics, where slight recovery is expected – Overall changes in MOM/MT driven by recovery in Basics, as well as slight shift in mix towards higher margin Additives business ▪ Fixed manufacturing overhead assumed to increase annually between 2% - 2.5% after productivity gains, consistent with historical productivity gains and the result of growth and productivity investments ▪ SG&A costs assumed to increase at 2% - 3% annually ▪ Consolidated 6.8% EBITDA CAGR for Silicones and 8.7% EBITDA CAGR for Quartz from FY2013E – FY2018E
Net Working Capital	▪ Net Working Capital projected based on historical days sales outstanding (DSO), days inventory outstanding (DIO) and days payable outstanding (DPO), adjusting for increases in volume growth – DIO projection assumes 2-day improvement year-over-year as a result of sales and operations planning software and processes – DSO and DPO projection held flat across quarters throughout projection period; no assumed seasonality – DIO projection assumes seasonality consistent with historical trends
Capital Expenditures	▪ Initial step-up in capital spending in FY2014E to "catch-up" on recent under-spending; initial FY2014E investment targeted at increasing plant reliability ▪ For FY2015E – FY2018E, capital expenditures projected to remain at levels consistent with normalized pre-2009 spend, more in line with peers on % of depreciation basis

Long-term Business Plan – Consolidated Revenue

MOMENTIVE

Revenue by Segment(1)

($ in millions)



Silicones
Quartz
$2,342
248
2,094
$2,414
269
2,145
$2,538
273
2,264
$2,639
256
2,383
$2,083
171
1,913
$2,588
302
2,286
$2,637
327
2,310
$2,357
221
2,136
$2,398
201
2,196
$2,521
210
2,311
$2,655
241
2,414
$2,787
278
2,509
$2,870
262
2,608
$2,963
252
2,711
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E
2015E
2016E
2017E
2018E

Y-o-Y Growth %	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014E	2015E	2016E	2017E	2018E
Silicones	--	2.4%	5.6%	5.3%	*(19.7%)*	*19.5%*	*1.0%*	*(7.5%)*	*2.8%*	*5.2%*	*4.4%*	*3.9%*	*3.9%*	*4.0%*
Quartz	--	8.8%	1.6%	(6.4%)	*(33.3%)*	*77.2%*	*8.2%*	*(32.4%)*	*(8.9%)*	*4.2%*	*14.6%*	*15.5%*	*(5.8%)*	*(3.9%)*
Revenue	**--**	**3.1%**	**5.1%**	**4.0%**	***(21.1%)***	***24.2%***	***1.9%***	***(10.6%)***	***1.7%***	***5.1%***	***5.3%***	***5.0%***	***3.0%***	***3.2%***

Historicals

- Global economic downturn in 2009 saw a temporary catch-up in 2010 and 2011, but the industry remains in a slow growth environment
- Quartz segment heavily dependent on semi-conductor industry improvement, which did not materialize as expected in 2012 - 2013
- Significant new capacity brought online in 2011 limited pricing power and contracted margins

Projections

- Modest improvements projected over the coming years as excess capacity in the market is absorbed gradually
- Growth likely to be more robust in specialty segments
- Sealants and Elastomers expected to be under pressure as commodity players move downstream
- Raw material price increases are expected to be passed through to customers

Source: Company Model
(1) Corporate and other revenue included in total but not shown graphically; only applicable for historical periods

Long-term Business Plan – Consolidated EBITDA

EBITDA by Segment[1]

($ in millions)


Silicones
Quartz
Corporate & Other
$400 $401 $443 $319 $261 $492 $379 $214 $240 $260 $297 $334 $343 $356
$59 $62 $59 49 21 92 101 44 36 41 56 75 64 55
$341 $339 $384 270 253 433 291 206 246 255 278 297 318 341
(13) (33) (13) (36) (42) (35) (37) (38) (39) (40)
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E 2018E

Margin %	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014E	2015E	2016E	2017E	2018E
Silicones	16.3%	15.8%	16.9%	11.3%	13.2%	18.9%	12.6%	9.6%	11.2%	11.0%	11.5%	11.8%	12.2%	12.6%
Quartz	23.8%	23.0%	21.6%	19.2%	12.3%	30.4%	30.9%	19.9%	18.0%	19.3%	23.3%	27.1%	24.3%	21.9%
Corporate & Other	--	--	--	--	(0.6%)	(1.3%)	(0.5%)	(1.5%)	(1.7%)	(1.4%)	(1.4%)	(1.4%)	(1.4%)	(1.3%)
Total EBITDA	**17.1%**	**16.6%**	**17.4%**	**12.1%**	**12.5%**	**19.0%**	**14.4%**	**9.1%**	**10.0%**	**10.3%**	**11.2%**	**12.0%**	**11.9%**	**12.0%**

Historicals

- After the crisis of 2008-2009, MPM saw a sharp rebound in results due to better demand, pricing power and favorable raw material costs; Led to significant margin expansion
- With new capacity coming on stream in late 2011 and early 2012, MPM was not able to maintain the high margins achieved in 2010
- Cost structure disadvantages compared to larger competitors and the entry of new Asian players have compressed margins

Projections

- Profitability projected to increase as fixed costs are spread over marginal volume increases
- Margins are not projected to reach peak figures observed in prior periods as additional lower cost capacity in Asia is expected to come online as current capacity is absorbed
- The semi-conductor cycle is projected to peak in 2016, driving peak profitability in Quartz, with a gradual decline from the peak to 2018

Source: Company Model

(1) Classification of segment EBITDA different over the historical period; For FY2008 – FY2009, allocation of Corporate & Other included in segment EBITDA; For FY2010 – FY2012, segments defined as Quartz, Silicones and "Other"; For FY2013 – FY2018E, segments defined as Quartz, Silicones and "Corporate"; Corporate and Other segments defined on different basis

Long-term Business Plan – Working Capital

MOMENTIVE

Working Capital Accounts



($ in millions)
Accounts Receivable (Trade Only)
Inventory
Accounts Payable
2009: $328 $349 $270
2010: $340 $375 $305
2011: $323 $394 $308
2012: $293 $374 $254
2013: $329 $367 $250
2014E: $354 $384 $269
2015E: $372 $389 $280
2016E: $391 $394 $291
2017E: $402 $393 $300
2018E: $415 $393 $309

Net Trading Capital Days	2009	2010	2011	2012	2013	2014E	2015E	2016E	2017E	2018E
A/R	49	46	50	48	49	49	49	49	49	49
Inventory	80	78	80	83	73	71	69	67	65	63
A/P	49	50	50	45	41	41	41	41	41	41

Historicals

- Days sales outstanding have been generally consistent, showing modest improvement
- Inventory levels have historically been high relative to competitors due to lack of robust inventory planning systems and processes
- Days payable outstanding have decreased due to tightening of terms with ASM and other suppliers given concerns over MPM credit, offset by management actions to preserve cash

Projections

- Days sales outstanding and days payable outstanding are projected to remain consistent with historical levels, with absolute levels increasing as a result of revenue growth
- Days inventory outstanding are projected to decrease 2 days each year due to the implementation of inventory planning systems and processes

Long-term Business Plan – Consolidated CapEx

Capital Expenditures by Use


($ in millions)
$131
$170
$177
$140
$77
$95
$116
$98
$92
$120
$125
$135
$140
$145
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E
2015E
2016E
2017E
2018E
% of Revenue
Total CapEx
5.6%
7.0%
7.0%
5.3%
3.7%
3.7%
4.4%
4.2%
3.8%
4.8%
4.7%
4.8%
4.9%
4.9%

Historicals

- Recent capital expenditures have been well below historical average
- Under-investment in business has resulted in disadvantaged cost position versus competitors
- Decreased spending on maintenance resulted in significant expenses related to reactor outages in 2012

Projections

- Company intends to increase capital expenditures to:
  - Address reliability issues
  - Improve cost position and drive margin expansion

Source: Company Model

Overview of Shared Services Agreement

MOMENTIVE

MPM could see significant degradation in EBITDA if the shared services agreement with MSC is terminated

Description

- Under the agreement, Functional Service Costs allocated between MSC and MPM include:
  - Management and other personnel compensation
  - Administrative support, human resources, information technology support, accounting, finance, legal, procurement, EHS and property management services
  - Capital expenditures
- Costs currently allocated 43% / 57% between MPM and MSC
  - Quarterly true-ups paid between MSC and MPM to maintain contractual splits

Calculation of Potential Dis-synergies

Run-rate Dis-Synergies	
Total Annual Savings	$64
Less: Excluded Projects	(4)
Less: Retained Procurement Savings	(6)
Total Annual Dis-Synergies	**$54**
Other One-time Costs	
Recruiting (P&L)	(7)
Contingency Investment (Cash Flow)	(8)
Total	**($15)**

- Projects excluded relate to IT & HR cost savings initiatives that would remain intact
- One-time recruiting expenses calculated as 30% of total comp & benefit savings
- Contingency investment includes expenditures on additional infrastructure, office space and other transitional cash outlays

Historical Cumulative Cost Savings to MPM(1)

($ in millions)	2010	2011	2012	2013E	2014E	Total Cum.
IT/BPO	$0	$2	$8	$11	$11	$11
Finance	0	4	7	8	8	8
HR	0	2	2	3	3	3
Other SG&A	0	4	10	12	12	12
Total SG&A	**$1**	**$11**	**$27**	**$33**	**$34**	**$34**
Procurement	--	$10	$18	$20	$20	$20
Logistics	--	3	10	11	11	11
Total COGS	**--**	**$13**	**$28**	**$30**	**$30**	**$30**
Total Savings	**$1**	**$24**	**$55**	**$64**	**$64**	**$64**

Adjusted EBITDA Projections(2)



Adjusted EBITDA w/o SS
Base Case EBITDA
$240
$260
$297
$334
$343
$356
$240
$229
$245
$278
$286
$298
2013E
2014E
2015E
2016E
2017E
2018E

Margins	2013E	2014E	2015E	2016E	2017E	2018E
Base Case	*10.0%*	*10.3%*	*11.2%*	*12.0%*	*11.9%*	*12.0%*
Adj. w/o SS	*10.0%*	*9.1%*	*9.2%*	*10.0%*	*10.0%*	*10.1%*

Source: Company Model, Company information
(1) Based on internal reporting; varies from external reporting due to reporting adjustments
(2) Certain costs phased-in over two-year period

B. Silicones Business Unit Detail

Silicones | Business Unit Detail

MOMENTIVE

	Electronic Materials	*Coatings*	*Elastomers*	*Sealants*
Revenue Trend	↑	↑	--	--
EBITDA Trend ***(Margin Trend)***	↑ *(Expansion)*	↑ *(Flat)*	-- *(Contraction)*	↑ *(Expansion)*
Revenue by Geography[(1)]	 30% 17% 53% Americas Europe Asia Pac	 22% 40% 38% Americas Europe Asia Pac	 27% 28% 45% Americas Europe Asia Pac	 32% 57% 11% Americas Europe Asia Pac
Applications	▪ Appliances ▪ Lens ▪ LEDs ▪ OLEDs	▪ RLCs ▪ PSAs ▪ Hard coats ▪ Weather-strip	▪ UV cure ▪ Contact Lenses ▪ Insulators	▪ Construction ▪ Consumer

(1) Based on YTD November 2013 revenue of $2.2 billion

MOMENTIVE

Silicones | Business Unit Detail (cont'd)

	Specialty Fluids	*Silanes*	*Urethane Additives*	*Basics*
Revenue Trend	↑	↑	↑	--
EBITDA Trend ***(Margin Trend)***	↑ *(Flat)*	↑ *(Flat)*	↑ *(Flat)*	↑ *(Expansion)*
Revenue by Geography[(1)]	32% 40% 27% Americas Europe Asia Pac	26% 33% 41% Americas Europe Asia Pac	29% 33% 38% Americas Europe Asia Pac	39% 34% 27% Americas Europe Asia
Applications	▪ Personal Case ▪ Textiles ▪ Industrial / Oil ▪ Agriculture	▪ Tire / Rubber ▪ LCD/LED screens ▪ Lighting applications ▪ Paints & Coatings	▪ Rigid Foam ▪ Specialty Foam	▪ Siloxane ▪ Siloxane derivatives

(1) Based on YTD November 2013 revenue of $2.2 billion

V. Balance Sheet & Liquidity

MPM Capital Structure as of 12/31/2013

($ in millions)	Maturity	Rate	Book Value	Price	Market Value	x FY2013 EBITDA Book	x FY2013 EBITDA Market	Trading CY	Trading YTM	Annual Interest $	Annual Interest x EBITDA	Rating
Cash (Incl. HoldCo Cash)	--	--	$97	--	$97	--	--					--
$270mm ABL Revolving Credit Facility	04/2018	L + 225 bps	$135	--	$135	0.6x	0.6x	--	--	3	71.2x	B1/NR
$75mm Cash Flow Revolver	12/2014	L + 600 bps	--	--	--	0.6x	0.6x	--	--	--	71.2x	B1/NR
Foreign Local Bank Debt	Various	6.93%	46	--	46	0.8x	0.8x	--	--	3	36.7x	NA
8.875% First Lien Notes	10/2020	8.88%	1,100	106.2	1,168	5.3x	5.6x	8.4%	7.7%	98	2.3x	B3/CCC
Total First Lien			**$1,281**		**$1,349**	**5.3x**	**5.6x**			**$104**	**2.3x**	
Net First Lien			***1,183***		***1,251***	***4.9x***	***5.2x***					
10.000% Senior Secured Notes	10/2020	10.00%	250	106.3	266	6.4x	6.7x	9.4%	8.7%	25	1.9x	Caa1/C
Total Through 1.5 Lien			**$1,531**		**$1,614**	**6.4x**	**6.7x**			**$129**	**1.9x**	
Net Through 1.5 Lien			***1,433***		***1,517***	***6.0x***	***6.3x***					
9.000% Springing Lien USD Notes	01/2021	9.00%	1,161	90.1	1,046	11.2x	11.1x	10.0%	11.1%	104	1.0x	Caa2/C
9.500% Springing Lien Euro Notes(1)	01/2021	9.50%	181	87.6	158	12.0x	11.7x	10.8%	12.2%	17	1.0x	Caa2/C
Total Through Second Lien			**$2,872**		**$2,819**	**12.0x**	**11.7x**			**$251**	**1.0x**	
Net Through Second Lien			***2,775***		***2,722***	***11.6x***	***11.3x***					
11.500% Senior Subordinated Notes	12/2016	11.50%	382	68.5	262	13.6x	12.8x	16.8%	28.6%	44	0.8x	Caa3/C
Total OpCo Debt			**$3,254**		**$3,080**	**13.6x**	**12.8x**			**$295**	**0.8x**	
Net OpCo Debt			***3,157***		***2,983***	***13.2x***	***12.4x***					
HoldCo 11% PIK Note	06/2017	11.00%	854	--	854	17.1x	16.4x	--	--	94	0.6x	NA
Total Debt			**$4,108**		**$3,934**	**17.1x**	**16.4x**			**$389**	**0.6x**	
Net Debt			***4,010***		***3,837***	***16.7x***	***16.0x***					

Source: Capital IQ, Bloomberg, S&P
Note: Leverage multiples based on FY2013 EBITDA of $240 million; Floating rate interest calculated based on 3-Month LIBOR as of 12/31/2013
Market prices as of 2/14/2014
(1) Converted to USD based on 1.36 exchange ratio

MPM Maturity Profile as of 12/31/2013


MOMENTIVE
Other Borrowings(1)
$75mm Cash Flow Revolver(2)
Senior Sub. Notes
HoldCo PIK Note(3)
ABL Revolver
Senior Secured First Lien Notes
Springing Lien Senior Notes
$75
$30
$16
$382
$1,170
$270
$135
$1,350
$1,341
2014
2015
2016
2017
2018
2019
2020
2021

(1) Other debt consists of Agricultural Bank of China Fixed Asset Loan, Agricultural Bank of China Working Capital Loan, JiangSu Bank of China Revolving Working Capital Loan, and Indian Bank Medium Term Loan
(2) $75 million Cash Flow Revolver undrawn as of 12/31/2013; facility matures in December 2014
(3) HoldCo PIK Note assumes continued capitalization of PIK interest to maturity in FY2017

MOMENTIVE

MPM Liquidity Summary as of 12/31/2013

Liquidity as of 12/31/2013	Amount	Comments
Cash	**$97**	Includes $9 million of HoldCo cash
ABL	$270	
Less: Drawn Amount	(135)	
Less: Letters of Credit	(69)	
Less: FCCR Reserve	(34)	LTM FCCR of 0.4x; current blocker limit of 1.0x[(1)]
Total ABL Availability	**$32**	
$75mm Cash Flow Revolver	$75	$75mm Cash Flow Revolver matures in December 2014
Less: Drawn Amount	--	
Total Cash Flow Revolver Availability	**$75**	
Total Liquidity	$204	
Less: Minimum Cash Balance	(100)	Based on minimum cash required to operate the business
Excess Availability	**$104**	
Memo: Excluding Cash Flow Revolver	*29*	

(1) Fixed charge calculation defined as EBITDA less capital expenditures, less cash taxes, divided by cash interest expense

Long-Term Liquidity Projections

($ in millions)

Levered Free Cash Flow



$40
$20
$0
($20)
($40)
($60)
($80)
($100)
($120)
(77)
(100)
(16)
(34)
(60)
(82)
5
(39)
(58)
(75)
13
(31)
(51)
(73)
15
(29)
(55)
(69)
18
(25)
Q1 Q2 Q3 Q4
2014E
2015E
2016E
2017E
2018E

Commentary

- The Company is projected to produce annual negative levered free cash flow through FY2018
- With an average cost of debt of ~9.0%, the current leverage can not be supported by the cash flows of the business
  - As of Q4-2013, LTM cash interest expense is greater than LTM EBITDA

Liquidity



$250
$0
($250)
($500)
($750)
127
49
3
(114)
(174)
(256)
(251)
(290)
(347)
(423)
(410)
(441)
(491)
(564)
(550)
(579)
(633)
(703)
(685)
(711)
Effective Minimum Liquidity: $100 million
December 2014 - $75 million Cash Flow Revolver matures
Q1 Q2 Q3 Q4
2014E
2015E
2016E
2017E
2018E

Commentary

- Liquidity projections assume:
  - $75 million Cash Flow Revolver matures in Q4-2014, as scheduled
  - All other maturities roll at current terms
- Effective minimum liquidity of $100 million to operate the business
- Current projections show the Company dropping below the effective minimum liquidity in Q1-2014 and running out of cash in H2-2014

The Company's capital structure needs significant downsizing to support debt service in light of long-term business prospects

Source: Company Model

Key Liquidity Considerations

1 Minimum liquidity required to operate the business

- Total cash in the system versus cash available to fund business operations
- Liquidity cushion available to support potential downside EBITDA performance or spikes in net trading capital cash uses
- Need to increase investment in the business, including capital expenditures and R&D, to improve existing cost position and remain competitive in a changing environment
- ABL expected to be fully drawn in early 2014
- Cash flow revolver maturity in December 2014
- Ability to incur additional debt constrained by ABL credit agreement and First Lien indentures, as well as availability of collateral

2 Access to new equity to fund post-restructuring liquidity needs

- Reinstatement of ABL may require conversion to term loan facility; unlikely able to replace ABL at current attractive terms
- Additional debt unattractive given:
  - Additional collateral limited to unencumbered foreign subsidiary assets, as well as $75 million Cash Flow Revolver basket (assuming maturity)
  - Additional leverage from exit financing creates additional balance sheet stress and incremental cash burn
- Likely to require additional equity to provide sufficient post-restructuring liquidity

Conclusions

Situation Overview

1	***WEAK OPERATING PERFORMANCE***	***Since 2010, MPM's financial performance has significantly deteriorated and remains under pressure*** ▪ LTM EBITDA has declined 51% from \$492 million (FY2010) to \$240 million (FY2013) (1) ▪ EBITDA margins have declined ~900 bps from 19.0% (FY2010) to 10.0% (FY2013) ▪ Volumes have remained relatively flat (+3%), while price has come under significant pressure (–18%) in the face of meaningful direct material cost inflation (+10% as % of revenue)(2)
2	***FUNDAMENTAL SHIFT IN INDUSTRY DYNAMICS***	***MPM's weak financial performance has been primarily caused by a fundamental shift in industry dynamics, including industry overcapacity, new industry participants and product commoditization*** ▪ 20% increase in global capacity during H2-2011 has created a structural supply / demand imbalance ▪ China continues to operate at low utilization levels and below cash cost ▪ "Commoditization" of lower-end specialty products and soft demand across most end markets ▪ Large competitors with cost advantages have accepted decreased margins to maintain volume
3	***EXTENDED RECOVERY AND STRUCTURAL LOSS IN PROFITABILITY***	***Extended path to recovery over medium- to long-term and unlikely to reach historical levels of profitability*** ▪ Current financial decline driven by fundamentally different factors vs. 2008-09 banking crisis ▪ Overcapacity and shift in industry dynamics have structurally degraded industry profit margins
4	***UNSUSTAINABLE BALANCE SHEET & TIGHTENING LIQUIDITY***	***MPM's current balance sheet is unsustainable and liquidity is diminishing*** ▪ Net leverage of 16.7x through HoldCo as of FYE2013 (17.1x gross of cash) ▪ Liquidity of \$204 million(3) as of FYE2013 and negative free cash flow of over \$200 million (implying <1 year of runway) ▪ Balance sheet and liquidity issues have constrained MPM's ability to make strategic capital expenditures and investments in new product development, resulting in a disadvantaged cost position and near-term need for "catch-up" investment to remain competitive
5	***BALANCE SHEET RESTRUCTURING***	***A balance sheet restructuring for MPM is a critical component of creating a competitive and sustainable company going forward*** ▪ Need to deleverage significantly; MPM net leverage of 16.7x through HoldCo vs. 3.4x per industry median(4) ▪ Significant new equity needed to fund post-restructuring liquidity needs and reduce leverage to market levels

Source: Market Research
(1) All FY2013 and FYE2013 amounts represent management's best estimate as of the presentation date. Q4 numbers have not been finalized
(2) Measured between Q1-2011 LTM to FY2013 for volumes and direct materials costs; based on Q1-2011 to Q4-2013 for average selling price
(3) Includes HoldCo cash of \$9 million
(4) Based on Wall Street Research

Appendix

A. Silicones Materials Flow Schematic

Silicones Simplified Materials Flow

Materials Flow of Selected Raw Materials to Major Finished Product Groups


On-site Partner
Fumed Silica
Compounding
Elastomers
Sealants
MeOH
MeCL Synthesis
HCl
Si-Metal
MeCl
MCS Synthesis
Distillation
Hydrolysis/ Cracker
Polymerisation
Fluids
Specialty
Basic(1)
TCS Synthesis
Reactor
Co-Polymerisation
Fluids
UA
TMS Synthesis
Reactor
Silanes
Polyether
Raw Materials
Momentive Manufactures

(1) For external sale, Basics Segment primarily produces basic fluids through polymerisation process; Basics Segment also includes upstream intermediates and by-products that flow into other finished product groups

II. MPM Legal Entity Chart



MOMENTIVE PERFORMANCE MATERIALS SUBSIDIARIES CHART 1 OF 2
Momentive Performance Materials Holdings LLC (DE)
MPM TopCo LLC (DE)
Momentive Performance Materials Holdings Inc. (DE)
Momentive Performance Materials Inc. (DE)
Momentive Performance Materials Worldwide Inc. (DE)
MPM Escrow LLC (DE)
MPM Finance Escrow Corp. (DE)
Momentive Performance Materials USA Inc. (DE)
Juniper Bond Holdings (I-IV) LLC (DE)
Momentive Performance Materials China SPV Inc. (DE)
Momentive Performance Materials Canada ULC (Canada)
Momentive Performance Materials GmbH (Germany)
Momentive Performance Materials Nova Scotia ULC (Nova Scotia)
See Chart 5 for GmbH Subsidiaries
Momentive Performance Materials Asia Pacific Pte Ltd (Singapore)
Vietnam Rep Office
Indonesia Rep Office
Momentive Performance Materials Korea Co Ltd (Korea)
Momentive Performance Materials Japan LLC (Japan)
Ohta Kako LLC (Japan)
Momentive Performance Materials Pte Ltd (Singapore)
49%
Zhejiang Xinan Momentive Performance Materials Co., Ltd (China) (5)
Momentive Performance Materials (Shanghai) Management Co., Ltd (China)
Malaysia Branch
Philippines Branch
Momentive Performance Materials (Shanghai) Trading Co., Ltd. (China)
Beijing Branch
Guangzhou Branch
Momentive Services S. de R.L. de C.V. (Mexico) (3)
Momentive Performance Materials S. de R.L. de C.V. (Mexico) (4)
Momentive Performance Materials Industria de Silicones Ltda (Brazil) (2)
Nautilus Pacific Two Pte. Ltd. (Singapore)
Momentive Performance Materials Hong Kong Ltd (Hong Kong)
Taiwan Branch
Momentive Performance Materials (Thailand) Ltd. (Thailand) (1)
TA Holding Pte Ltd (Singapore)
51%
51%
49%
49%
Momentive Performance Materials (Nantong) Co Ltd (China)
Momentive Performance Materials (Shanghai) Co Ltd (China)
Momentive Performance Materials Quartz, Inc. (DE)
MPM Silicones, LLC (NY)
Momentive Performance Materials South America Inc. (DE)
MPM AR LLC (DE)
Argentina Branch
Costa Rica Branch
Chile Branch
Nautilus Pacific Four Pte Ltd (Singapore)
Wuxi Momentive Performance Materials Co. Ltd. (China)
Tax Status for US tax purposes
Unrestricted Sub
Loan Party Non-Guarantor
Issuers
Loan Party / Guarantors
Corporation
JV/ Partnership
Rep/ Branch Office
US Disregarded Entity
Foreign Disregarded Entity
Foreign Branch
LEGEND
1) 1 Nominal share held by each TA Holding Pte Ltd & Momentive Performance Materials Pte Ltd
2) Nominal shareholder Momentive Performance Materials China SPV Inc.
3) Nominal shareholder Momentive Performance Materials China SPV Inc.
4) Nominal shareholder Momentive Performance Materials China SPV Inc.
5) 51% - Zhejiang Xinan Chem. Ind Grp Co Ltd

MOMENTIVE PERFORMANCE MATERIALS EUROPE SUBSIDIARIES CHART 2 OF 2



Momentive Performance Materials Worldwide Inc. (DE)
Momentive Performance Materials GmbH (Germany)
Momentive Performance Materials (India) Private Limited (India)
Momentive Performance Materials Suisse Sarl (Switzerland)
Momentive Performance Materials Commercial Services GmbH (Germany)
Momentive Performance Materials Ltd (UK)
Momentive Performance Materials Italy Srl (Italy)
Momentive Performance Materials Quartz GmbH (Germany)
Momentive Performance Materials Silicones BV (Netherlands)
Dubai Branch
Czech Branch
Poland Branch
1%
99%
1%
99%
Momentive Performance Materials Kimya Sanayi ve Ticaret Limited Sirketi (Turkey)
Momentive Performance Materials Rus LLC (Russia)
Momentive Performance Materials (Pty) Ltd. (South Africa)
Momentive Performance Materials Specialties Srl (Italy)
Momentive Performance Materials France Sarl (France)
99%
1%
Momentive Performance Materials Benelux BVBA (Belgium)
Tax Status for US tax purposes
Unrestricted Sub
Loan Party Non-Guarantor
Loan Party / Guarantors
Corporation
JV/ Partnership
Rep/ Branch Office
US Disregarded Entity
Foreign Disregarded Entity
Foreign Branch

MOMENTIVE™

III. Raw Material Spend

Key Raw Materials


12%
46%
24%
4%
14%
Silicon Metal
Methanol
Methyl Chloride
ASM
Xinan

Key Material	Spend $MM
Silicon Metal	180
Methanol	56
Methyl Chloride	16
ASM	93
Xinan	49
Platinum	45
Total	439

[redacted]

III. Regional P&L

2013 Regional P&L

($ in millions, unless otherwise noted)

Preliminary Draft, Subject to Post Close Adjustments

	Consolidated					Asia				
	Q1	Q2	Q3	Q4	FY-13	Q1	Q2	Q3	Q4	FY-13
Summary P&L										
Total Revenue	570	610	604	614	2,398	187	201	189	211	788

	Europe				
	Q1	Q2	Q3	Q4	FY-13
Summary P&L					
Total Revenue	164	172	169	172	677

	Latin America					North America				
	Q1	Q2	Q3	Q4	FY-13	Q1	Q2	Q3	Q4	FY-13
Summary P&L										
Total Revenue	19	19	21	22	81	199	218	225	210	852

[redacted]

IV. Input Pricing & Other

MOMENTIVE

Silicon Metal Market



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
USD/mt
10 Q1
Q2
Q3
Q4
11 Q1
Q2
Q3
Q4
12 Q1
Q2
Q3
Q4
13 Q1
Q2
Q3
Q4
14 Q1
Q2
Q3
Q4
EU Silicon Metal Market Actual
EU Silicon Metal Market Forecast
NA Silicon Metal Market Actual
NA Silicon Metal Market Forecast
PAC Silicon Metal Market Actual
PAC Silicon Metal Market Forecast

Year	NA AVG USD/mt	EU AVG USD/mt	PAC AVG USD/mt
2010	3,061	3,087	2,339
2011	3,453	3,288	2,510
2012	2,773	2,604	2,168
2013	2,697	2,602	1,937
2014	2,948	2,802	2081

a) NA market price and forecast source is CRU US Import Price ($/tonne)
b) EU market price and forecast source is CRU EU Spot Price ($/tonne)
c) AP market price and forecast source is CRU Japan Import Price ($/tonne)

Total Momentive Volume purchased by region: NA: 36 KMt, EU: 29 KMt, AP: 14 KMt

Methanol Market


200
175
150
125
100
75
50
CPG
10 Q1
Q2
Q3
Q4
11 Q1
Q2
Q3
Q4
12 Q1
Q2
Q3
Q4
13 Q1
Q2
Q3
Q4
14 Q1
Q2
Q3
Q4
EU Methanol Market Actual b)
EU Methanol Market Forecast
NA Methanol Market Actual a)
NA Methanol Market Forecast
PAC Methanol Market Actual c)
PAC Methanol Market Forecast

Year	NA AVG CPG	EU AVG CPG	PAC AVG CPG
2010	110	101	106
2011	131	129	132
2012	135	130	133
2013	161	155	140
2014	171	178	159

a) NA Actual Market price is Industry Average using CMAI, Dewitt, JJ&A
b) EU Actual Market price is ICIS LOR Methanol Quarterly FOB R'dam converted to CPG; Forecast FX = $1.32 = 1 EU
c) PAC is Methanex's APCP for Au/Nz only.

Total Momentive Volume purchased by region: NA: 710 kT, EU: 254kT, AP: 74 kT, SA: 120 kT

MOMENTIVE™

Future Capex

	2014	2015	2016
Maintenance	54	54	57
EH&S	31	31	33
Growth	35	40	45
Total	**$120**	**$125**	**$135**

Pension

- 2014 pension contributions are expected to be $20 million. 2015 pension contributions are projected to be $11 million. Out years approximately $15 -$20 million.

- MPM pension liabilities are as follows:

	2013		2012	
	Domestic	Foreign	Domestic	Foreign
– Unfunded liability	$(59)	$(129)	$(87)	$(126)

V. Internal NTC Summary 2013

2013 Net Trading Capital Trends **SQD : Silicones & Quartz** *Last Updated: 1/20/2014 at 10:45 AM*

In $ millions	2010	2011	2012				2013																
	Ending	Ending	Q1	Q2	Q3	Q4	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13	Q4-13		Dec-13 Forecast	Dec-13 Budget
Month-End Balances																						
Customer Receivables	335	315	327	340	307	290	279	281	310	306	300	325	305	300	325	318	316	329	329		$ 310	$ 305
DSO	*44.5*	*43.5*	*42.8*	*43.9*	*45.2*	*45.4*	*48.4*	*47.4*	*44.1*	*46.8*	*45.5*	*46.0*	*47.4*	*47.8*	*46.6*	*47.1*	*47.3*	*48.7*	*48.7*			
Inventories	376	394	411	398	399	374	414	425	401	433	417	405	423	425	406	419	413	367	367		390	360
DIO	*80.1*	*78.5*	*87.1*	*75.4*	*88.9*	*82.8*	*96.0*	*99.3*	*92.2*	*96.4*	*86.4*	*81.9*	*86.4*	*89.9*	*82.9*	*85.0*	*83.0*	*72.1*	*72.1*			
Payables	298	306	309	305	290	255	227	232	276	257	237	296	255	257	254	231	248	250	250		290	285
DPO	*56.9*	*53.7*	*56.6*	*51.1*	*57.2*	*51.7*	*52.1*	*54.4*	*54.8*	*52.7*	*45.7*	*54.4*	*51.4*	*53.2*	*46.7*	*45.0*	*48.2*	*45.0*	*45.0*			
NTC	**$ 413**	**$ 404**	**$ 429**	**$ 433**	**$ 415**	**$ 410**	**$ 465**	**$ 474**	**$ 435**	**$ 481**	**$ 480**	**$ 434**	**$ 473**	**$ 467**	**$ 477**	**$ 506**	**$ 482**	**$ 445**	**$ 445**		**$ 410**	**$ 380**
Trailing 12 months of Sales	2,588	2,637	2,571	2,471	2,389	2,359	2,368	2,359	2,335	2,346	2,346	2,317	2,338	2,344	2,350	2,373	2,390	2,398	2,398			
NTC % to Sales	*16.0%*	*15.3%*	*16.7%*	*17.5%*	*17.4%*	*17.4%*	*19.6%*	*20.1%*	*18.6%*	*20.5%*	*20.5%*	*18.7%*	*20.2%*	*19.9%*	*20.3%*	*21.3%*	*20.2%*	*18.6%*	*18.6%*			
Cash Flow Changes																				YTD		
Customer Receivables	15	(10)	(11)	(13)	34	16	12	(2)	(29)	4	6	(25)	20	5	(26)	7	2	(12)	(3)	(38)		
Inventories	23	79	(16)	12	(0)	24	(39)	(11)	24	(32)	16	13	(18)	(2)	19	(14)	6	46	38	7		
Accts & Drafts Payable	9	12	3	(4)	(15)	(35)	(28)	5	44	(19)	(21)	59	(41)	2	(4)	(23)	17	3	(3)	(5)		
NTC	**47**	**80**	**(25)**	**(5)**	**18**	**5**	**(56)**	**(8)**	**39**	**(46)**	**1**	**47**	**(39)**	**5**	**(10)**	**(29)**	**24**	**36**	**32**	**(36)**		

[redacted]



$600
$500
$400
$300
$200
$100
$-
Ending 2010
Ending 2011
Q1
Q2
Q3
Q4
2012
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Q4-13
2013
Total Working Capital
Receivables
Inventory
Payables

Note: Presented on internal reporting basis; Varies from external SEC reporting

VI. Borrowing Base Calculations (12.31.2013)

MPM
Borrowing Base - Cover Page
As of December 31, 2013
(Amounts in USD)

	US Silicone	US Quartz	Total US	Canada	Germany Silicone	Germany Quartz	Total Germany	Netherlands	UK [2]	Consolidated Total
A. Available Accounts Receivable	$ 55,874,431	$ 18,352,091	$ 74,226,522	$ 4,603,374	$ 45,398,507	$ 5,536,149	$ 50,934,656	$ -	$ -	$ 129,764,552
B. Available Inventory	$ 76,186,775	$ 10,396,900	$ 86,583,674	$ 133,119	$ 45,188,916	$ 1,558,654	$ 46,747,570	$ -	$ -	$ 133,464,363
C. Available Machinery and Equipment	$ -	$ -	$ -	$ -	$ 50,000,000	$ -	$ 50,000,000	$ -	$ -	$ 50,000,000
D. Less: Total Borrowing Base Reserves	$ 544,600	$ 71,372	$ 615,972	$ 421,068	$ 31,213,888	$ 1,067,881	$ 32,281,769			$ 33,318,809
	$ 131,516,606	$ 28,677,618	$ 160,194,224	$ 4,315,425	$ 109,373,535	$ 6,026,922	$ 115,400,457	$ -	$ -	$ 279,910,106
E. Borrower Specific Borrowing Base, with German BB cap (Limit Germany BB to greater of (a) 50% of total BB & (b) max. ABL commitments)	$ 131,516,606	$ 28,677,618	$ 160,194,224	$ 4,315,425	$ 109,373,535	$ 6,026,922	$ 115,400,457	$ -	$ -	$ 279,910,106
Adjustment for suppressed availability, as applicable										
Max Revolving Commitments										
Suppressed availability, allocated as applicable[1]					$ 3,883,184	$ 6,026,922	$ 9,910,106	$ -	$ -	$ 9,910,106
Borrower Specific Borrowing Base, after suppressed availability	$ 131,516,606	$ 28,677,618	$ 160,194,224	$ 4,315,425	$ 105,490,351	$ -	$ 105,490,351	$ -	$ -	$ 270,000,000
Total Max BB available by Borrower:										
US (Silicone + Quartz)			$ 160,194,224	$ 160,194,224	$ 160,194,224	$ 160,194,224		N/A	N/A	
Canada			N/A	$ 4,315,425	$ 4,315,425	$ 4,315,425		N/A	N/A	
Germany Silicone			N/A	N/A	$ 105,490,351	$ 105,490,351		N/A	N/A	
Germany Quartz			N/A	N/A	N/A	$ -		N/A	N/A	
Netherlands			N/A	$ -	$ -	$ -		N/A	N/A	
UK			N/A	$ -	$ -	$ -		N/A	N/A	
			$ 160,194,224	$ 164,509,649	$ 270,000,000	$ 270,000,000		N/A	N/A	
Revolving Exposure										
Revolving Loans (Tranche B utilized first - $45mm limit)	$ -		$ -		$ 25,000,000		$ 25,000,000			$ 25,000,000
Revolving Loans (Tranche A utilized after Tranche B - $225mm limit)	$ 88,000,000		$ 88,000,000		$ 22,000,000		$ 22,000,000			$ 110,000,000
Letters of Credit (Tranche A only - $125mm L/C sublimit)	$ 49,233,118		$ 49,233,118		$ 20,004,770		$ 20,004,770			$ 69,237,888
Swingline (Tranche A only - $50mm limit)			$ -		$ -		$ -			$ -
Total Revolving Exposure	$ 137,233,118	$ -	$ 137,233,118	$ -	$ 67,004,770	$ -	$ 67,004,770	$ -	$ -	$ 204,237,888
Total Excess Availability										$ 65,762,112

Footnote:

[1] Reduce for suppressed availability in following order: UK, Netherlands, Germany Quartz, Germany Silicone, US Quartz, US Silicone

[2] The UK is referenced as England and Wales in the Credit Agreement

Officer's Certification:

Pursuant to the Credit Agreement dated as of April 24, 2013, the undersigned Responsible Officer of Momentive Performance Materials Inc. certifies that the information provided in this Borrowing Base Certificate to JPMorgan Chase Bank, N.A., as Administrative Agent, is true and correct based on the accounting records of Momentive Performance Materials, Inc. and its subsidiaries

Momentive Performance Materials Inc.

George F. Knight 1/20/14

George Knight
Senior Vice President & Treasurer

Date

MPM

Borrowing Base - Eligible Receivables

As of December 31, 2013

(Amounts in USD)

		US Silicone	US Quartz	Total US	Canada	Germany Silicone	Germany Quartz	Total Germany	Consolidated Total
Gross A/R		$ 69,134,649	$ 20,816,912	$ 89,951,562	$ 5,636,368	$ 74,066,716	$ 6,654,357	$ 80,721,073	$ 176,309,002
Ineligibles:	(1)								
Non Perfected Security Interest		-	-	-	-	-	-	-	-
Intercompany	a	-	-	-	-	-	-	-	-
Past Due > 60 PDD	b	349,764	162,180	511,944	112,720	217,904	62,704	280,608	905,272
> 120 day terms	b	303,826	-	303,826	-	132,852	(175)	132,677	436,503
Credits Past Due	b	1,162,438	153,977	1,316,415	49,534	193,941	3,997	197,938	1,563,887
Cross Age	c	13,612	14,457	28,069	(842)	(2,695)	-	(2,695)	24,532
Non conforming -covenants/reps/warrants	d	-	-	-	-	-	-	-	-
Contra	e	2,770,632	58,181	2,828,812	-	1,065,716	12,239	1,077,955	3,906,768
Discounts, rebates, returns, deposits, etc	f	-	-	-	-	56,027	83,903	139,930	139,930
Bankruptcy	g	-	-	-	-	-	-	-	-
Ineligible Jurisdiction >$25MM	h	-	-	-	-	19,494,541	321,799	19,816,341	19,816,341
Bill-and-hold, consignment, etc	i	-	-	-	-	-	-	-	-
Chargebacks, debit memos, etc	j	597,508	36,905	634,413	77,691	43,985	103	44,088	756,191
No invoice	k	-	-	-	-	-	-	-	-
Commissions, service charges etc	l	-	-	-	-	5,441	-	5,441	5,441
Government (US)	m	-	-	-	-	-	-	-	-
Goods/services not provided/FOB destination (Revenue Recognition)	n	-	-	-	-	802,466	-	802,466	802,466
Chattel paper, etc	o	-	-	-	-	-	-	-	-
Government (Foreign)	p	-	-	-	-	-	-	-	-
Concentration Cap @ 15% / 20%	q	-	-	-	-	-	-	-	-
Invalid, non-compliant to applicable laws	r	-	-	-	-	-	-	-	-
Subject to Foreign laws	s	-	-	-	-	-	-	-	-
Foreign Currency Exchange	t	-	-	-	35,775	-	-	-	35,775
Other ineligibles		-	-	-	-	-	-	-	-
Total Ineligibles		5,197,779	425,700	5,623,479	274,879	22,010,178	484,570	22,494,749	28,393,107
Eligible A/R		63,936,870	20,391,212	84,328,082	5,361,489	52,056,538	6,169,786	58,226,324	147,915,895
Dilution % > 5% per most recent FE		2.9%	0.0%		4.6%	3.1%	0.3%		
Dilution Reserve		1,854,169	-	1,854,169	246,628	1,613,753	18,509	1,632,262	3,733,060
Net Eligible A/R		62,082,701	20,391,212	82,473,913	5,114,860	50,442,785	6,151,277	56,594,062	144,182,835
Advance Rate		90%	90%	90%	90%	90%	90%	90%	90%
Available A/R, before Reserves		**$ 55,874,431**	**$ 18,352,091**	**$ 74,226,522**	**$ 4,603,374**	**$ 45,398,507**	**$ 5,536,149**	**$ 50,934,656**	**$ 129,764,552**

[1] Eligible Credit Agreement Reference

MPM
Borrowing Base - Eligible Inventory
As of December 31, 2013
(Amounts in USD)

	*	US Silicone RM	US Silicone WIP	US Silicone FG	US Silicone Total	US Quartz RM	US Quartz WIP	US Quartz FG	US Quartz Total	Total US
Gross Inventory		$ 18,229,028	$ 16,533,260	$ 91,000,626	$ 125,762,915	$ 1,032,787	$ 12,975,397	$ 6,349,654	$ 20,357,836	$ 146,120,753
Add: In Transit		582,856	-	4,908,925	5,491,782	-	-	160,668	160,668	5,652,449
Adjusted Gross Inventory		18,811,885	16,533,260	95,909,552	131,254,697	1,032,787	12,975,397	6,510,322	20,518,504	151,773,202
Ineligibles:										
Non Perfected Security Interest		-	-	-	-	-	-	-	-	-
Adjustment for RM recorded in WIP	a	782,951	-	-	782,951	76,790	-	-	76,790	859,742
Unsaleable/not useable/Out of Spec	b	-	-	-	-	-	-	-	-	-
Slow moving, obsolete, defective etc	c	979,566	668,287	4,525,822	6,173,677	-	-	1,891,183	1,891,183	8,064,860
Non ordinary course of business	d	-	-	-	-	-	-	-	-	-
Consigned	e	-	37,120	1,295,267	1,332,387	-	4,362	162,943	167,305	1,499,712
Purchase Price Variance	f	1,028,008	-		1,028,008	-	-	-	-	1,028,008
Lower of Cost or Market	g	-	-	982,691	982,691	-	-	2,389,414	2,389,414	3,372,105
Violation of Fair Labor Standards Act	h	-	-	-	-	-	-		-	-
Not insured	i	-	-	-	-	-	-	-	-	-
Customer has possession	j	-	-	-	-	-	-	-	-	-
Non-governmental standards	k	-	-	-	-	-	-	-	-	-
Non-conforming with credit agreement	l	-	-	-	-	-	-	-	-	-
Tolling locations / Outside Processors	m	1,508,294	-	-	1,508,294	39,615	-	-	39,615	1,547,909
Ineligible Jurisdiction	n	-	-	-	-	-	-	-	-	-
Packaging, mandrels, tooling	o	2,691,978	-	-	2,691,978	54,819	209,757	-	264,576	2,956,554
Subject to IP rights of 3rd party	p	-	-	-	-	-	-	-	-	-
Commingled/Methanol Adjustment	q	-	-	-	-	-	-	-	-	-
Shrink/ Physical inventory reserve	r	-	-	90,910	90,910	-	-	-	-	90,910
Inter-Company Profit	s	-	-	1,647,534	1,647,534	-	-	14,000	14,000	1,661,534
Reclass of A/R due to FOB shipping terms		-	-	-	-	-	-	-	-	-
Other ineligibles		-	-	-	-	-	-	-	-	-
Total Ineligibles		6,990,797	705,407	8,542,225	16,238,431	171,224	214,119	4,457,540	4,842,903	21,081,334
Eligible Inventory before Advance Rate		11,821,088	15,827,853	87,367,327	115,016,266	861,563	12,761,278	2,122,982	15,695,803	130,712,069
Lesser of (a) and (b):										
(a) Advance Rate		70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%
NOLV% per most recent appraisal					73.6%				73.6%	73.6%
(b) NOLV at 90%					66.2%				66.2%	66.2%
Available Inventory, before Reserves					$ 76,106,775				$ 10,396,500	$ 86,503,474

	*	Canada RM	Canada WIP	Canada FG	Canada Total	Germany Silicone RM	Germany Silicone WIP	Germany Silicone FG	Germany Silicone Total
Gross Inventory		$ -	$ 28,393	$ 189,223	$ 217,616	$ 11,257,701	$ 24,469,722	$ 47,417,436	$ 83,144,861
Add: In Transit		4,228	-	13,397	17,625	499,095	-	12,623,991	13,123,086
Adjusted Gross Inventory		4,228	28,393	202,620	235,241	11,756,796	24,469,722	60,041,427	96,267,947
Ineligibles:									
Non Perfected Security Interest		-	-	-	-	-	-	-	-
Adjustment for RM recorded in WIP	a	-	-	-	-	-	-	-	-
Unsaleable/not useable/Out of Spec	b	-	-	-	-	572,710	638,422	3,276,702	4,487,834
Slow moving, obsolete, defective etc	c	-	15,357	22,920	38,277	169,188	112,661	913,349	1,195,197
Non ordinary course of business	d	-	-	-	-	-	-	-	-
Consigned	e	-	-	-	-	-	909,637	2,081,050	2,991,687
Purchase Price Variance	f	-	-	-	-	2,916,179	-		2,916,179
Lower of Cost or Market	g	-	-	-	-	-	272,536	1,415,067	1,687,603
Violation of Fair Labor Standards Act	h	-	-	-	-	-	-	-	-
Not insured	i	-	-	-	-	-	-	-	-
Customer has possession	j	-	-	-	-	-	-	-	-
Non-governmental standards	k	-	-	-	-	-	-	-	-
Non-conforming with credit agreement	l	-	-	-	-	-	-	-	-
Tolling locations / Outside Processors	m	-	-	-	-	1,200,324	-	-	1,200,324
Ineligible Jurisdiction	n	-	-	-	-	3,988,505	701,028	8,167,635	12,857,169
Packaging, mandrels, tooling	o	-	-	-	-	705,250	-	-	705,250
Subject to IP rights of 3rd party	p	-	-	-	-	-	-	-	-
Commingled/Methanol Adjustment	q	-	-	-	-	1,299,265	-	-	1,299,265
Shrink/ Physical inventory reserve	r	-	-	-	-	-	-	-	-
Inter-Company Profit	s	-	-	-	-	-	-	-	-
Reclass of A/R due to FOB shipping terms		-	-	-	-	-	-	(1,294,544)	(1,294,544)
Other ineligibles		-	-	-	-	-	-	-	-
Total Ineligibles		-	15,357	22,920	38,277	10,651,442	2,825,264	14,571,259	28,047,965
Eligible Inventory before Advance Rate		4,228	13,036	179,700	196,964	1,105,357	21,644,458	45,470,168	68,219,982
Lesser of (a) and (b):									
(a) Advance Rate		70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%	70.0%
NOLV% per most recent appraisal					73.6%				73.6%
(b) NOLV at 90%					66.2%				66.2%
Available Inventory, before Reserves					$ 130,539				$ 45,188,916

	*	Germany Quartz RM	Germany Quartz WIP	Germany Quartz FG	Germany Quartz Total	Total Germany	Consolidated Total
Gross Inventory		$ 348,180	$ 705,135	$ 2,202,254	$ 3,255,530	$ 86,400,391	$ 232,738,760
Add: In Transit		292,472	-	411,254	703,676	13,826,762	19,496,836
Adjusted Gross Inventory		640,652	705,135	2,613,458	3,959,206	100,227,153	252,235,596
Ineligibles:							
Non Perfected Security Interest		-	-	-	-	-	-
Adjustment for RM recorded in WIP	a	-	-	-	-	-	859,742
Unsaleable/not useable/Out of Spec	b	-	-	-	-	4,487,834	4,487,834
Slow moving, obsolete, defective etc	c	-	-	170,756	170,756	1,365,954	9,469,090
Non ordinary course of business	d	-	-	-	-	-	-
Consigned	e	-	4,115	770,999	775,114	3,766,802	5,266,514
Purchase Price Variance	f	-	-	-	-	2,916,179	3,944,187
Lower of Cost or Market	g	-	-	-	-	1,687,603	5,059,708
Violation of Fair Labor Standards Act	h	-	-	-	-	-	-
Not insured	i	-	-	-	-	-	-
Customer has possession	j	-	-	-	-	-	-
Non-governmental standards	k	-	-	-	-	-	-
Non-conforming with credit agreement	l	-	-	-	-	-	-
Tolling locations / Outside Processors	m	1,215	-	-	1,215	1,201,539	2,749,448
Ineligible Jurisdiction	n	-	-	659,080	659,080	13,518,250	13,518,250
Packaging, mandrels, tooling	o	-	-	-	-	705,250	3,661,804
Subject to IP rights of 3rd party	p	-	-	-	-	-	-
Commingled/Methanol Adjustment	q	-	-	-	-	1,299,265	1,299,265
Shrink/ Physical inventory reserve	r	-	-	-	-	-	90,910
Inter-Company Profit	s	-	-	-	-	-	1,661,534
Reclass of A/R due to FOB shipping terms		-	-	-	-	(1,294,544)	(1,294,544)
Other ineligibles		-	-	-	-	-	-
Total Ineligibles		1,215	4,115	1,600,836	1,606,166	29,654,131	50,773,741
Eligible Inventory before Advance Rate		639,387	701,020	1,012,632	2,353,040	70,573,022	201,485,055
Lesser of (a) and (b):							
(a) Advance Rate		70.0%	70.0%	70.0%	70.0%	70.0%	70.0%
NOLV% per most recent appraisal					73.6%	73.6%	73.6%
(b) NOLV at 90%					66.2%	66.2%	66.2%
Available Inventory, before Reserves					$ 1,558,634	$ 46,747,570	$ 133,404,363

*Eligible Credit Agreement Reference

MPM

Borrowing Base - Eligible Machinery and Equipment

As of December 31, 2013

(Amounts in USD)

					Additional M&E Borrowing Base			Total
		Germany Silicone	Germany Quartz	Canada	Netherlands	UK	Total Non-appraised M&E BB [3]	Consolidated
Appraised M&E NOLVIP		69,582,105						69,582,105
Ineligibles (to extent not included in appraisal):	[1]							
Non Perfected Security Interest							-	-
No valid, marketable title	a						-	-
Foreign	b						-	-
Tolling locations / Outside Processors	c						-	-
Obsolete, unmerchantable, etc	d						-	-
Damaged, defective	e						-	-
At 3rd party repair facilities	f						-	-
Non conforming -covenants/reps/warrants	g						-	-
Non-governmental standards	h						-	-
Not insured	i						-	-
England/Whales-Debtor Relief Law	j							
England/Whales- non-connected pension scheme	k							
Other ineligibles							-	-
Total Ineligibles		-	-	-	-	-	-	-
Eligible Appraised M&E before Advance Rate		69,582,105	-	-	-	-	-	69,582,105
Advance rate - 80%								
Available Appraised M&E		$ 55,665,684	$ -	$ -	$ -	$ -	$ -	$ 55,665,684
Additional M&E BB:								
NBV			-		-	-	-	
Minimum NBV ($10mm in aggregate)[2]			-		-	-	-	
Available Non-appraised M&E BB before $5mm cap			-		-	-	-	
Available Non-appraised M&E BB subj to $5mm cap			-	-	-	-	-	-
Total Available M&E, before $50mm cap								55,665,684
Total Available M&E, subj to $50mm cap								$ 50,000,000

[1]Eligible Credit Agreement Reference

[2]Additional M&E has not been appraised as of the closing, but is capped at $5mm & is subject to $10mm aggregate NBV. This will be appraised at the next scheduled appraisal

[3]Non-appraised M&E will be appraised at the next scheduled appraisal subsequent to closing

MPM

Borrowing Base - Reserves

As of December 31, 2013

(Amounts in USD)

	US Silicone	US Quartz	Total US	Canada	Germany Silicone	Germany Quartz	Total Germany	Netherlands	UK	Consolidated Total
Reserve for ROT/EROT:			-		$8,829,926		$8,829,926			8,829,926
Reserve for German Trustee Admin Fee:							-			
A/R Availability			-		45,398,507	5,536,149	50,934,656			50,934,656
Inventory Availability			-		45,188,916	1,558,654	46,747,570			46,747,570
M&E Availability			-		50,000,000	-	50,000,000			50,000,000
9% Trustee Admin Fee			-		$ 12,652,868	$ 638,532	13,291,400			13,291,400
German Trustee Admin Fee Reserve	$ -	$ -	$ -	$ -	$ 12,652,868	$ 638,532	$ 13,291,400	$ -	$ -	$ 13,291,400
Priority Payables:										
Accrued sales and VAT taxes (CAN & GER only)			-				-			-
Accrued pension and retirement liabilities (CAN only)			-				-			-
Accrued vacation/layoffs			-				-			-
Insolvency admin fee (UK)										
Other Priority Payables			-				-			-
Subtotal Priority Payables Reserve	$ -	$ -	$ -	$ 421,068	$ 2,705,042	$ 429,349	$ 3,134,391	$ -	$ -	$ 3,555,459
Up to $30mm for pari passu hedge/cash mgt agr.										
Rent Reserve (2 months rent expense)[2]	544,600	71,372	615,972		7,026,051		7,026,051			7,642,024
Other Reserves			-				-			-
Total Borrowing Base Reserves	$ 544,600	$ 71,372	$ 615,972	$ 421,068	$ 31,213,888	$ 1,067,881	$ 32,281,769	$ -	$ -	$ 33,318,809

[1]Not to exceed related inventory balance

[2]Rent reserve required unless landlord waiver received.

VII. DIP Sizing Presentation (03.10.2014)

DIP Facility Sizing Analysis

March 7, 2014

WORK IN PROCESS DOCUMENT - SUBJECT TO MATERIAL CHANGE

The attached DIP sizing analysis has been developed by Momentive Performance Materials, Inc. ("MPM" or the "Company") to provide an estimate of the size of DIP financing needed by the Company in two scenarios. The two scenarios are highlighted below, and the major assumptions underlying each scenario are set forth on the following pages.

-A pre-arranged chapter 11 filing that lasts no longer than six months; and
-A pre-arranged chapter 11 filing that lasts no longer than one year.

The DIP sizing analysis is based on the Company's "Contingency Scenario" cash flow forecast (through May 16, 2014), coupled with the Company's operating plan for the balance of the forecast periods. The assumptions relating to chapter 11 contingencies, foreign operations and intercompany activity are consistent with the Company's aforementioned "Contingency Scenario," dated March 2, 2014.

MPM notes that the effort to better understand existing forecast methodologies (especially those of foreign operations) and to implement formalized cash flow forecasting efforts is ongoing. The Company anticipates that the "Contingency Scenario" cash flow forecast will be revised in the coming weeks as certain assumptions are further assessed and updated.

The following highlights the different assumptions in each pre-arranged chapter 11 filing scenario.

Scenario A: One Year

-Assumes an emergence date in early April 2015.
-Weighted average DPO for U.S. entities drops to approximately 15 days in the post-petition period, improving to approximately 20 days in January 2015.
-Weighted average DPO reduction applied to European entities in Scenario A assumed to reverse in January 2015 as vendors gain more confidence in viability of global enterprise.
-Payment of approximately $40 million in fees to professionals and UST in connection with restructuring during the forecast period.
-Payment of approximately $126 million of adequate assurance interest payments to 1st liens, 1.5 liens and cash flow revolver.
-DIP facility used to cash collateralize approximately $68 million worth of LCs at a 5.0% premium.

Scenario B: 180 Days

-Assumes an emergence date in late September 2014.
-Weighted average DPO for U.S. entities drops to approximately 15 days in the post-petition period.
-Weighted average DPO for European region drops by 5 days in May 2014 to reflect potential impact of filing on perceived creditworthiness of non-debtor entities (impact to liquidity of approximately $9 million).
-Payment of approximately $19 million in fees to professionals and UST in connection with restructuring during the forecast period.
-Payment of approximately $64 million of adequate assurance interest payments to 1st liens, 1.5 liens and cash flow revolver.
-DIP facility used to cash collateralize approximately $68 million worth of LCs at a 5.0% premium.

WORK IN PROCESS DOCUMENT - SUBJECT TO MATERIAL CHANGE

Summary of Liquidity Requirements by Scenario

	Peak Need	Forecast Period
	Apr. '14 - Sep. '14	
Operating cash flows (1)	$ (120)	$ (70)
Financial cash flows	(75)	(81)
Restructuring cash flows	(7)	(23)
Subtotal - Apr. '14 - Sep. '14	**(202)**	**(174)**
Cash build needs	(45)	(45)
Contingency	(35)	(35)
Liquidity needs - 180 days	***(281)***	***$ (254)***
Add: Repayment of drawn ABL	(168)	
Total Peak Facility Need	**$ (450)**	
	Oct. '14 - Mar. '15	
Operating cash flows	$ 65	$ 72
Financial cash flows	(70)	(71)
Restructuring cash flows	(19)	(21)
Subtotal - Oct. '14 - Mar. '15	**(24)**	**(20)**
Liquidity needs - One year	***(305)***	***$ (273)***
Add: Repayment of drawn ABL	(168)	
Total Peak Facility Need	**$ (473)**	

(1) Assumes cash collateralization of all pre-petition LCs (plus 5% premium) upon approval of final DIP order.

Scenario A – One Year

WORK IN PROCESS DOCUMENT - SUBJECT TO MATERIAL CHANGE

Scenario A: One Year

Based on the Company's forecast, estimated peak borrowing needs in the one year pre-arranged scenario reach approximately [$305] million in early November, 2014. This estimate is calculated as following:

One Year DIP Sizing

Proposed Debtors' post-petition liquidity needs

	Peak Need (1)	F'Cast Pd (2)
Operating related		
Operating cash flow (3)	$ 144	$ 264
CapEx spend	(48)	(75)
Issued and outstanding LCs (4)	(71)	(69)
Interco financing (5)	(81)	(119)
Subtotal operating	**(55)**	**1**
Financing related		
Interest on pre-petition debt	(126)	(126)
DIP cash interest / fees	(19)	(25)
Subtotal financing	**(144)**	**(152)**
Restructuring related		
Restructuring prof. fees (incl. UST)	(22)	(40)
Util. deposits	(3)	(3)
Subtotal restructuring	**(26)**	**(43)**
Subtotal liquidity needs	***(226)***	***$ (194)***
Cash balance re-build		
Global cash target	(100)	
Add back: Debtors' beginning cash	5	
Add back: Non-debtors' beg. cash	50	
Needs for cash re-build	**(45)**	
Contingency	(35)	
Projected peak borrowing need (6)	***$ (305)***	
Repayment of drawn ABL	(168)	
Total Peak Facility Need	**$ (473)**	


Debtors' Forecasted Liquidity Needs (One Year)
-
($50)
($100)
($150)
($200)
($250)
Adequate assurance interest payments.
($226)
($194)
4/11/14
4/25/14
5/9/14
5/23/14
6/6/14
6/20/14
7/4/14
7/18/14
8/1/14
8/15/14
8/29/14
9/12/14
9/26/14
10/10/14
10/24/14
11/7/14
11/21/14
12/5/14
12/19/14
1/2/15
1/16/15
1/30/15
2/13/15
2/27/15
3/13/15
3/27/15
Post-Petition Cash Burn

(1) One year peak need point occurs in week ended 11/7/14.
(2) Assumes forecast period end date of 4/3/15.
(3) Operating cash flow includes impact of intercompany due to / due from activity (assumed to continue post-petition).
(4) Assumes cash collateralization of all pre-petition LCs (plus 5% premium) upon approval of final DIP order.
(5) Assumes that intercompany trade activity (and associated funding of foreign ops by U.S. entities) continues post-petition.
(6) Excludes funding needs required to address pre-petition drawn ABL balances (est. O/S balance of $168 million).

Appendix A: One Year Sizing Estimate

One Year DIP Sizing

Proposed Debtors' post-petition liquidity needs

Operating related		
Operating cash flow	$	264
CapEx spend		(75)
Issued and outstanding LCs		(69)
Interco financing		(119)
Subtotal operating		**1**
Financing related		
Interest on pre-petition debt		(126)
DIP cash interest / fees		(25)
Subtotal financing		**(152)**
Restructuring related		
Restructuring prof. fees (incl. UST)		(40)
Util. deposits		(3)
Subtotal restructuring		**(43)**
Subtotal liquidity needs		***(194)***
Cash balance re-build		
Global cash target		(100)
Add back: Debtors' beginning cash		5
Add back: Non-debtors' beg. cash		50
Needs for cash re-build		**(45)**
Contingency		(35)
Coverage for peak liquidity need		(32)
Projected peak borrowing need	***$***	***(305)***

Project Eagle - DIP Facility Sizing Model (U.S. Entities Only)[a]

Updated as of 03/06/2014

(in millions of USD)	For Month Ending												Total
	Apr-14	May-14	Jun-14	Jul-14	Aug-14	Sep-14	Oct-14	Nov-14	Dec-14	Jan-15	Feb-15	Mar-15	to Mar. 15
Month	*4*	*5*	*6*	*7*	*8*	*9*	*10*	*11*	*12*	*13*	*14*	*15*	
Cash Flow Summary													
Trade Receivable Collections	$52	$52	$60	$75	$64	$85	$65	$64	$74	$74	$63	$84	$811
Intercompany Receipts	27	22	22	23	23	23	23	23	23	23	23	23	277
Other Receipts	--	--	--	--	--	--	--	--	--	--	--	--	--
Total Operating Receipts	**79**	**74**	**83**	**98**	**86**	**108**	**87**	**87**	**97**	**97**	**85**	**107**	**1,089**
Vendor Payments	(42)	(29)	(25)	(38)	(32)	(27)	(26)	(32)	(27)	(40)	(38)	(42)	(398)
Payroll & Benefits	(19)	(20)	(24)	(23)	(20)	(36)	(22)	(20)	(21)	(26)	(20)	(25)	(276)
Utilities	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(47)
Insurance	(1)	(1)	--	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(7)
Intercompany Disbursements	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(42)
Shared Service Payments to MSC	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(24)
Other Disbursements	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(30)
Total Operating Disbursements	**(74)**	**(61)**	**(61)**	**(73)**	**(65)**	**(75)**	**(61)**	**(65)**	**(60)**	**(78)**	**(71)**	**(80)**	**(825)**
Operating Cash Flow	**5**	**13**	**21**	**25**	**22**	**33**	**26**	**22**	**37**	**19**	**15**	**27**	**264**
Capital Expenditures	(9)	(6)	(7)	(6)	(5)	(7)	(6)	(6)	(6)	(6)	(4)	(6)	(75)
Debt Svc. (Payments) / Proceeds	(63)	--	--	(1)	--	--	(62)	--	--	(1)	--	--	(126)
Inter-Co Financing Receipts	--	--	--	--	--	--	--	--	--	--	--	--	--
Inter-Co Financing Disbursements	--	(39)	(11)	(15)	(5)	(8)	(3)	(2)	(5)	(18)	(5)	(9)	(119)
Other	--	--	--	--	--	--	--	--	--	--	--	--	--
Total Investing & Financing Activities	**(71)**	**(45)**	**(18)**	**(22)**	**(10)**	**(14)**	**(71)**	**(9)**	**(11)**	**(24)**	**(10)**	**(15)**	**(321)**
Net Cash Flow before Restr. Disb.	**(67)**	**(32)**	**3**	**3**	**12**	**18**	**(45)**	**14**	**26**	**(5)**	**5**	**12**	**(56)**
Restructuring Disbursements													
Professional Fees	(0)	(4)	(4)	(4)	(3)	(4)	(3)	(3)	(4)	(3)	(3)	(5)	(40)
DIP Interest, Fees & Expenses	(7)	(4)	(1)	(3)	--	(3)	--	(2)	(1)	(1)	(2)	(2)	(25)
Other	(3)	--	--	--	--	--	--	--	--	--	--	--	(3)
Total Restructuring Disbursements	**(11)**	**(7)**	**(5)**	**(7)**	**(3)**	**(7)**	**(3)**	**(5)**	**(5)**	**(4)**	**(5)**	**(7)**	**(69)**
Net Cash Flow	**($77)**	**($39)**	**($3)**	**($4)**	**$9**	**$11**	**($48)**	**$9**	**$20**	**($9)**	**$0**	**$5**	**($125)**
Cumulative Net Cash Flow	*(77)*	*(117)*	*(119)*	*(123)*	*(114)*	*(103)*	*(151)*	*(142)*	*(122)*	*(131)*	*(130)*	*(125)*	*(125)*

Project Eagle - DIP Facility Sizing Model (U.S. Entities Only)[a]

Updated as of 03/06/2014

(in millions of USD)	For Month Ending												Total
	Apr-14	May-14	Jun-14	Jul-14	Aug-14	Sep-14	Oct-14	Nov-14	Dec-14	Jan-15	Feb-15	Mar-15	to Mar. 15
Month	*4*	*5*	*6*	*7*	*8*	*9*	*10*	*11*	*12*	*13*	*14*	*15*	
Liquidity Summary													
Opening Bank Cash Balance	**$5**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$5**
Adj. for Estimated Check Float	--	--	--	--	--	--	--	--	--	--	--	--	--
LCs Cash Collateralized	--	--	--	--	--	--	--	--	--	--	--	--	--
Net Cash Flow	(77)	(39)	(3)	(4)	9	11	(48)	9	20	(9)	0	5	(125)
Net Proceeds from DIP Term Loan	10	--	--	--	--	--	--	--	--	--	--	--	10
Release of TL proceeds cash coll. LCs	2	--	--	4	--	11	--	--	15	12	20	--	65
Revolver Borrowing / (Repayment)	85	39	3	(1)	(9)	(22)	48	(9)	(35)	(3)	(20)	(5)	70
Ending Book Cash Balance	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Less: Restricted Cash	--	--	--	--	--	--	--	--	--	--	--	--	--
Ending Available Book Cash	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Beg. Avail. Under DIP Credit Facility	--	13	144	141	138	147	158	110	119	140	132	133	--
New Availability / (Issuance of LCs)	98	170	--	(4)	--	(11)	--	--	(14)	(12)	(19)	--	208
(Borrowings) / Repayments	(85)	(39)	(3)	1	9	22	(48)	9	35	3	20	5	(70)
Ending DIP Availability	**13**	**144**	**141**	**138**	**147**	**158**	**110**	**119**	**140**	**132**	**133**	**138**	**138**
Total Liquidity	**$38**	**$169**	**$166**	**$163**	**$172**	**$183**	**$135**	**$144**	**$165**	**$157**	**$158**	**$163**	**$163**
Post-Petition Liquidity Need	(149)	(189)	(191)	(194)	(186)	(174)	(222)	(213)	(192)	(201)	(199)	(194)	(194)

Scenario B – 180 Days

WORK IN PROCESS DOCUMENT - SUBJECT TO MATERIAL CHANGE

Scenario B: 180 Days

Based on the Company's forecast, estimated peak borrowing needs in the 180 day pre-arranged scenario reach approximately [$281] million in early June, 2014. This estimate is calculated as following:

180 Day DIP Sizing

Proposed Debtors' post-petition liquidity needs	Peak Need (1)	F'Cast Pd (2)
Operating related		
Operating cash flow (3)	$ 19	$ 118
CapEx spend	(17)	(40)
Issued and outstanding LCs (4)	(72)	(71)
Interco financing (5)	(50)	(78)
Subtotal operating	**(120)**	**(70)**
Financing related		
Interest on pre-petition debt	(63)	(64)
DIP cash interest / fees	(12)	(17)
Subtotal financing	**(75)**	**(81)**
Restructuring related		
Restructuring prof. fees (incl. UST)	(4)	(19)
Util. deposits	(3)	(3)
Subtotal restructuring	**(7)**	**(23)**
Subtotal liquidity needs	***(202)***	***$ (174)***
Cash balance re-build		
Global cash target	(100)	
Add back: Debtors' beginning cash	5	
Add back: Non-debtors' beg. cash	50	
Needs for cash re-build	**(45)**	
Contingency	(35)	
Projected peak borrowing need (6)	***$ (281)***	
Repayment of drawn ABL	(168)	
Total Peak Facility Need	**$ (450)**	



Debtors' Forecasted Liquidity Needs (180 Days)
-
($50)
($100)
($150)
($200)
($250)
Adequate assurance interest payments.
($202)
($174)
4/11/14
4/18/14
4/25/14
5/2/14
5/9/14
5/16/14
5/23/14
5/30/14
6/6/14
6/13/14
6/20/14
6/27/14
7/4/14
7/11/14
7/18/14
7/25/14
8/1/14
8/8/14
8/15/14
8/22/14
8/29/14
9/5/14
9/12/14
9/19/14
9/26/14
10/3/14
Post-Petition Cash Burn

(1) 180 day peak need point occurs in week ended 6/13/14.
(2) Assumes forecast period end date of 10/3/14.
(3) Operating cash flow includes impact of intercompany due to / due from activity (assumed to continue post-petition).
(4) Assumes cash collateralization of all pre-petition LCs (plus 5% premium) upon approval of final DIP order.
(5) Assumes that intercompany trade activity (and associated funding of foreign ops by U.S. entities) continues post-petition.
(6) Excludes funding needs required to address pre-petition drawn ABL balances (est. O/S balance of $168 million).

Appendix B: 180 Day Sizing Estimate

180 Day DIP Sizing

Proposed Debtors' post-petition liquidity needs

Operating related		
Operating cash flow	$	118
CapEx spend		(40)
Issued and outstanding LCs		(71)
Interco financing		(78)
Subtotal operating		**(70)**
Financing related		
Interest on pre-petition debt		(64)
DIP cash interest / fees		(17)
Subtotal financing		**(81)**
Restructuring related		
Restructuring prof. fees (incl. UST)		(19)
Util. deposits		(3)
Subtotal restructuring		**(23)**
Subtotal liquidity needs		***(174)***
Cash balance re-build		
Global cash target		(100)
Add back: Debtors' beginning cash		5
Add back: Non-debtors' beg. cash		50
Needs for cash re-build		**(45)**
Contingency		(35)
Coverage for peak liquidity need		(28)
Projected peak borrowing need	***$***	***(281)***

Project Eagle - DIP Facility Sizing Model (U.S. Entities Only)[a]

Updated as of 03/06/2014

(in millions of USD)	For Month Ending Apr-14	May-14	Jun-14	Jul-14	Aug-14	Sep-14	Total to Sep. 14
Month	*4*	*5*	*6*	*7*	*8*	*9*	
Cash Flow Summary							
Trade Receivable Collections	$52	$52	$60	$75	$64	$85	$388
Intercompany Receipts	27	22	22	23	23	23	140
Other Receipts	--	--	--	--	--	--	--
Total Operating Receipts	**79**	**74**	**83**	**98**	**86**	**108**	**528**
Vendor Payments	(42)	(29)	(25)	(38)	(32)	(27)	(193)
Payroll & Benefits	(19)	(20)	(24)	(23)	(20)	(36)	(142)
Utilities	(4)	(4)	(4)	(4)	(4)	(4)	(24)
Insurance	(1)	(1)	--	(1)	(1)	(1)	(3)
Intercompany Disbursements	(4)	(4)	(4)	(4)	(4)	(4)	(21)
Shared Service Payments to MSC	(2)	(2)	(2)	(2)	(2)	(2)	(12)
Other Disbursements	(3)	(3)	(3)	(3)	(3)	(3)	(15)
Total Operating Disbursements	**(74)**	**(61)**	**(61)**	**(73)**	**(65)**	**(75)**	**(410)**
Operating Cash Flow	**5**	**13**	**21**	**25**	**22**	**33**	**118**
Capital Expenditures	(9)	(6)	(7)	(6)	(5)	(7)	(40)
Debt Svc. (Payments) / Proceeds	(63)	--	--	(1)	--	--	(64)
Inter-Co Financing Receipts	--	--	--	--	--	--	--
Inter-Co Financing Disbursements	--	(39)	(11)	(15)	(5)	(8)	(78)
Other	--	--	--	--	--	--	--
Total Investing & Financing Activities	**(71)**	**(45)**	**(18)**	**(22)**	**(10)**	**(14)**	**(181)**
Net Cash Flow before Restr. Disb.	**(67)**	**(32)**	**3**	**3**	**12**	**18**	**(63)**
Restructuring Disbursements							
Professional Fees	(0)	(4)	(4)	(4)	(3)	(4)	(19)
DIP Interest, Fees & Expenses	(7)	(4)	(1)	(3)	--	(3)	(17)
Other	(3)	--	--	--	--	--	(3)
Total Restructuring Disbursements	**(11)**	**(7)**	**(5)**	**(7)**	**(3)**	**(7)**	**(40)**
Net Cash Flow	**($77)**	**($39)**	**($3)**	**($4)**	**$9**	**$11**	**($103)**
Cumulative Net Cash Flow	*(77)*	*(117)*	*(119)*	*(123)*	*(114)*	*(103)*	*(103)*

Project Eagle - DIP Facility Sizing Model (U.S. Entities Only)[a]

Updated as of 03/06/2014

(in millions of USD)	For Month Ending Apr-14	May-14	Jun-14	Jul-14	Aug-14	Sep-14	Total to Sep. 14
Month	*4*	*5*	*6*	*7*	*8*	*9*	
Liquidity Summary							
Opening Bank Cash Balance	$5	$25	$25	$25	$25	$25	$5
Adj. for Estimated Check Float	--	--	--	--	--	--	--
LCs Cash Collateralized	--	--	--	--	--	--	--
Net Cash Flow	(77)	(39)	(3)	(4)	9	11	(103)
Net Proceeds from DIP Term Loan	10	--	--	--	--	--	10
Release of TL proceeds cash coll. LCs	2	--	--	4	--	11	18
Revolver Borrowing / (Repayment)	85	39	3	(1)	(9)	(22)	95
Ending Book Cash Balance	25	25	25	25	25	25	25
Less: Restricted Cash	--	--	--	--	--	--	--
Ending Available Book Cash	25	25	25	25	25	25	25
Beg. Avail. Under DIP Credit Facility	--	13	144	141	138	147	--
New Availability / (Issuance of LCs)	98	170	--	(4)	--	(11)	253
(Borrowings) / Repayments	(85)	(39)	(3)	1	9	22	(95)
Ending DIP Availability	13	144	141	138	147	158	158
Total Liquidity	$38	$169	$166	$163	$172	$183	$183
Post-Petition Liquidity Need	(149)	(189)	(191)	(194)	(186)	(174)	(174)

General Appendix

General Appendix: Common Assumptions

1. General Assumptions

-Assumes a petition date at the beginning of the week ending 4/11/14.

-Assumes a filing of 12 U.S. debtor entities (listed below).

-Debtor entities include Momentive Performance Materials ("MPM") Holdings, Inc., MPM Inc., MPM Worldwide Inc., MPM USA Inc., MPM Quartz, Inc., MPM South America Inc., MPM China SPV Inc., MPM Silicones LLC, Juniper Bond Holdings I LLC, Juniper Bond Holdings II LLC, Juniper Bond Holdings III LLC and Juniper Bond Holdings IV LLC.

2. Payments Contemplated Prior to Chapter 11 Filing

-Payment of [$10.9] million of fees to professionals engaged in connection with restructuring prior to filing date.

-Payment of [$4.8] million of ordinary course professional fees to key law and consulting firms on or before 4/4/14.

-Payment of [$3.7] million of annual retirement contribution payments on or before 4/4/14.

-Payment of [$2.7] million of incentive compensation payments to employees on or before 4/4/14 (normally paid May 2014).

-Payment of [$2.5] million pension payment (due in mid-April) in week ending 4/4/14.

-Payment of [$1.6] million of commission payments to employees on or before 4/4/14 (normally paid April 2014).

-Payment of [$1.4] million special cash incentives to employees on or before 4/4/14 (vesting in the near-term).

-Payment of [$0.8] million of trust fund taxes for payroll on or before 4/4/14.

-Payment of [$0.3] million of relocation assistance payments to expats on or before 4/4/14.

-Payment of [$0.2] million of sales/use taxes on or before 4/4/14.

3. Foreign Operations [Subject to Further Review]

-No pre-petition funding of foreign operations contemplated.

-Assumes approval to fund post-petition foreign entity cash shortfalls in the normal course of business.

-Assumes deferral or waiver of both $48 million intercompany Eurobond interest payments due from Asia Pac to U.S. on June 1, 2014 and December 1, 2014 and, therefore, no intercompany funding is advanced.

-Assumes [$4] million increase in Asia Pac funding need to cover potential employee savings plan withdrawal risk.

4. Pre- and Post-Petition, Vendor-Related Payments

-Weighted average DPO for U.S. entities drops approximately 4 days during the pre-filing period (as compared to the Company's 13 week cash flow forecast), causing an unfavorable working capital impact of approximately [$8] million.

-Assumes that the Company scales back payments to vendors in the two weeks prior to the petition date (approximately 25% and 75% of vendor payments are held during the weeks of 3/28/14 and 4/4/14, respectively) resulting in a [$16] million increase in liquidity).

-All pre-petition trade A/P outstanding as of the filing date assumed stayed, except for pre-petition amounts paid as authorized under certain first day motions (see below).

-Filing and approval of vendor-related first day motions contemplating payment of up to [$22] million of pre-petition payments, subject to vendor commitment to honor normal-course trade terms in post-petition period.

-Deposit of adequate assurance for utilities into an escrow account, in the total amount of approximately [$3.2 million, or four weeks' worth of normal course utility payments], assumed paid approximately 15 days after a filing date.

5. Post-Petition, Intercompany Activity

-Intercompany activity in the form of normal course trade operations between and among debtors and non-debtors is permitted to continue in the ordinary course post-petition.

-Intercompany non-trade activity will continue amongst the debtors post-petition (with the exception of the Eurobond interest payments).

-Shared services agreement between MPM and Momentive Specialty Chemicals, Inc. maintained and enforced both prior to and after the petition date.

6. Financing

-Total DIP financing commitment of [$520] million, as follows:

- -[$250] million available in the form of a term loan, assumed available on a final basis in the week ending 5/9/14; and
- -A [$270] million revolver, with [$100] million assumed available on an interim basis (week ending 4/11/14) and an incremental [$170] million assumed available of a final basis (week ending 5/9/14).

-Use of DIP financing proceeds to:

- -Repay pre-petition borrowings under ABL facility;
- -Cash collateralize pre-petition LCs;
- -Renew expiring letters of credit or issue new letters of credit with the DIP's LC sublimit, if needed;
- -Fund general working capital needs of the debtor entities; and
- -Fund anticipated cash shortfalls at non-debtor entities.

-Rates and fees:

- -Term loan interest at [L + 3.5%], with a LIBOR floor of [1.0%];
- -Revolver interest at [L + 2.75%], with a LIBOR floor of [1.0%];
- -Commitment fee on undrawn revolver balance of [0.375%];
- -Closing fee equal to [2.0%] of total commitment, payable pro-rata upon receipt of interim and final orders; and
- -Annual agency fee of [$0.1] million, assumed paid annually in May, following receipt of final approval.

-Debt service continues for cash flow revolver, first lien holders and 1.5 lien holders post-petition.

-Foreign local bank facilities remain in place throughout the forecast period.

7. Other Assumptions

-No impact on sales, volumes, margins or DSO as a result of the filing.

-No assumptions around potential success fees incorporated into professional fee estimates.

-No fees related to exit financing or payments related to a restructuring plan contemplated in the forecast period.

VIII. Silicones Segment Relative Margins FY2013

Relative Silicones Revenue & EBITDA Margins By Business Unit

Based on FY2013 financial performance

Relative EBITDA Margin ***(Size of Bubble Represents Relative Revenue for Each BU)***


30.0x
25.0x
20.0x
15.0x
10.0x
5.0x
--
(5.0x)
Electronics, 23.7x
Coatings, 13.0x
Elastomers, 6.6x
Sealants, 1.0x
Specialty Fluids, 13.6x
Silanes, 8.7x
Urethane Additives, 11.2x

Approach

- EBITDA margins for each Business Unit are expressed relative to FY2013 EBITDA margin for Sealants
  - As indicated above, 1.0x is equivalent to FY2013 EBITDA margin for Sealants *(expressed as percentage)*
- Relative revenue for each Business Unit represented by size of bubble
- Basics not included; loss-making business unit

IX. 13-Week Cash Flow Model - Contingency Scenario (3.22.2014)

MOMENTIVE™

MPM 13-Week Cash Flow

Contingency Planning Overlay
March 22, 2014

The attached cash flow and liquidity forecast has been developed by Momentive Performance Materials, Inc. ("MPM" or the "Company") to provide a near-term view of the cash flow generation capability of the Company assuming a pre-arranged chapter 11 filing that lasts no longer than one year. The major assumptions underlying this forecast are set forth on the following pages.

MPM notes that the effort to better understand existing forecast methodologies (especially those of foreign operations) and to implement formalized cash flow forecasting efforts is ongoing. The Company anticipates that the "Contingency Scenario" cash flow forecast will be revised in the coming weeks as certain assumptions are further assessed and updated.

1. General Assumptions

-Assumes filing of 12 debtor entities (listed below) at the beginning of the week ending 4/11/14.

-Debtor entities include Momentive Performance Materials ("MPM") Holdings, Inc., MPM Inc., MPM Worldwide Inc., MPM USA Inc., MPM Quartz, Inc., MPM South America Inc., MPM China SPV Inc., MPM Silicones LLC, Juniper Bond Holdings I LLC, Juniper Bond Holdings II LLC, Juniper Bond Holdings III LLC and Juniper Bond Holdings IV LLC.

-Assumes a pre-arranged Chapter 11 filing that lasts no longer than one year.

2. Payments Contemplated Prior to Chapter 11 Filing

-Payment of [$9.2] million of fees to professionals engaged in connection with restructuring prior to filing date.

-Payment of [$3.8] million of ordinary course professional fees to key legal and consulting firms on or before 4/4/14.

-Payment of [$3.7] million of annual retirement contribution payments on or before 4/4/14.

-Payment of [$2.1] million of incentive compensation payments to employees on or before 4/4/14 (normally paid May 2014).

-Payment of [$1.9] million special cash incentives (namely key associate retention payments and sign-on bonuses) to employees on or before 4/4/14 (vesting in the near-term).

-Payment of [$1.4] million of trust fund taxes for payroll on or before 4/4/14.

-Payment of [$1.2] million to newly hired MPM President on or before 4/4/14.

-Payment of [$0.3] million of relocation assistance payments to expats on or before 4/4/14.

-Payment of [$0.2] million of sales/use taxes on or before 4/4/14.

-Payment of [$0.1] million of early retirement payments on or before 4/4/14.

-Payment of [$0.1] million to employees on account of wages in excess of priority cap 4/4/14.

3. Foreign Operations [Subject to Further Review]

-No pre-petition funding of foreign operations contemplated.

-Assumes approval to fund post-petition foreign entity cash shortfalls in the normal course of business.

-Assumes deferral or waiver of ~$48 million Eurobond interest payment due from Asia Pac to U.S. on June 1, 2014 and December 1, 2014. Therefore, no intercompany funding is advanced.

4. Pre- and Post-Petition, Vendor-Related Payments

-Assumes that the Company scales back payments to vendors in the two weeks prior to the petition date, resulting in a [$12] million increase in liquidity.
-All pre-petition trade A/P outstanding as of the filing date assumed stayed, except for pre-petition amounts paid as authorized under certain first day motions (see below).
-Weighted average DPO for U.S. entities drops to ~10 days in the post-petition period.
-Assumes approximately 4 days of DPO contraction for both the European and Asia Pac entities in response to U.S. chapter 11 filings, an unfavorable liquidity impact of approximately [$16.0] million.
-Filing and approval of vendor-related first day motions contemplating payment of up to [$22.0] million of pre-petition payments, subject to vendor commitment to honor normal-course trade terms in post-petition period.
-Filing and approval of 503(b)(9) motion contemplating payment of up to [$17.0] million of payments on accounts of 503(b)(9) claims, subject to vendor commitment to honor normal-course trade terms in post-petition period.
-Adequate assurance payments to utilities in the amount of approximately [$1.6] million, or two weeks' worth of normal course utility payments, assumed paid approximately 15 days after a filing date.

5. Post-Petition, Intercompany Activity

-Intercompany activity in the form of normal course trade operations between and among debtors and non-debtors is permitted to continue in the ordinary course post-petition.
-Intercompany non-trade activity will continue amongst the debtors post-petition.
-Shared services agreement between MPM and Momentive Specialty Chemicals, Inc. maintained and enforced both prior to and after the petition date.

6. Financing

-Total DIP financing commitment of [$520.0] million, as follows:

-[$250.0] million term loan, the proceeds of which are used primarily to pay off the drawn portion of the existing ABL revolver (approximately [$168.0] million) and cash collateralize issued and outstanding LCs at a [5.0%] premium (approximately [$72.0] million including collateralization premium) in the week ending 4/11/14.

-[$150.0] million in the form of a revolver on an interim basis beginning in the week ending 4/11/14.

-An incremental [$120.0] million in the form of additional revolver availability is assumed to be available beginning in the week ending 5/9/14.

-Rates and fees:

-Term loan interest at [L + 3.5%], with a LIBOR floor of [1.0%];

-Revolver interest at [L + 2.75%], with a LIBOR floor of [1.0%];

-Commitment fee on undrawn revolver balance of [0.375%];

-Closing fee equal to [2.0%] of total commitment, payable pro-rata upon receipt of interim and final orders; and

-Admin fee equal to [$0.1] million paid in connection with closing.

-Debt service continues for revolvers, first lien holders and 1.5 lien holders post-petition.

-DIP facility used to issue standby letter of credit in favor of Traveler's Casualty and Surety in the amount of $2.25 million prior to May 1, 2014.

7. Other Assumptions

-Assumes no impact associated with a receivables factoring or similar financing transaction in advance of the chapter 11 filing. In the event such a transaction occurred pre-petition, the split between interim and final DIP availability may require adjustment.

-Assumes $10.0 million of proceeds resulting from sale of certain favorable tax attributes to MSC in the week ending 4/4/14.

-Assumes $4.0 million of increased liquidity need from Japanese savings plan withdrawals.

-No impact on sales, volumes, margins or DSO as a result of the filing.

-No payments related to the exit financing contemplated in the forecast period.

Proposed Debtors Only

Project Eagle - 13-Week Cash Flow Model (Proposed Debtor Entities Only) (a)

BK Overlay

Updated as of 03/20/2014

	For Week Ending													
(in millions of USD)	3/21/14	3/28/14	4/4/14	4/11/14	4/18/14	4/25/14	5/2/14	5/9/14	5/16/14	5/23/14	5/30/14	6/6/14	6/13/14	13-Wk Total
Week	5	6	7	8	9	10	11	12	13	14	15	16	17	
Cash Flow Summary														
Trade Receivable Collections	$14	$17	$14	$14	$12	$12	$14	$14	$14	$15	$15	$15	$18	$185
Intercompany Receipts	3	0	--	--	22	--	--	--	22	--	--	--	22	70
Other Receipts	--	--	--	--	--	--	--	--	--	--	--	--	2	2
Total Operating Receipts	**16**	**18**	**14**	**14**	**35**	**12**	**14**	**14**	**36**	**15**	**15**	**15**	**42**	**257**
Vendor Payments	(12)	(9)	(8)	(7)	(21)	(21)	(17)	(8)	(6)	(9)	(13)	(7)	(9)	(147)
Payroll & Benefits	(5)	(6)	(14)	(3)	(9)	(6)	(4)	(6)	(4)	(6)	(4)	(7)	(4)	(79)
Utilities	(1)	(1)	--	--	(4)	--	--	--	(4)	--	--	--	(3)	(13)
Insurance	--	--	(1)	--	--	--	(1)	--	--	--	(1)	--	--	(2)
Intercompany Disbursements	(4)	--	--	--	(4)	--	--	--	(4)	--	--	--	(4)	(14)
Shared Service Payments to MSC	--	(7)	--	--	--	--	--	--	--	(3)	--	--	--	(9)
Other Disbursements	(1)	--	(4)	--	(3)	(3)	--	--	--	(3)	--	--	(3)	(16)
Total Operating Disbursements	**(23)**	**(23)**	**(27)**	**(10)**	**(40)**	**(30)**	**(22)**	**(14)**	**(17)**	**(21)**	**(18)**	**(13)**	**(22)**	**(280)**
Operating Cash Flow	**(7)**	**(6)**	**(13)**	**3**	**(6)**	**(18)**	**(8)**	**(0)**	**19**	**(6)**	**(3)**	**2**	**20**	**(23)**
Capital Expenditures	(2)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(12)
Debt Svc. (Payments) / Proceeds	--	--	(1)	(0)	(61)	(0)	--	--	--	--	--	--	--	(63)
Inter-Co Financing Receipts	7	2	1	--	--	--	--	--	--	--	--	--	--	10
Inter-Co Financing Disbursements	--	--	--	(4)	--	--	--	--	(8)	--	--	--	--	(12)
Other	--	5	10	--	--	--	--	--	--	--	--	--	--	15
Total Investing & Financing Activities	**6**	**7**	**9**	**(5)**	**(62)**	**(1)**	**(1)**	**(1)**	**(9)**	**(1)**	**(1)**	**(1)**	**(1)**	**(62)**
Net Cash Flow before Restr. Disb.	**(1)**	**1**	**(4)**	**(2)**	**(68)**	**(19)**	**(9)**	**(2)**	**10**	**(7)**	**(4)**	**0**	**19**	**(85)**
Restructuring Disbursements														
Professional Fees	--	(1)	(8)	--	--	--	--	--	--	--	--	(3)	--	(12)
DIP Interest, Fees & Expenses	--	--	--	(3)	--	--	(5)	(3)	--	--	--	(2)	--	(13)
Other	--	--	--	--	--	(2)	--	--	--	--	--	--	--	(2)
Total Restructuring Disbursements	**--**	**(1)**	**(8)**	**(3)**	**--**	**(2)**	**(5)**	**(3)**	**--**	**--**	**--**	**(5)**	**--**	**(27)**
Net Cash Flow	**($1)**	**($0)**	**($12)**	**($5)**	**($68)**	**($21)**	**($14)**	**($4)**	**$10**	**($7)**	**($4)**	**($5)**	**$19**	**($111)**
Cumulative Net Cash Flow	*(1)*	*(2)*	*(13)*	*(18)*	*(86)*	*(106)*	*(120)*	*(124)*	*(114)*	*(121)*	*(126)*	*(131)*	*(111)*	*(111)*

Project Eagle - 13-Week Cash Flow Model (Proposed Debtor Entities Only) (a)
BK Overlay

Updated as of 03/20/2014

(in millions of USD)	For Week Ending													
	3/21/14	3/28/14	4/4/14	4/11/14	4/18/14	4/25/14	5/2/14	5/9/14	5/16/14	5/23/14	5/30/14	6/6/14	6/13/14	13-Wk Total
Week	*5*	*6*	*7*	*8*	*9*	*10*	*11*	*12*	*13*	*14*	*15*	*16*	*17*	
Liquidity Summary														
Opening Bank Cash Balance	$10	$7	$5	$5	$25	$25	$25	$25	$25	$25	$25	$25	$25	$10
Adj. for Estimated Check Float	(2)	--	--	--	--	--	--	--	--	--	--	--	--	(2)
LCs Cash Collateralized	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Net Cash Flow	(1)	(0)	(12)	(5)	(68)	(21)	(14)	(4)	10	(7)	(4)	(5)	19	(111)
Net Proceeds from DIP Term Loan	--	--	--	250	--	--	--	--	--	--	--	--	--	250
Repayment of drawn ABL revolver	--	--	--	(168)	--	--	--	--	--	--	--	--	--	(168)
Cash collateralization of ABL LCs	--	--	--	(72)	--	--	--	--	--	--	--	--	--	(72)
Release of TL proceeds cash coll. LCs	--	--	--	--	--	--	2	--	--	--	--	--	--	2
Revolver Borrowing / (Repayment) (b)	--	(2)	12	15	68	21	12	4	(10)	7	4	5	(19)	116
Ending Book Cash Balance	7	5	5	25	25	25	25	25	25	25	25	25	25	25
Less: Restricted Cash	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Ending Available Book Cash	7	5	5	25	25	25	25	25	25	25	25	25	25	25
Beg. Availability of Pre-Petition Revolvers	25	25	27											
Plus: Avail. Increase From LC Replacement	--	--	--											
(Borrowings) / Repayments (b)	--	2	(12)											
Ending Pre-Pet. Revolvers Avail.	25	27	15											
Ending Pre-Pet. Cash Flow Rev. Balance	50	48	60											
Beg. Avail. Under DIP Credit Facility				--	135	67	47	33	149	159	152	148	143	--
New Availability / (Issuance of LCs)				150	--	--	(2)	120	--	--	--	--	--	268
Draw to fund foreign operations				--	--	--	--	--	--	--	--	--	--	--
(Borrowings) / Repayments				(15)	(68)	(21)	(12)	(4)	10	(7)	(4)	(5)	19	(106)
Ending DIP Availability				135	67	47	33	149	159	152	148	143	162	162
Total Liquidity	$32	$32	$20	$160	$92	$72	$58	$174	$184	$177	$173	$168	$187	$187

DIP Schedule

DIP Credit Facility and Interest Calculation

	3/21/14	3/28/14	4/4/14	4/11/14	4/18/14	4/25/14	5/2/14	5/9/14	5/16/14	5/23/14	5/30/14	6/6/14	6/13/14	13-Wk Total
Beginning Revolver Balance				--	$15	$83	$103	$117	$121	$111	$118	$122	$127	--
Interest				--	0.0	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.7
Fees & Expenses				--	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1
Borrowings / (Repayments)				15	68	21	14	4	(10)	7	4	5	(19)	108
Ending Revolver Balance				15	83	103	117	121	111	118	122	127	108	108
Accrued Interest and Fees				--	0.0	0.1	0.2	0.3	0.4	0.4	0.5	0.1	0.2	0.2
Term Loan Balance (c)				250	250	250	250	250	250	250	250	250	250	250
Interest				0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	2.2
Accrued Interest				0.2	0.4	0.7	0.9	1.1	1.3	1.5	1.8	0.2	0.4	0.4
Beginning Availability (c)				--	135	67	47	33	149	159	152	148	143	--
(Borrowings) / Repayments				(15)	(68)	(21)	(12)	(4)	10	(7)	(4)	(5)	19	(106)
LCs (Issued) / Retired				--	--	--	(2)	--	--	--	--	--	--	(2)
Draw to fund foreign operations				--	--	--	--	--	--	--	--	--	--	--
Plus: New availability				150	--	--	--	120	--	--	--	--	--	270
Ending Availability				135	67	47	33	149	159	152	148	143	162	162

Notes

(a) Excludes activity of non-Debtor MPM AR LLC, a domestic entity with minimal associated activity.
(b) All borrowings in week of 4/4/14 assumed to occur prior to March EOM.
(c) Placeholder amount. Ultimate terms of DIP financing arrangement to determined.

Consolidated Presentation

Project Eagle - 13-Week Cash Flow Model (Consolidated)

Contingency Planning Scenario

Updated as of 03/20/2014

	For Week Ending													
(in millions of USD)	3/21/14	3/28/14	4/4/14	4/11/14	4/18/14	4/25/14	5/2/14	5/9/14	5/16/14	5/23/14	5/30/14	6/6/14	6/13/14	13-Wk Total
Week	*5*	*6*	*7*	*8*	*9*	*10*	*11*	*12*	*13*	*14*	*15*	*16*	*17*	
Cash Flow Summary														
Trade Receivable Collections	$47	$54	$59	$42	$50	$42	$55	$45	$63	$44	$56	$42	$53	$653
Intercompany Receipts	22	6	--	--	34	14	--	--	38	15	--	--	27	156
Other Receipts	1	3	0	--	--	3	1	--	--	3	1	--	2	14
Total Operating Receipts	**69**	**64**	**59**	**42**	**84**	**59**	**56**	**45**	**101**	**62**	**57**	**42**	**83**	**823**
Vendor Payments	(34)	(26)	(54)	(22)	(53)	(35)	(59)	(26)	(39)	(28)	(36)	(31)	(26)	(469)
Payroll & Benefits	(10)	(13)	(16)	(5)	(17)	(14)	(7)	(8)	(5)	(15)	(7)	(9)	(6)	(130)
Utilities	(2)	(5)	(1)	(2)	(4)	(4)	(1)	(2)	(4)	--	(4)	(1)	(4)	(34)
Insurance	--	--	(1)	--	--	--	(1)	--	--	--	(1)	--	--	(2)
Intercompany Disbursements	(22)	(6)	--	--	(34)	(14)	--	--	(38)	(15)	--	--	(27)	(156)
Shared Service Payments to MSC	--	(7)	--	--	--	--	--	--	--	(3)	--	--	--	(9)
Other Disbursements	(2)	(0)	(5)	(1)	(4)	(5)	(4)	(2)	(3)	(3)	(1)	(2)	(3)	(35)
Total Operating Disbursements	**(70)**	**(57)**	**(78)**	**(30)**	**(111)**	**(72)**	**(72)**	**(38)**	**(89)**	**(65)**	**(48)**	**(42)**	**(66)**	**(836)**
Operating Cash Flow	**(1)**	**7**	**(19)**	**13**	**(27)**	**(13)**	**(16)**	**7**	**12**	**(2)**	**8**	**(0)**	**16**	**(14)**
Capital Expenditures	(2)	(1)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(25)
Debt Svc. (Payments) / Proceeds	2	(3)	(3)	1	(67)	(0)	6	(0)	--	0	--	(1)	--	(66)
Inter-Co Financing Receipts	7	2	1	4	--	--	--	--	8	--	--	--	--	22
Inter-Co Financing Disbursements	(7)	(2)	(1)	(4)	--	--	--	--	(8)	--	--	--	--	(22)
Other	6	(0)	10	(4)	--	--	--	--	--	--	--	--	--	11
Total Investing & Financing Activities	**5**	**(5)**	**5**	**(5)**	**(69)**	**(2)**	**4**	**(2)**	**(2)**	**(2)**	**(2)**	**(4)**	**(2)**	**(80)**
Net Cash Flow before Restr. Disb.	**4**	**2**	**(13)**	**8**	**(96)**	**(14)**	**(12)**	**5**	**10**	**(4)**	**7**	**(4)**	**14**	**(93)**
Restructuring Disbursements														
Professional Fees	--	(1)	(8)	--	--	--	--	--	--	--	--	(3)	--	(12)
DIP Interest, Fees & Expenses	--	--	--	(3)	--	--	(5)	(3)	--	--	--	(2)	--	(13)
Other	--	--	--	--	--	(2)	--	--	--	--	--	--	--	(2)
Total Restructuring Disbursements	**--**	**(1)**	**(8)**	**(3)**	**--**	**(2)**	**(5)**	**(3)**	**--**	**--**	**--**	**(5)**	**--**	**(27)**
Net Cash Flow	**$4**	**$1**	**($21)**	**$5**	**($96)**	**($16)**	**($18)**	**$3**	**$10**	**($4)**	**$7**	**($9)**	**$14**	**($120)**
Cumulative Net Cash Flow	*4*	*5*	*(16)*	*(11)*	*(107)*	*(123)*	*(140)*	*(138)*	*(127)*	*(132)*	*(125)*	*(134)*	*(120)*	*(120)*

Project Eagle - 13-Week Cash Flow Model (Consolidated)

Contingency Planning Scenario

Updated as of 03/20/2014

	For Week Ending													
(in millions of USD)	3/21/14	3/28/14	4/4/14	4/11/14	4/18/14	4/25/14	5/2/14	5/9/14	5/16/14	5/23/14	5/30/14	6/6/14	6/13/14	13-Wk Total
Week	*5*	*6*	*7*	*8*	*9*	*10*	*11*	*12*	*13*	*14*	*15*	*16*	*17*	
Liquidity Summary														
Americas (U.S.) Opening Cash Balances	10	7	5	5	25	25	25	25	25	25	25	25	25	10
Americas (Non-U.S.) Opening Cash Balances	3	4	5	6	8	9	6	7	9	11	7	9	10	3
Europe Opening Cash Balances	19	20	20	20	22	10	7	8	8	9	9	12	14	19
Russia / India Opening Cash Balances	4	5	7	6	8	5	6	7	7	4	5	6	6	4
Asia Pac Opening Cash Balances	62	64	61	53	56	42	52	45	50	50	55	61	54	62
Opening Bank Cash Balance	**$97**	**$100**	**$99**	**$90**	**$119**	**$91**	**$96**	**$92**	**$99**	**$99**	**$102**	**$113**	**$109**	**$97**
Adjustment for estimated check float	(2)	--	--	--	--	--	--	--	--	--	--	--	--	(2)
Letter of Credit Cash Collateralization	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Net Cash Flow	4	1	(21)	5	(96)	(16)	(18)	3	10	(4)	7	(9)	14	(120)
Net Proceeds from DIP Term Loan	--	--	--	250	--	--	--	--	--	--	--	--	--	250
Repayment of drawn ABL revolver	--	--	--	(168)	--	--	--	--	--	--	--	--	--	(168)
Cash collateralization of LCs	--	--	--	(72)	--	--	--	--	--	--	--	--	--	(72)
Release of TL proceeds cash coll. LCs	--	--	--	--	--	--	2	--	--	--	--	--	--	2
Revolver Borrowing / (Repayment)	--	(2)	12	15	68	21	12	4	(10)	7	4	5	(19)	116
Ending Book Cash Balance	**100**	**99**	**90**	**119**	**91**	**96**	**92**	**99**	**99**	**102**	**113**	**109**	**104**	**104**
Plus: Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Less: Restricted Cash	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(5)
Ending Available Book Cash	**95**	**94**	**85**	**114**	**87**	**91**	**87**	**94**	**95**	**97**	**108**	**104**	**99**	**99**
Americas (U.S.) Ending Cash Balances	7	5	5	25	25	25	25	25	25	25	25	25	25	25
Americas (Non-U.S.) Ending Cash Balances	4	5	6	8	9	6	7	9	11	7	9	10	13	13
Europe Ending Cash Balances	15	16	15	17	5	2	4	3	5	4	7	9	14	14
Russia / India Ending Cash Balances	5	7	6	8	5	6	7	7	4	5	6	6	4	4
Asia Pac Ending Cash Balances	64	61	53	56	42	52	45	50	50	55	61	54	43	43
Beginning availability of Pre-Petition Revolver	25	25	27											
Plus: Availability Increase Due to LC Replacen	--	--	--											
(Borrowings) / Repayments	--	2	(12)											
Ending Pre-Pet. Revolver Availability (ALL)	**25**	**27**	**15**											
Ending Pre-Pet. Cash Flow Rev. Balance	50	48	60											
Beg. Avail. Under DIP Credit Facility				--	135	67	47	33	149	159	152	148	143	--
New Availability / (Issuance of LCs)				150	--	--	(2)	120	--	--	--	--	--	268
Draw to fund foreign operations				--	--	--	--	--	--	--	--	--	--	--
(Borrowings) / Repayments				(15)	(68)	(21)	(12)	(4)	10	(7)	(4)	(5)	19	(106)
Ending DIP Availability				**135**	**67**	**47**	**33**	**149**	**159**	**152**	**148**	**143**	**162**	**162**
Total Liquidity	**$120**	**$121**	**$100**	**$249**	**$154**	**$138**	**$120**	**$243**	**$253**	**$249**	**$256**	**$247**	**$261**	**$261**

X. Reconciliation – Operating Plan to Working Cash Model (3.24.2014)

Project Eagle
Operating Plan to 3/22/14 BK Overlay Presentation
(Amounts in millions of USD)

	2Q14	3Q14	4Q14	1Q15	2Q15	Notes
Global EBITDA per operating plan	$ 72	$ 68	$ 60	$ 69	$ 82	
Operating cash disbursements not included in EBITDA						
Cash taxes	(6)	(6)	(6)	(6)	(6)	
Shared service billings, restr. charges and other	(8)	(6)	(4)	(4)	(5)	
Total cash items not included in EBITDA	(13)	(11)	(9)	(9)	(10)	
Working capital adjustments						
Decrease (increase) in A/R balance	(41)	8	(12)	29	(43)	
Decrease (increase) in inventory balance	(20)	22	26	(40)	(17)	
Increase (decrease) in accr. exp. balance	(8)	3	3	3	(9)	
Increase (decrease) in A/P balance	29	(5)	14	(28)	30	
Total working capital adjustments	(40)	28	30	(36)	(39)	
Additional adjustments						
Deferred / Pre-petition U.S. payables	74	-	-	-	-	
First day motion and 503(b)(9) payments	(39)	-	-	-	-	
U.S. vendor term changes	(59)	2	2	4	-	
European vendor term changes	(8)	2	2	4	-	
Asia Pac vendor term changes	(8)	2	2	4	-	
Shift in timing of normal course European cash flows	16	(8)	(8)	-	-	
All other	(4)	7	(15)	(3)	(4)	
Total additional adjustments	(28)	5	(17)	9	(4)	
Global operating cash flow per underlying cash flow projection	*(10)*	*90*	*64*	*32*	*28*	*A*
Add back: Cash used (generated by) proposed non-debtor entities	(6)	(19)	(13)	8	12	
U.S. operating cash flow per underlying cash flow projection	*$ (15)*	*$ 71*	*$ 50*	*$ 41*	*$ 40*	*A*

Notes:
(A) 2Q14 amounts include activity from week ended 4/4/14, currently contemplated as a "pre-filing" period.

XI. Shared Service Agreement – Headcount Split

Incremental Year over Year Savings						
		2010	2011	2012	2013	2014
	Total Program	Total 2010 Incremental Savings	Total 2011 Incremental Savings	Total 2012 Incremental Savings	Total 2013 Incremental Savings	Total 2014 Incremental Savings
Headcount	13,793,080	674,141	4,931,104	5,273,922	2,776,856	137,056
Projects	50,838,699	(44,508)	18,432,799	25,904,796	6,678,945	866,667
Total Productivity Incremental YoY	**64,631,778**	**629,633**	**23,363,903**	**31,178,718**	**9,455,802**	**1,003,723**

Project cost savings outside of procurement savings would include data center consolidations, elimination of outsourcing in favor of lower cost insourcing, wide area network consolidations, contractor elimination, reduction in cost due to aggregation of spend.

MOMENTIVE™

XII. Shared Service Agreement – Overview (3.20.2014)

Shared Services Overview

Agenda

- History
- Savings to Date / Dis-synergies
- Governance
- 2012 Change in Allocation Percentage
- Growth Opportunities

History

Overview of MPMH LLC

(in millions)

Momentive Performance Materials Holdings LLC
Craig Morrison

Revenue: $7.1 bn [1]
Adj. EBITDA: $685 mm [2]

Momentive Specialty Chemicals Inc.
Epoxy, Phenolic & Coating Resins Division
Jody Bevilaqua

Revenue: $3,051 mm
EBITDA: $336mm

- Base Epoxy Resins
- Specialty Epoxy Resins
- Versatic™ Acids & Derivatives
- Specialty Phenolic Resins
- Oilfield
- Powder Coatings
- Global Dispersions
- Acrylic Monomers

Momentive Performance Materials Inc.
Silicones & Quartz Division
Craig Morrison (interim)

Revenue: $2,350 mm
EBITDA: $236 mm

- Silicone Fluids
- Silanes and Resins
- Silicone Intermediates
- Silicone Elastomers
- Silicone Engineered Materials
- Urethane Additives
- Consumer Sealants and Adhesives
- Fused Quartz and Ceramic Materials

Momentive Specialty Chemicals Inc.
Forests Products Resins Division
Dale Plante

Revenue: $1,724 mm
EBITDA: $222 mm

- Forest Products Resins
- Formaldehyde
- Formaldehyde Derivatives
- Wax Additives







(1) Revenue and Adjusted EBITDA is presented for LTM 6/30/13. Represents Adjusted EBITDA and MSC MPM Adjusted EBITDA.

History

- Momentive Specialty Chemicals (MSC) and Momentive Performance Materials (MPM) have entered into the Shared Services Agreement (Agreement) in order to recognize economies of scale and generate cost savings for each that otherwise would be unavailable. Under the Shared Service Agreement, each may provide and/or receive certain services from the other, and the costs of such services are allocated between the two companies according to the methodology set forth in the Agreement. The Steering Committee formed under the Agreement reviews and monitors the services and costs.

- Services and costs included in the agreement are referred to as Functional Service Costs and include Finance (Audit, Tax, Treasury, Credit, Collections, Accounts Payable, etc), Legal, Executive/Senior Management, Administrative Support, IT, EHS, Payroll, HR, Procurement, Logistics, etc.

- The Agreement provides that services and costs will either be 100% direct billed or allocated according to the Allocation Percentage described later. Cash settlement will be necessary for all cash costs. No cash settlements will be done for non-cash cost or expenses.

Savings Achieved / Dis-Synergies

Overview of Shared Services Agreement

MOMENTIVE

MPM could see significant degradation in EBITDA if the shared services agreement with MSC is terminated

Description

- Under the agreement, Functional Service Costs allocated between MSC and MPM include:
  - Management and other personnel compensation
  - Administrative support, human resources, information technology support, accounting, finance, legal, procurement, EHS and property management services
  - Capital expenditures
- Costs currently allocated 43% / 57% between MPM and MSC
  - Quarterly true-ups paid between MSC and MPM to maintain contractual splits

Calculation of Potential Dis-synergies

Run-rate Dis-Synergies	
Total Annual Savings	$64
Less: Excluded Projects	(4)
Less: Retained Procurement Savings	(6)
Total Annual Dis-Synergies	**$54**
Other One-time Costs	
Recruiting (P&L)	(7)
Contingency Investment (Cash Flow)	(8)
Total	**($15)**

- Projects excluded relate to IT & HR cost savings initiatives that would remain intact
- One-time recruiting expenses calculated as 30% of total comp & benefit savings
- Contingency investment includes expenditures on additional infrastructure, office space and other transitional cash outlays

Historical Cumulative Cost Savings to MPM[1]

($ in millions)	2010	2011	2012	2013E	2014E	Total Cum.
IT/BPO	$0	$2	$8	$11	$11	$11
Finance	0	4	7	8	8	8
HR	0	2	2	3	3	3
Other SG&A	0	4	10	12	12	12
Total SG&A	**$1**	**$11**	**$27**	**$33**	**$34**	**$34**
Procurement	--	$10	$18	$20	$20	$20
Logistics	--	3	10	11	11	11
Total COGS	**--**	**$13**	**$28**	**$30**	**$30**	**$30**
Total Savings	**$1**	**$24**	**$55**	**$64**	**$64**	**$64**

Source: Company Model, Company information

(1) Based on internal reporting; varies from external reporting due to reporting adjustments

(2) Certain costs phased-in over two-year period

Adjusted EBITDA Projections[2]



Adjusted EBITDA w/o SS
Base Case EBITDA
$240
$240
$260
$229
$297
$245
$334
$278
$343
$286
$356
$298
2013E
2014E
2015E
2016E
2017E
2018E

Margins	2013E	2014E	2015E	2016E	2017E	2018E
Base Case	*10.0%*	*10.3%*	*11.2%*	*12.0%*	*11.9%*	*12.0%*
Adj. w/o SS	*10.0%*	*9.1%*	*9.2%*	*10.0%*	*10.0%*	*10.1%*

Shared Service Dis-Synergies	
SG&A Savings	$34
Less: Excluded projects	($4)
Net Dis-Synergies	$30

Governance

MOMENTIVE

Required Approvals

- Momentive Performance Materials (MPM) and Momentive Specialty Chemicals (MSC) have entered into the Shared Services Agreement (Agreement) in order to recognize economies of scale and generate cost savings for each that otherwise would be unavailable. Under the Shared Services Agreement, each may provide and/or receive certain services from the other, and the costs of such services are allocated between the two companies according to the methodology set forth in the Agreement.

- The Steering committee, which reviews and monitors the services and costs under the agreement, is composed of the following members: William Carter, EVP & CFO of MPM and MSC; Colette Barricks, VP & General Controller of MPM and MSC; Anthony Greene, EVP, Business Development and Strategy of MPM and MSC (and interim MPM CFO) and Billie Jo Cuthbert, Controller of MPM.

- Services and costs included in the agreement are referred to as Functional Service Costs and include Finance (Audit, Tax, Treasury, Credit, Collections, Accounts Payable, etc.), Legal, Executive/Senior Management, Administrative Support, IT, EHS, Payroll, HR, Procurement, Logistics, etc.

- The Agreement provides that services and costs will either be 100% direct billed or allocated according to the Allocation Percentage described later. Cash settlement will be necessary for all cash costs. No cash settlements will be done for non-cash cost or expenses.

Required Approvals

- *Debt Covenants.* The covenants included in the various debt agreements of Momentive Performance Materials Inc. (the "Company" or "MPM") require that transactions involving consideration **in excess of $5 million** between the Company and any Affiliate (including Momentive Specialty Chemicals Inc. or its subsidiaries ("MSC"), Apollo and any other entity controlled by Apollo but excluding GE) be on **arm's length terms for fair value.** Such transactions are referred to herein as "Affiliate Transactions".

- *Audit Committee Charter / SEC Regs.* The Charter of the Audit Committee of the Company's Board of Directors (the "Board") also requires that the Audit Committee review and approve **all related party transactions required to be reported under SEC regulations.** Such transactions are referred to herein as "Related Party Transactions". SEC regulations require that the Company disclose in its annual report all transactions in which the Company or any of its subsidiaries is a participant and in which a related person has a direct or indirect material interest (as determined under SEC rules), where the amount involved **exceeds $120,000**. For purposes of SEC regulations, related persons include directors, executive officers and stockholders beneficially owning more than 5% of voting stock (e.g. GE Equity).

- *Conflicts Committee Charter.* The Conflicts Committee Charter provides that, **at the request of the Board,** the Conflicts Committee shall assist with the identification, investigation, review, evaluation and resolution of potential conflicts of interest between the Company and MSC, any stockholder or affiliate or any debt holder.

MOMENTIVE™

2012 Allocation Change

MOMENTIVE

Allocation Percentage

- At the inception of the Agreement, the Allocation Percentage was set at 51% for MSC and 49% for MPM.
  - Effective January 1, 2013, in connection with its annual review of the services and costs under the Agreement and the refinement of MPM's ability to track costs described below, the Steering Committee revised the Allocation Percentage to 57% for MSC and 43% for MPM.
  - Accordingly, from 2010 to 2012, Functional Service Costs that were not Direct Billed Costs were allocated 51% to MSC and 49% to MPM. Thereafter, such costs are allocated 57% to MSC and 43% to MPM.

- From 2010 to 2012, Shared Service Agreement billings for MPM and MSC shared costs were based on all Division costs of MSC and MPM, including costs for the Admin function (e.g. corporate costs) and other Division functions, and all Admin costs outside of a Division. During 2013, MPM implemented a new SAP module, which gave it the capability to break out Division costs into Admin costs and other Division costs, like MSC. As a result, beginning in 2013, Shared Service Agreement billings for MPM and MSC shared costs are based only on Admin costs (excluding Division costs outside of the Admin function, which costs are not shared).

Change in Allocation Percentage

MOMENTIVE

		2012				
		MSC	MPM	Total	MSC	MPM
A	**Total Costs of Admin+Division Resources***	**157.40**	**122.04**	**279.44**	56%	44%
B	**Total Costs of Admin Only Resources***	**129.96**	**79.37**	**209.32**	62%	38%
C	Impact of Division Resources on Allocation Percentage (B-A)				6%	-6%
D	Original Allocation Percentage based on Admin+Division Resources				51%	49%
E	Revised Allocation Percentage to exclude impact of Division Resources, which are not shared costs (D+C)				57%	43%

*Does not reflect true-up payments. Above the line costs included in costs. Below the line and Direct Bill Costs excluded.

Superstructure / Growth

Growth enabled by the combination

Current Sales

- Revenue is assigned to the business unit that manufactures the final end product.

OilPlus

- This product is produced by MSC with raw materials from MPM. MPM sells the raw materials to MSC at a market price and the sales to third parties are recorded on MSC's books.

- OilPlus has been our biggest success to date.

Future Growth

- Growth from joint marketing efforts has been more difficult to track.
  - For example, both MPM and MSC have significant sales to the auto industry. The joint marketing efforts have led to new introductions within the industry, but it is difficult to quantify true "growth synergies."
- Although there are products in the pipeline, successes through joint product development have been limited to date.
  - The lead time in the auto industry can be 30 months

Broad Complementary Technology Portfolio

	Silicones & Quartz							Thermoset Resins						
MOMENTIVE Complementary Technology Portfolio	Fluids	Silanes	Elastomers	Engineered Materials	Urethane Additives	Sealants	Quartz & Ceramics	Epoxy	Versatics	Phenolics	Amino Resins	Vinyl & Acrylic Lattices	Formaldehyde	Acrylic Monomers
Industrial/Marine	■	■	■				■	■		■	■		■	■
Consumer/Durable Goods	■	■	■		■	■	■	■	■	■	■		■	■
New Home Construction			■	■		■				■	■		■	
Automotive		■	■	■	■			■	■	■		■	■	■
Graphic Arts				■										■
Repair/Remodel	■			■		■				■	■		■	
Electronics/Electrical			■	■			■	■		■		■		■
Oil Field E&P	■									■				
Construction	■	■	■		■	■		■	■			■	■	■
Architectural		■				■			■		■	■		■
Wind Energy								■						
Healthcare/Personal Care	■		■				■							
Furniture					■						■		■	

Corporate Chief Marketing Officer Role Created to Drive Growth Synergies

MOMENTIVE™

Prioritized and focused effort

CEO

Division Presidents

Division Presidents

Chief Marketing Officer

Platform Technologies and TG support

MDM Market Transportation / Auto

MDM Market Coatings

MDM Market Construction

MDM Market 4

Division TGs

Division MDMs

Under development

Corporate Branding & Mkt. Communications

Marketing Processes

Summary:

- Organization created in late 2012;
- Exclusively focused on expediting, multiplying growth initiatives and creating a growth culture
- Draws on corporate and divisional resources to work on MDM and Transformational Growth (TG) areas
    - Automotive and Coatings initial focus for MDM
    - Construction Market is being assessed as next MDM area of focus
    - Platform technologies and TG marketing support
- Develop and manage Growth Council and Marketing Council agendas

CMO & Growth Council Accomplishments

- CMO structure installed and gaining traction
- India superstructure
  - Chenai site being leveraged by EPCD for installed capacity
  - SQD provided FPD GM
  - On the ground resources for JV assessment
  - India R&D site being leveraged across the company
- Oilfield superstructure
  - Oilfield contacts leveraged by FPD (26% YTD growth) and SQD (18% YTD growth)
  - Oilplus, a cross fertilization project, developed and commercialized
- Regional Growth Councils in place and slowly gaining traction
- BAME summit and project pipeline created. Next market specific BAME summit being planned.
- Marketing Council established and operational
  - Creates a cross-divisional forum to drive projects and discuss issues/opportunities
- Website project moving forward
- Initiated cross divisional Strategic Account Management (SAM) process for corporate accounts
- Common Growth Metrics developed

Automotive Market Development Workgroups

MOMENTIVE



Automotive Market Development
Market Intelligence
Paints, Coatings, & Adhesives
Branding & promotion
Lighting & Electronics
Hybrid & Electric

Automotive Market Development

- Focus on market, not products
- Cross promote to OEM & T1, speaking the industry language
- Identify pain points and new opportunities

Market Intelligence

- Centralize spend to meet needs at lowest cost
- Use common data sets for decision making
- Leverage contacts for VOC discussions

Paints, Coatings, & Adhesives

- Share intelligence across business units
- Understand industry pain points
- Find new commercial & technical opportunities

Branding & promotion

- Build brand around select applications
- Create content for target audience
- Implement consistent branding globally

Lighting & Electronics

- Identify value Momentive brings to this segment
- Create new marketing materials aimed at decision makers and influencers rather than component suppliers
- Identify new commercial opportunities

Hybrid & Electric

- Leverage contact with critical suppliers and integrators
- Understand needs and challenges in this space
- Identify and address market gaps

Started

Forming

Sample Super Structure (OTG)



Oilfield SBU
MSC - FPD
MSC - EPCD
MPM - SQD
H2S Scavengers
Proppants
Fluids
Triazines
HCHO
White Space
RCP
Sand
White Space
Surfactants
Demulsifiers
Fracturing
Cementing
Drilling

XIII. Shared Service Agreement – Additional Details (3.21.2014)

Shared Service Details

3-21-14

IT Asset Details

	Assets Recorded	
	MSC	MPM
Data Center Networking Equipment	X	
Data Center Servers*	X	X
Site Equipment (servers, networking equipment)	X	X
PCs	X	X
Software Licenses		
SAP^	X	X
Microsoft	X	
Zemeter (Planning)	X	
Aspentech (Planning)	X	
Aspen (Engineering)		X
Gensuite (EHS)		X
Infrastructure Management tools	X	
Application Management tools	X	
Security Management tools	X	

* - Note: Utilization of VMWare and other footprint consolidation efforts has allowed some server consolidation at the data center. MPM would likely need to purchase some additional servers if they were to be carved out.

MPM would need to spend $6-9m on hardware and software for carve out.

^ - Ownership denotes asset recorded on books. Separate license agreement breakout would be necessary to transfer license to MPM.

Shared Facilities

Site	Shared Service Purpose	Lessor/Owner
Columbus, OH	Corp HQ	MSC
Gahanna, OH	Commercial Services / HR Services site	MSC
Seattleweg, NL	EU HQ	MSC
Columbus data center	3rd party location	MSC
European data center	3rd party location	MSC
Bangkok, TH	Thailand SS HQ	MSC
Itatiba, BR	MPM LA HQ	MPM
Shanghai, CN	Asia HQ + Lab	MPM
Seoul, KR	Korea HQ	MPM
Kuala Lumpur, MY	Malaysia HQ	MPM
Tarrytown, NY	Select SS functions utilize	MPM
Waterford, NY	MPM HQ	MPM
Singapore, SG	Singapore HQ	MPM
Bangalore, IN	India HQ + Lab	MPM
Tokyo, JP	Japan HQ	MPM
Note: Above represents sites where larger number of shared resources are housed		

Shared Service Costs, Billing and Synergies

	YTD Net Shared Service Costs		YTD Net Billing	YTD Synergies Achieved	
	MSC	MPM		MSC	MPM
		Life to date savings		60	63
9/30/2013	90	67	21	6	8
6/30/2013	61	46	14	5	6
3/31/2013	33	23	6	3	4
2012	155	148	22	24	31
9/30/2012	111	106	16	19	23
6/30/2012	79	75	9	12	13
3/31/2012	41	39	5	7	7
2011	163	158	11	29	23
9/30/2011	134	128	5	21	15
6/30/2011	90	86	3	14	9
3/31/2011	44	41	1	4	2
2010	43	42	1	1	1

Note: Synergies Achieved includes SG&A and Procurement savings.

XIV. Weekly Cash Flow Model – Monthly Summary (3.31.2014)

WORK IN PROCESS DOCUMENT - SUBJECT TO MATERIAL CHANGE

Project Eagle - Monthly Cash Flow Presentation (U.S. Entities Only)[a]

Updated as of 03/24/2014

(in millions of USD)	Apr-14	May-14	Jun-14	Jul-14	Aug-14	Sep-14	Oct-14	Nov-14	Dec-14	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Total to Jun. 15
Month	*4*	*5*	*6*	*7*	*8*	*9*	*10*	*11*	*12*	*13*	*14*	*15*	*16*	*17*	*18*	
Cash Flow Summary																
Trade Receivable Collections	$52	$56	$63	$76	$70	$75	$76	$71	$75	$74	$69	$74	$75	$70	$75	$1,052
Intercompany Receipts	22	22	22	23	23	23	23	23	23	23	23	23	23	23	23	338
Other Receipts	--	--	2	--	--	--	--	--	--	--	--	--	--	--	--	2
Total Operating Receipts	**74**	**79**	**88**	**98**	**93**	**98**	**99**	**93**	**98**	**97**	**92**	**96**	**98**	**93**	**97**	**1,393**
Vendor Payments	(66)	(36)	(35)	(47)	(35)	(31)	(48)	(46)	(39)	(56)	(50)	(40)	(56)	(50)	(40)	(674)
Payroll & Benefits	(23)	(20)	(24)	(22)	(19)	(26)	(30)	(19)	(20)	(25)	(19)	(20)	(25)	(19)	(20)	(329)
Utilities	(4)	(4)	(3)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(58)
Insurance	(1)	(1)	--	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(9)
Intercompany Disbursements	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(53)
Shared Service Payments to MSC	--	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(37)
Other Disbursements	(6)	(3)	(3)	(3)	(1)	(3)	(3)	(1)	(3)	(1)	(1)	(3)	(3)	(3)	(3)	(33)
Total Operating Disbursements	**(102)**	**(70)**	**(70)**	**(83)**	**(65)**	**(70)**	**(91)**	**(76)**	**(72)**	**(91)**	**(80)**	**(73)**	**(94)**	**(82)**	**(73)**	**(1,193)**
Operating Cash Flow	**(29)**	**9**	**17**	**16**	**28**	**28**	**7**	**17**	**26**	**6**	**12**	**23**	**4**	**11**	**25**	**200**
Capital Expenditures	(3)	(4)	(5)	(9)	(7)	(7)	(7)	(6)	(6)	(5)	(4)	(4)	(7)	(6)	(6)	(85)
Debt Svc. (Payments) / Proceeds	(62)	--	--	(1)	--	--	(62)	--	--	(1)	--	--	(62)	--	--	(187)
Inter-Co Financing Receipts	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Inter-Co Financing Disbursements	(4)	(8)	(8)	(7)	--	--	(1)	--	(3)	(4)	(1)	(5)	(6)	(3)	(4)	(54)
Other	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Total Investing & Financing Activities	**(69)**	**(12)**	**(13)**	**(16)**	**(7)**	**(7)**	**(70)**	**(6)**	**(8)**	**(10)**	**(5)**	**(8)**	**(75)**	**(9)**	**(10)**	**(326)**
Net Cash Flow before Restr. Disb.	**(98)**	**(3)**	**4**	**(1)**	**21**	**20**	**(63)**	**12**	**18**	**(4)**	**7**	**15**	**(71)**	**2**	**14**	**(126)**
Restructuring Disbursements																
Professional Fees	--	--	(4)	(3)	(3)	(4)	(3)	(3)	(4)	(3)	(3)	(4)	(3)	(3)	(6)	(46)
DIP Interest, Fees & Expenses	(8)	(3)	(2)	(3)	--	(2)	(1)	(2)	(1)	(1)	(2)	(1)	(3)	--	(2)	(30)
Other	(2)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	(2)
Total Restructuring Disbursements	**(10)**	**(3)**	**(7)**	**(6)**	**(3)**	**(6)**	**(4)**	**(4)**	**(5)**	**(4)**	**(5)**	**(5)**	**(6)**	**(3)**	**(8)**	**(78)**
Net Cash Flow	**($107)**	**($5)**	**($3)**	**($7)**	**$18**	**$15**	**($67)**	**$7**	**$13**	**($8)**	**$2**	**$10**	**($76)**	**($1)**	**$6**	**($205)**
Cumulative Net Cash Flow	*(107)*	*(113)*	*(115)*	*(122)*	*(105)*	*(90)*	*(157)*	*(150)*	*(137)*	*(145)*	*(143)*	*(133)*	*(210)*	*(211)*	*(205)*	*(205)*

WORK IN PROCESS DOCUMENT - SUBJECT TO MATERIAL CHANGE

Project Eagle - Monthly Cash Flow Presentation (U.S. Entities Only)[a]

Updated as of 03/24/2014

	For Month Ending															Total
(in millions of USD)	Apr-14	May-14	Jun-14	Jul-14	Aug-14	Sep-14	Oct-14	Nov-14	Dec-14	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	to Jun. 15
Month	*4*	*5*	*6*	*7*	*8*	*9*	*10*	*11*	*12*	*13*	*14*	*15*	*16*	*17*	*18*	
Liquidity Summary																
Opening Bank Cash Balance	**$5**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$5**
Adj. for Estimated Check Float	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
LCs Cash Collateralized	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Net Cash Flow	(107)	(5)	(3)	(7)	18	15	(67)	7	13	(8)	2	10	(76)	(1)	6	(205)
Net Proceeds from DIP Term Loan	250	--	--	--	--	--	--	--	--	--	--	--	--	--	--	250
Repayment of drawn ABL revolver	(168)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	(168)
Cash collateralization of ABL LCs	(72)	--	--	--	--	--	--	--	--	--	--	--	--	--	--	(72)
Release of TL proceeds cash coll. LCs	2	--	--	4	--	11	--	--	15	12	20	--	--	--	--	65
Revolver Borrowing / (Repayment) (b)	115	5	3	2	(18)	(26)	67	(7)	(27)	(4)	(22)	(10)	76	1	(6)	150
Ending Book Cash Balance	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Less: Restricted Cash	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
Ending Available Book Cash	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Beg. Avail. Under DIP Credit Facility	--	33	148	145	138	156	171	104	111	125	117	120	130	53	52	--
New Availability / (Issuance of LCs)	148	120	--	(4)	--	(11)	--	--	(14)	(12)	(19)	--	--	--	--	208
Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--	--
(Borrowings) / Repayments	(115)	(5)	(3)	(2)	18	26	(67)	7	27	4	22	10	(76)	(1)	6	(150)
Ending DIP Availability	**33**	**148**	**145**	**138**	**156**	**171**	**104**	**111**	**125**	**117**	**120**	**130**	**53**	**52**	**58**	**58**
Total Liquidity	**$58**	**$173**	**$170**	**$163**	**$181**	**$196**	**$129**	**$136**	**$150**	**$142**	**$145**	**$155**	**$78**	**$77**	**$83**	**$83**
Post-Petition Liquidity Need	(107)	(184)	(187)	(194)	(176)	(161)	(228)	(221)	(207)	(215)	(212)	(202)	(279)	(279)	(273)	(273)

WORK IN PROCESS DOCUMENT - SUBJECT TO MATERIAL CHANGE

Project Eagle - Extended Cash Flow Model (Proposed Debtor Entities Only) (a)
BK Overlay
Updated as of 03/24/2014

(in millions of USD)	3/21/14	3/28/14	4/4/14	4/11/14	4/18/14	4/25/14	5/2/14	5/9/14	5/16/14	5/23/14
Week	*5*	*6*	*7*	*8*	*9*	*10*	*11*	*12*	*13*	*14*
Cash Flow Summary										
Trade Receivable Collections	$14	$17	$14	$14	$12	$12	$14	$14	$14	$15
Intercompany Receipts	3	0	–	–	22	–	–	–	22	–
Other Receipts	–	–	–	–	–	–	–	–	–	–
Total Operating Receipts	**16**	**18**	**14**	**14**	**35**	**12**	**14**	**14**	**36**	**15**
Vendor Payments	(12)	(9)	(8)	(7)	(21)	(21)	(17)	(8)	(6)	(9)
Payroll & Benefits	(5)	(6)	(14)	(3)	(9)	(6)	(4)	(6)	(4)	(6)
Utilities	(1)	(1)	–	–	(4)	–	–	–	(4)	–
Insurance	–	–	(1)	–	–	–	(1)	–	–	–
Intercompany Disbursements	(4)	–	–	–	(4)	–	–	–	(4)	–
Shared Service Payments to MSC	–	(7)	–	–	–	–	–	–	–	(3)
Other Disbursements	(1)	–	(4)	–	(3)	(3)	–	–	–	(3)
Total Operating Disbursements	**(23)**	**(23)**	**(27)**	**(10)**	**(40)**	**(30)**	**(22)**	**(14)**	**(17)**	**(21)**
Operating Cash Flow	**(7)**	**(6)**	**(13)**	**3**	**(6)**	**(18)**	**(8)**	**(0)**	**19**	**(6)**
Capital Expenditures	(2)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Debt Svc. (Payments) / Proceeds	–	–	(1)	(0)	(61)	(0)	–	–	–	–
Inter-Co Financing Receipts	7	2	1	–	–	–	–	–	–	–
Inter-Co Financing Disbursements	–	–	–	(4)	–	–	–	–	(8)	–
Other	–	5	10	–	–	–	–	–	–	–
Total Investing & Financing Activities	**6**	**7**	**9**	**(5)**	**(62)**	**(1)**	**(1)**	**(1)**	**(9)**	**(1)**
Net Cash Flow before Restr. Disb.	**(1)**	**1**	**(4)**	**(2)**	**(68)**	**(19)**	**(9)**	**(2)**	**10**	**(7)**
Restructuring Disbursements										
Professional Fees	–	(1)	(8)	–	–	–	–	–	–	–
DIP Interest, Fees & Expenses	–	–	–	(3)	–	–	(5)	(3)	–	–
Other	–	–	–	–	–	(2)	–	–	–	–
Total Restructuring Disbursements	**–**	**(1)**	**(8)**	**(3)**	**–**	**(2)**	**(5)**	**(3)**	**–**	**–**
Net Cash Flow	**($1)**	**($0)**	**($12)**	**($5)**	**($68)**	**($21)**	**($14)**	**($4)**	**$10**	**($7)**
Cumulative Net Cash Flow	*(1)*	*(2)*	*(13)*	*(18)*	*(86)*	*(106)*	*(120)*	*(124)*	*(114)*	*(121)*
Liquidity Summary										
Opening Bank Cash Balance	**$10**	**$7**	**$5**	**$5**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**
Adj. for Estimated Check Float	(2)	–	–	–	–	–	–	–	–	–
LCs Cash Collateralized	–	–	–	–	–	–	–	–	–	–
Net Cash Flow	(1)	(0)	(12)	(5)	(68)	(21)	(14)	(4)	10	(7)
Net Proceeds from DIP Term Loan	–	–	–	250	–	–	–	–	–	–
Repayment of drawn ABL revolver	–	–	–	(168)	–	–	–	–	–	–
Cash collateralization of ABL LCs	–	–	–	(72)	–	–	–	–	–	–
Release of TL proceeds cash coll. LCs	–	–	–	–	–	–	2	–	–	–
Revolver Borrowing / (Repayment) (b)	–	(2)	12	15	68	21	12	4	(10)	7
Ending Book Cash Balance	**7**	**5**	**5**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Less: Restricted Cash	–	–	–	–	–	–	–	–	–	–
Ending Available Book Cash	**7**	**5**	**5**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Beg. Availability of Pre-Petition Revolvers	25	25	27							
Plus: Avail. Increase From LC Replacement	–	–	–							
(Borrowings) / Repayments (b)	–	2	(12)							
Ending Pre-Pet. Revolvers Avail.	**25**	**27**	**15**							
Ending Pre-Pet. Cash Flow Rev. Balance	50	48	60							
Beg. Avail. Under DIP Credit Facility				–	135	67	47	33	149	159
New Availability / (Issuance of LCs)				150	–	–	(2)	120	–	–
Draw to fund foreign operations				–	–	–	–	–	–	–
(Borrowings) / Repayments				(15)	(68)	(21)	(12)	(4)	10	(7)
Ending DIP Availability				**135**	**67**	**47**	**33**	**149**	**159**	**152**
Total Liquidity	**$32**	**$32**	**$20**	**$160**	**$92**	**$72**	**$58**	**$174**	**$184**	**$177**
DIP Schedule										
DIP Credit Facility and Interest Calculation										
Beginning Revolver Balance				–	$15	$83	$103	$117	$121	$111
Interest				–	0.0	0.1	0.1	0.1	0.1	0.1
Fees & Expenses				–	0.0	0.0	0.0	0.0	0.0	0.0
Borrowings / (Repayments)				15	68	21	14	4	(10)	7
Ending Revolver Balance				**15**	**83**	**103**	**117**	**121**	**111**	**118**
Accrued Interest and Fees				**–**	**0.0**	**0.1**	**0.2**	**0.3**	**0.4**	**0.4**
Term Loan Balance (c)				**250**	**250**	**250**	**250**	**250**	**250**	**250**
Interest				0.2	0.2	0.2	0.2	0.2	0.2	0.2
Accrued Interest				**0.2**	**0.4**	**0.7**	**0.9**	**1.1**	**1.3**	**1.5**
Beginning Availability (c)				**–**	**135**	**67**	**47**	**33**	**149**	**159**
(Borrowings) / Repayments				(15)	(68)	(21)	(12)	(4)	10	(7)
LCs (Issued) / Retired				–	–	–	(2)	–	–	–
Draw to fund foreign operations				–	–	–	–	–	–	–
Plus: New availability				150	–	–	–	120	–	–
Ending Availability				**135**	**67**	**47**	**33**	**149**	**159**	**152**

Notes
(a) Excludes activity of non-Debtor MPM AR LLC, a domestic entity with minimal associated activity.
(b) All borrowings in week of 4/4/14 assumed to occur prior to March EOM.
(c) Placeholder amount. Ultimate terms of DIP financing arrangement to determined.

Project Eagle - Extended Cash Flow Model (Proposed Debtor Entities Only) (a)
BK Overlay
Updated as of 03/24/2014

(in millions of USD)	5/30/14	6/6/14	6/13/14	6/20/14	6/27/14	7/4/14	7/11/14	7/18/14	7/25/14	8/1/14
Week	*15*	*16*	*17*	*18*	*19*	*20*	*21*	*22*	*23*	*24*
Cash Flow Summary										
Trade Receivable Collections	$15	$15	$18	$16	$15	$11	$17	$15	$15	$17
Intercompany Receipts	--	--	22	--	--	--	--	23	--	--
Other Receipts	--	--	2	--	--	--	--	--	--	--
Total Operating Receipts	**15**	**15**	**42**	**16**	**15**	**11**	**17**	**38**	**15**	**17**
Vendor Payments	(13)	(7)	(9)	(8)	(11)	(10)	(9)	(11)	(11)	(6)
Payroll & Benefits	(4)	(7)	(4)	(7)	(7)	(3)	(6)	(3)	(6)	(4)
Utilities	--	--	(3)	--	--	--	--	(4)	--	--
Insurance	(1)	--	--	--	--	--	--	--	(1)	--
Intercompany Disbursements	--	--	(4)	--	--	--	--	(4)	--	--
Shared Service Payments to MSC	--	--	--	(3)	--	--	--	--	(3)	--
Other Disbursements	--	--	(3)	--	--	--	--	--	(3)	--
Total Operating Disbursements	**(18)**	**(13)**	**(22)**	**(18)**	**(18)**	**(14)**	**(14)**	**(22)**	**(23)**	**(10)**
Operating Cash Flow	**(3)**	**2**	**20**	**(2)**	**(3)**	**(2)**	**3**	**16**	**(8)**	**7**
Capital Expenditures	(1)	(1)	(1)	(2)	(2)	(2)	(2)	(2)	(2)	(2)
Debt Svc. (Payments) / Proceeds	--	--	--	--	--	--	--	(1)	--	--
Inter-Co Financing Receipts	--	--	--	--	--	--	--	--	--	--
Inter-Co Financing Disbursements	--	--	--	(8)	--	--	--	(7)	--	--
Other	--	--	--	--	--	--	--	--	--	--
Total Investing & Financing Activities	**(1)**	**(1)**	**(1)**	**(10)**	**(2)**	**(2)**	**(2)**	**(9)**	**(2)**	**(2)**
Net Cash Flow before Restr. Disb.	**(4)**	**0**	**19**	**(11)**	**(4)**	**(4)**	**1**	**7**	**(9)**	**5**
Restructuring Disbursements										
Professional Fees	--	(3)	--	(0)	(1)	--	(3)	--	(0)	--
DIP Interest, Fees & Expenses	--	(2)	--	--	--	(1)	--	--	--	(1)
Other	--	--	--	--	--	--	--	--	--	--
Total Restructuring Disbursements	**--**	**(5)**	**--**	**(0)**	**(1)**	**(1)**	**(3)**	**--**	**(0)**	**(1)**
Net Cash Flow	**($4)**	**($5)**	**$19**	**($12)**	**($5)**	**($5)**	**($2)**	**$7**	**($10)**	**$4**
Cumulative Net Cash Flow	*(126)*	*(131)*	*(111)*	*(123)*	*(128)*	*(134)*	*(136)*	*(129)*	*(139)*	*(135)*
Liquidity Summary										
Opening Bank Cash Balance	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**
Adj. for Estimated Check Float	--	--	--	--	--	--	--	--	--	--
LCs Cash Collateralized	--	--	--	--	--	--	--	--	--	--
Net Cash Flow	(4)	(5)	19	(12)	(5)	(5)	(2)	7	(10)	4
Net Proceeds from DIP Term Loan	--	--	--	--	--	--	--	--	--	--
Repayment of drawn ABL revolver	--	--	--	--	--	--	--	--	--	--
Cash collateralization of ABL LCs	--	--	--	--	--	--	--	--	--	--
Release of TL proceeds cash coll. LCs	--	--	--	--	--	--	--	2	--	3
Revolver Borrowing / (Repayment) (b)	4	5	(19)	12	5	5	2	(9)	10	(6)
Ending Book Cash Balance	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Less: Restricted Cash	--	--	--	--	--	--	--	--	--	--
Ending Available Book Cash	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Beg. Availability of Pre-Petition Revolvers										
Plus: Avail. Increase From LC Replacement										
(Borrowings) / Repayments (b)										
Ending Pre-Pet. Revolvers Avail.										
Ending Pre-Pet. Cash Flow Rev. Balance										
Beg. Avail. Under DIP Credit Facility	152	148	143	162	150	145	139	137	144	135
New Availability / (Issuance of LCs)	--	--	--	--	--	--	--	(2)	--	(3)
Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--
(Borrowings) / Repayments	(4)	(5)	19	(12)	(5)	(5)	(2)	9	(10)	6
Ending DIP Availability	**148**	**143**	**162**	**150**	**145**	**139**	**137**	**144**	**135**	**138**
Total Liquidity	**$173**	**$168**	**$187**	**$175**	**$170**	**$164**	**$162**	**$169**	**$160**	**$163**
DIP Schedule										
DIP Credit Facility and Interest Calculation										
Beginning Revolver Balance	$118	$122	$127	$108	$120	$125	$131	$133	$124	$135
Interest	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Fees & Expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Borrowings / (Repayments)	4	5	(19)	12	5	5	2	(9)	12	(6)
Ending Revolver Balance	**122**	**127**	**108**	**120**	**125**	**131**	**133**	**124**	**135**	**129**
Accrued Interest and Fees	**0.6**	**0.1**	**0.2**	**0.3**	**0.4**	**0.1**	**0.2**	**0.3**	**0.4**	**0.1**
Term Loan Balance (c)	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**
Interest	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Accrued Interest	**1.8**	**0.2**	**0.4**	**0.7**	**0.9**	**0.2**	**0.4**	**0.7**	**0.9**	**0.2**
Beginning Availability (c)	**152**	**148**	**143**	**162**	**150**	**145**	**139**	**137**	**146**	**135**
(Borrowings) / Repayments	(4)	(5)	19	(12)	(5)	(5)	(2)	9	(10)	6
LCs (Issued) / Retired	--	--	--	--	--	--	--	--	(2)	--
Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--
Plus: New availability	--	--	--	--	--	--	--	--	--	--
Ending Availability	**148**	**143**	**162**	**150**	**145**	**139**	**137**	**146**	**135**	**141**

Notes
(a) Excludes activity of non-Debtor MPM AR LLC, a domestic entity with minimal associated activity.
(b) All borrowings in week of 4/4/14 assumed to occur prior to March EOM.
(c) Placeholder amount. Ultimate terms of DIP financing arrangement to determined.

WORK IN PROCESS DOCUMENT - SUBJECT TO MATERIAL CHANGE

Project Eagle - Extended Cash Flow Model (Proposed Debtor Entities Only) (a)

BK Overlay

Updated as of 03/24/2014

(in millions of USD)	8/8/14	8/15/14	8/22/14	8/29/14	9/5/14	9/12/14	9/19/14	9/26/14	10/3/14	10/10/14
Week	*25*	*26*	*27*	*28*	*29*	*30*	*31*	*32*	*33*	*34*
Cash Flow Summary										
Trade Receivable Collections	$17	$17	$18	$18	$18	$18	$20	$19	$11	$17
Intercompany Receipts	--	23	--	--	--	23	--	--	--	--
Other Receipts	--	--	--	--	--	--	--	--	--	--
Total Operating Receipts	**17**	**39**	**18**	**18**	**18**	**41**	**20**	**19**	**11**	**17**
Vendor Payments	(11)	(5)	(6)	(13)	(6)	(9)	(6)	(10)	(11)	(9)
Payroll & Benefits	(6)	(3)	(6)	(4)	(6)	(4)	(6)	(9)	(9)	(6)
Utilities	--	(4)	--	--	--	(4)	--	--	--	--
Insurance	--	--	(1)	--	--	--	--	(1)	--	--
Intercompany Disbursements	--	(4)	--	--	--	(4)	--	--	--	--
Shared Service Payments to MSC	--	--	(3)	--	--	--	(3)	--	--	--
Other Disbursements	--	--	(1)	--	--	(3)	--	--	--	--
Total Operating Disbursements	**(17)**	**(16)**	**(16)**	**(17)**	**(12)**	**(22)**	**(15)**	**(20)**	**(19)**	**(15)**
Operating Cash Flow	**(0)**	**24**	**3**	**2**	**6**	**18**	**5**	**(2)**	**(8)**	**3**
Capital Expenditures	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(2)	(1)	(1)
Debt Svc. (Payments) / Proceeds	--	--	--	--	--	--	--	--	--	--
Inter-Co Financing Receipts	--	--	--	--	--	--	--	--	--	--
Inter-Co Financing Disbursements	--	--	--	--	--	--	--	--	--	--
Other	--	--	--	--	--	--	--	--	--	--
Total Investing & Financing Activities	**(2)**	**(2)**	**(2)**	**(2)**	**(2)**	**(2)**	**(2)**	**(2)**	**(1)**	**(1)**
Net Cash Flow before Restr. Disb.	**(2)**	**22**	**1**	**(0)**	**4**	**17**	**3**	**(3)**	**(9)**	**1**
Restructuring Disbursements										
Professional Fees	(3)	--	(0)	--	(3)	--	--	(1)	--	(3)
DIP Interest, Fees & Expenses	--	--	--	--	(2)	--	--	--	(1)	--
Other	--	--	--	--	--	--	--	--	--	--
Total Restructuring Disbursements	**(3)**	**--**	**(0)**	**--**	**(4)**	**--**	**--**	**(1)**	**(1)**	**(3)**
Net Cash Flow	**($5)**	**$22**	**$1**	**($0)**	**$0**	**$17**	**$3**	**($5)**	**($11)**	**($1)**
Cumulative Net Cash Flow	*(140)*	*(118)*	*(117)*	*(118)*	*(118)*	*(101)*	*(98)*	*(103)*	*(113)*	*(115)*
Liquidity Summary										
Opening Bank Cash Balance	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**
Adj. for Estimated Check Float	--	--	--	--	--	--	--	--	--	--
LCs Cash Collateralized	--	--	--	--	--	--	--	--	--	--
Net Cash Flow	(5)	22	1	(0)	0	17	3	(5)	(11)	(1)
Net Proceeds from DIP Term Loan	--	--	--	--	--	--	--	--	--	--
Repayment of drawn ABL revolver	--	--	--	--	--	--	--	--	--	--
Cash collateralization of ABL LCs	--	--	--	--	--	--	--	--	--	--
Release of TL proceeds cash coll. LCs	--	--	--	--	1	--	10	--	--	--
Revolver Borrowing / (Repayment) (b)	5	(22)	(1)	0	(1)	(17)	(13)	5	11	1
Ending Book Cash Balance	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Less: Restricted Cash	--	--	--	--	--	--	--	--	--	--
Ending Available Book Cash	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Beg. Availability of Pre-Petition Revolvers										
Plus: Avail. Increase From LC Replacement										
(Borrowings) / Repayments (b)										
Ending Pre-Pet. Revolvers Avail.										
Ending Pre-Pet. Cash Flow Rev. Balance										
Beg. Avail. Under DIP Credit Facility	138	133	156	156	156	156	173	176	171	161
New Availability / (Issuance of LCs)	--	--	--	--	(1)	--	(10)	--	--	--
Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--
(Borrowings) / Repayments	(5)	22	1	(0)	1	17	13	(5)	(11)	(1)
Ending DIP Availability	**133**	**156**	**156**	**156**	**156**	**173**	**176**	**171**	**161**	**159**
Total Liquidity	**$158**	**$181**	**$181**	**$181**	**$181**	**$198**	**$201**	**$196**	**$186**	**$184**
DIP Schedule										
DIP Credit Facility and Interest Calculation										
Beginning Revolver Balance	$129	$137	$114	$114	$114	$113	$97	$84	$99	$109
Interest	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Fees & Expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Borrowings / (Repayments)	7	(22)	(1)	0	(1)	(16)	(13)	14	11	1
Ending Revolver Balance	**137**	**114**	**114**	**114**	**113**	**97**	**84**	**99**	**109**	**111**
Accrued Interest and Fees	**0.2**	**0.3**	**0.4**	**0.5**	**0.1**	**0.2**	**0.3**	**0.3**	**0.1**	**0.2**
Term Loan Balance (c)	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**
Interest	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Accrued Interest	**0.4**	**0.7**	**0.9**	**1.1**	**0.2**	**0.4**	**0.7**	**0.9**	**0.2**	**0.4**
Beginning Availability (c)	**141**	**133**	**156**	**156**	**156**	**157**	**173**	**186**	**171**	**161**
(Borrowings) / Repayments	(5)	22	1	(0)	1	17	13	(5)	(11)	(1)
LCs (Issued) / Retired	(3)	--	--	--	--	(1)	--	(10)	--	--
Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--
Plus: New availability	--	--	--	--	--	--	--	--	--	--
Ending Availability	**133**	**156**	**156**	**156**	**157**	**173**	**186**	**171**	**161**	**159**

Notes

(a) Excludes activity of non-Debtor MPM AR LLC, a domestic entity with minimal associated activity.

(b) All borrowings in week of 4/4/14 assumed to occur prior to March EOM.

(c) Placeholder amount. Ultimate terms of DIP financing arrangement to determined.

Project Eagle - Extended Cash Flow Model (Proposed Debtor Entities Only) (a)
BK Overlay
Updated as of 03/24/2014

	For Week Ending									
(in millions of USD)	10/17/14	10/24/14	10/31/14	11/7/14	11/14/14	11/21/14	11/28/14	12/5/14	12/12/14	12/19/14
Week	*35*	*36*	*37*	*38*	*39*	*40*	*41*	*42*	*43*	*44*
Cash Flow Summary										
Trade Receivable Collections	$15	$15	$17	$17	$17	$18	$18	$18	$18	$20
Intercompany Receipts	23	--	--	--	23	--	--	--	23	--
Other Receipts	--	--	--	--	--	--	--	--	--	--
Total Operating Receipts	**38**	**15**	**17**	**17**	**40**	**18**	**18**	**18**	**41**	**20**
Vendor Payments	(11)	(11)	(7)	(11)	(9)	(11)	(14)	(7)	(10)	(9)
Payroll & Benefits	(3)	(6)	(6)	(6)	(3)	(6)	(4)	(6)	(4)	(6)
Utilities	(4)	--	--	--	(4)	--	--	--	(4)	--
Insurance	--	(1)	--	--	--	(1)	--	--	--	--
Intercompany Disbursements	(4)	--	--	--	(4)	--	--	--	(4)	--
Shared Service Payments to MSC	--	(3)	--	--	--	(3)	--	--	--	(3)
Other Disbursements	--	(3)	--	--	--	(1)	--	--	(3)	--
Total Operating Disbursements	**(22)**	**(22)**	**(13)**	**(17)**	**(20)**	**(21)**	**(18)**	**(14)**	**(24)**	**(17)**
Operating Cash Flow	**16**	**(7)**	**4**	**(0)**	**20**	**(2)**	**0**	**5**	**17**	**2**
Capital Expenditures	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Debt Svc. (Payments) / Proceeds	(62)	--	--	--	--	--	--	--	--	--
Inter-Co Financing Receipts	--	--	--	--	--	--	--	--	--	--
Inter-Co Financing Disbursements	(1)	--	--	--	--	--	--	--	--	(3)
Other	--	--	--	--	--	--	--	--	--	--
Total Investing & Financing Activities	**(65)**	**(1)**	**(1)**	**(1)**	**(1)**	**(1)**	**(1)**	**(1)**	**(1)**	**(4)**
Net Cash Flow before Restr. Disb.	**(49)**	**(9)**	**2**	**(2)**	**18**	**(4)**	**(1)**	**3**	**16**	**(1)**
Restructuring Disbursements										
Professional Fees	--	(0)	--	(3)	--	--	(0)	--	(3)	--
DIP Interest, Fees & Expenses	--	--	--	(2)	--	--	--	(1)	--	--
Other	--	--	--	--	--	--	--	--	--	--
Total Restructuring Disbursements	**--**	**(0)**	**--**	**(4)**	**--**	**--**	**(0)**	**(1)**	**(3)**	**--**
Net Cash Flow	**($49)**	**($9)**	**$2**	**($6)**	**$18**	**($4)**	**($2)**	**$2**	**$13**	**($1)**
Cumulative Net Cash Flow	*(163)*	*(172)*	*(170)*	*(176)*	*(157)*	*(161)*	*(163)*	*(161)*	*(147)*	*(149)*
Liquidity Summary										
Opening Bank Cash Balance	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**
Adj. for Estimated Check Float	--	--	--	--	--	--	--	--	--	--
LCs Cash Collateralized	--	--	--	--	--	--	--	--	--	--
Net Cash Flow	(49)	(9)	2	(6)	18	(4)	(2)	2	13	(1)
Net Proceeds from DIP Term Loan	--	--	--	--	--	--	--	--	--	--
Repayment of drawn ABL revolver	--	--	--	--	--	--	--	--	--	--
Cash collateralization of ABL LCs	--	--	--	--	--	--	--	--	--	--
Release of TL proceeds cash coll. LCs	--	--	--	--	--	--	--	4	--	2
Revolver Borrowing / (Repayment) (b)	49	9	(2)	6	(18)	4	2	(6)	(13)	(1)
Ending Book Cash Balance	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Less: Restricted Cash	--	--	--	--	--	--	--	--	--	--
Ending Available Book Cash	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Beg. Availability of Pre-Petition Revolvers										
Plus: Avail. Increase From LC Replacement										
(Borrowings) / Repayments (b)										
Ending Pre-Pet. Revolvers Avail.										
Ending Pre-Pet. Cash Flow Rev. Balance										
Beg. Avail. Under DIP Credit Facility	159	111	102	104	98	116	113	111	113	127
New Availability / (Issuance of LCs)	--	--	--	--	--	--	--	(4)	--	(2)
Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--
(Borrowings) / Repayments	(49)	(9)	2	(6)	18	(4)	(2)	6	13	1
Ending DIP Availability	**111**	**102**	**104**	**98**	**116**	**113**	**111**	**113**	**127**	**126**
Total Liquidity	**$136**	**$127**	**$129**	**$123**	**$141**	**$138**	**$136**	**$138**	**$152**	**$151**
DIP Schedule										
DIP Credit Facility and Interest Calculation										
Beginning Revolver Balance	$111	$159	$168	$166	$172	$154	$157	$159	$152	$143
Interest	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Fees & Expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Borrowings / (Repayments)	49	9	(2)	6	(18)	4	2	(6)	(9)	(1)
Ending Revolver Balance	**159**	**168**	**166**	**172**	**154**	**157**	**159**	**152**	**143**	**142**
Accrued Interest and Fees	**0.3**	**0.4**	**0.5**	**0.1**	**0.3**	**0.4**	**0.5**	**0.1**	**0.2**	**0.4**
Term Loan Balance (c)	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**
Interest	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Accrued Interest	**0.7**	**0.9**	**1.1**	**0.2**	**0.4**	**0.7**	**0.9**	**0.2**	**0.4**	**0.7**
Beginning Availability (c)	**159**	**111**	**102**	**104**	**98**	**116**	**113**	**111**	**118**	**127**
(Borrowings) / Repayments	(49)	(9)	2	(6)	18	(4)	(2)	6	13	1
LCs (Issued) / Retired	--	--	--	--	--	--	--	--	(4)	--
Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--
Plus: New availability	--	--	--	--	--	--	--	--	--	--
Ending Availability	**111**	**102**	**104**	**98**	**116**	**113**	**111**	**118**	**127**	**128**

Notes
(a) Excludes activity of non-Debtor MPM AR LLC, a domestic entity with minimal associated activity.
(b) All borrowings in week of 4/4/14 assumed to occur prior to March EOM.
(c) Placeholder amount. Ultimate terms of DIP financing arrangement to determined.

Project Eagle - Extended Cash Flow Model (Proposed Debtor Entities Only) (a)
BK Overlay
Updated as of 03/24/2014

(in millions of USD)	12/26/14	1/2/15	1/9/15	1/16/15	1/23/15	1/30/15	2/6/15	2/13/15	2/20/15	2/27/15
Week	*45*	*46*	*47*	*48*	*49*	*50*	*51*	*52*	*53*	*54*
Cash Flow Summary										
Trade Receivable Collections	$19	$11	$17	$15	$15	$17	$17	$17	$18	$18
Intercompany Receipts	--	--	--	23	--	--	--	23	--	--
Other Receipts	--	--	--	--	--	--	--	--	--	--
Total Operating Receipts	**19**	**11**	**17**	**37**	**15**	**17**	**17**	**39**	**18**	**18**
Vendor Payments	(13)	(12)	(10)	(13)	(12)	(8)	(13)	(10)	(12)	(15)
Payroll & Benefits	(4)	(3)	(6)	(3)	(6)	(6)	(6)	(3)	(6)	(4)
Utilities	--	--	--	(4)	--	--	--	(4)	--	--
Insurance	(1)	--	--	--	(1)	--	--	--	(1)	--
Intercompany Disbursements	--	--	--	(4)	--	--	--	(4)	--	--
Shared Service Payments to MSC	--	--	--	--	(3)	--	--	--	(3)	--
Other Disbursements	--	--	--	--	(1)	--	--	--	(1)	--
Total Operating Disbursements	**(17)**	**(15)**	**(16)**	**(23)**	**(22)**	**(14)**	**(19)**	**(21)**	**(21)**	**(19)**
Operating Cash Flow	**1**	**(4)**	**1**	**14**	**(7)**	**2**	**(2)**	**18**	**(3)**	**(1)**
Capital Expenditures	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Debt Svc. (Payments) / Proceeds	--	--	--	(1)	--	--	--	--	--	--
Inter-Co Financing Receipts	--	--	--	--	--	--	--	--	--	--
Inter-Co Financing Disbursements	--	--	--	(4)	--	--	--	(1)	--	--
Other	--	--	--	--	--	--	--	--	--	--
Total Investing & Financing Activities	**(1)**	**(1)**	**(1)**	**(6)**	**(1)**	**(1)**	**(1)**	**(2)**	**(1)**	**(1)**
Net Cash Flow before Restr. Disb.	**(0)**	**(5)**	**(0)**	**8**	**(8)**	**1**	**(3)**	**16**	**(4)**	**(2)**
Restructuring Disbursements										
Professional Fees	(1)	--	(3)	--	(0)	--	(3)	--	--	(0)
DIP Interest, Fees & Expenses	--	(1)	--	--	--	--	(2)	--	--	--
Other	--	--	--	--	--	--	--	--	--	--
Total Restructuring Disbursements	**(1)**	**(1)**	**(3)**	**--**	**(0)**	**--**	**(4)**	**--**	**--**	**(0)**
Net Cash Flow	**($1)**	**($7)**	**($3)**	**$8**	**($8)**	**$1**	**($7)**	**$16**	**($4)**	**($2)**
Cumulative Net Cash Flow	*(150)*	*(157)*	*(160)*	*(151)*	*(160)*	*(159)*	*(166)*	*(150)*	*(154)*	*(156)*
Liquidity Summary										
Opening Bank Cash Balance	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**
Adj. for Estimated Check Float	--	--	--	--	--	--	--	--	--	--
LCs Cash Collateralized	--	--	--	--	--	--	--	--	--	--
Net Cash Flow	(1)	(7)	(3)	8	(8)	1	(7)	16	(4)	(2)
Net Proceeds from DIP Term Loan	--	--	--	--	--	--	--	--	--	--
Repayment of drawn ABL revolver	--	--	--	--	--	--	--	--	--	--
Cash collateralization of ABL LCs	--	--	--	--	--	--	--	--	--	--
Release of TL proceeds cash coll. LCs	8	9	--	3	--	--	--	--	20	--
Revolver Borrowing / (Repayment) (b)	(7)	(2)	3	(12)	8	(1)	7	(16)	(16)	2
Ending Book Cash Balance	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Less: Restricted Cash	--	--	--	--	--	--	--	--	--	--
Ending Available Book Cash	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Beg. Availability of Pre-Petition Revolvers										
Plus: Avail. Increase From LC Replacement										
(Borrowings) / Repayments (b)										
Ending Pre-Pet. Revolvers Avail.										
Ending Pre-Pet. Cash Flow Rev. Balance										
Beg. Avail. Under DIP Credit Facility	126	125	118	116	124	115	117	109	125	122
New Availability / (Issuance of LCs)	(8)	(9)	--	(3)	--	--	--	--	(19)	--
Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--
(Borrowings) / Repayments	7	2	(3)	12	(8)	1	(7)	16	16	(2)
Ending DIP Availability	**125**	**118**	**116**	**124**	**115**	**117**	**109**	**125**	**122**	**120**
Total Liquidity	**$150**	**$143**	**$141**	**$149**	**$140**	**$142**	**$134**	**$150**	**$147**	**$145**
DIP Schedule										
DIP Credit Facility and Interest Calculation										
Beginning Revolver Balance	$142	$137	$143	$154	$143	$155	$153	$161	$145	$129
Interest	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Fees & Expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Borrowings / (Repayments)	(5)	6	11	(12)	12	(1)	7	(16)	(16)	21
Ending Revolver Balance	**137**	**143**	**154**	**143**	**155**	**153**	**161**	**145**	**129**	**150**
Accrued Interest and Fees	**0.5**	**0.1**	**0.2**	**0.3**	**0.5**	**0.6**	**0.1**	**0.2**	**0.4**	**0.5**
Term Loan Balance (c)	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**
Interest	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Accrued Interest	**0.9**	**0.2**	**0.4**	**0.7**	**0.9**	**1.1**	**0.2**	**0.4**	**0.7**	**0.9**
Beginning Availability (c)	**128**	**133**	**127**	**116**	**127**	**115**	**117**	**109**	**125**	**141**
(Borrowings) / Repayments	7	2	(3)	12	(8)	1	(7)	16	16	(2)
LCs (Issued) / Retired	(2)	(8)	(9)	--	(3)	--	--	--	--	(19)
Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--
Plus: New availability	--	--	--	--	--	--	--	--	--	--
Ending Availability	**133**	**127**	**116**	**127**	**115**	**117**	**109**	**125**	**141**	**120**

Notes
(a) Excludes activity of non-Debtor MPM AR LLC, a domestic entity with minimal associated activity.
(b) All borrowings in week of 4/4/14 assumed to occur prior to March EOM.
(c) Placeholder amount. Ultimate terms of DIP financing arrangement to determined.

Project Eagle - Extended Cash Flow Model (Proposed Debtor Entities Only) (a)
BK Overlay
Updated as of 03/24/2014

(in millions of USD)	3/6/15	3/13/15	3/20/15	3/27/15	4/3/15	4/10/15	4/17/15	4/24/15	5/1/15	5/8/15
Week	*55*	*56*	*57*	*58*	*59*	*60*	*61*	*62*	*63*	*64*
Cash Flow Summary										
Trade Receivable Collections	$18	$18	$19	$18	$11	$17	$15	$15	$17	$17
Intercompany Receipts	--	23	--	--	--	--	23	--	--	--
Other Receipts	--	--	--	--	--	--	--	--	--	--
Total Operating Receipts	**18**	**41**	**19**	**18**	**11**	**17**	**38**	**15**	**17**	**17**
Vendor Payments	(8)	(8)	(11)	(13)	(12)	(10)	(12)	(13)	(8)	(13)
Payroll & Benefits	(6)	(4)	(6)	(4)	(3)	(6)	(3)	(8)	(4)	(6)
Utilities	--	(4)	--	--	--	--	(4)	--	--	--
Insurance	--	--	--	(1)	--	--	--	(1)	--	--
Intercompany Disbursements	--	(4)	--	--	--	--	(4)	--	--	--
Shared Service Payments to MSC	--	--	(3)	--	--	--	--	(3)	--	--
Other Disbursements	--	(3)	--	--	--	--	--	(3)	--	--
Total Operating Disbursements	**(14)**	**(22)**	**(19)**	**(17)**	**(16)**	**(16)**	**(23)**	**(27)**	**(12)**	**(19)**
Operating Cash Flow	**4**	**19**	**(0)**	**1**	**(4)**	**1**	**15**	**(12)**	**5**	**(2)**
Capital Expenditures	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Debt Svc. (Payments) / Proceeds	--	--	--	--	--	--	(62)	--	--	--
Inter-Co Financing Receipts	--	--	--	--	--	--	--	--	--	--
Inter-Co Financing Disbursements	--	(5)	--	--	--	--	(6)	--	--	--
Other	--	--	--	--	--	--	--	--	--	--
Total Investing & Financing Activities	**(1)**	**(5)**	**(1)**	**(1)**	**(1)**	**(1)**	**(69)**	**(1)**	**(1)**	**(1)**
Net Cash Flow before Restr. Disb.	**3**	**13**	**(1)**	**(0)**	**(6)**	**(0)**	**(55)**	**(13)**	**4**	**(4)**
Restructuring Disbursements										
Professional Fees	--	(3)	--	(1)	--	(3)	--	(0)	--	(3)
DIP Interest, Fees & Expenses	(1)	--	--	--	(1)	--	--	--	(1)	--
Other	--	--	--	--	--	--	--	--	--	--
Total Restructuring Disbursements	**(1)**	**(3)**	**--**	**(1)**	**(1)**	**(3)**	**--**	**(0)**	**(1)**	**(3)**
Net Cash Flow	**$2**	**$10**	**($1)**	**($1)**	**($7)**	**($3)**	**($55)**	**($14)**	**$2**	**($6)**
Cumulative Net Cash Flow	*(155)*	*(144)*	*(145)*	*(147)*	*(154)*	*(157)*	*(211)*	*(225)*	*(223)*	*(229)*
Liquidity Summary										
Opening Bank Cash Balance	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**
Adj. for Estimated Check Float	--	--	--	--	--	--	--	--	--	--
LCs Cash Collateralized	--	--	--	--	--	--	--	--	--	--
Net Cash Flow	2	10	(1)	(1)	(7)	(3)	(55)	(14)	2	(6)
Net Proceeds from DIP Term Loan	--	--	--	--	--	--	--	--	--	--
Repayment of drawn ABL revolver	--	--	--	--	--	--	--	--	--	--
Cash collateralization of ABL LCs	--	--	--	--	--	--	--	--	--	--
Release of TL proceeds cash coll. LCs	--	--	--	--	--	--	--	--	--	--
Revolver Borrowing / (Repayment) (b)	(2)	(10)	1	1	7	3	55	14	(2)	6
Ending Book Cash Balance	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Less: Restricted Cash	--	--	--	--	--	--	--	--	--	--
Ending Available Book Cash	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Beg. Availability of Pre-Petition Revolvers										
Plus: Avail. Increase From LC Replacement										
(Borrowings) / Repayments (b)										
Ending Pre-Pet. Revolvers Avail.										
Ending Pre-Pet. Cash Flow Rev. Balance										
Beg. Avail. Under DIP Credit Facility	120	122	132	131	130	123	119	65	51	53
New Availability / (Issuance of LCs)	--	--	--	--	--	--	--	--	--	--
Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--
(Borrowings) / Repayments	2	10	(1)	(1)	(7)	(3)	(55)	(14)	2	(6)
Ending DIP Availability	**122**	**132**	**131**	**130**	**123**	**119**	**65**	**51**	**53**	**47**
Total Liquidity	**$147**	**$157**	**$156**	**$155**	**$148**	**$144**	**$90**	**$76**	**$78**	**$72**
DIP Schedule										
DIP Credit Facility and Interest Calculation										
Beginning Revolver Balance	$150	$148	$138	$139	$140	$147	$151	$205	$219	$217
Interest	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.2	0.2
Fees & Expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Borrowings / (Repayments)	(2)	(10)	1	1	7	3	55	14	(2)	6
Ending Revolver Balance	**148**	**138**	**139**	**140**	**147**	**151**	**205**	**219**	**217**	**223**
Accrued Interest and Fees	**0.1**	**0.2**	**0.3**	**0.5**	**0.1**	**0.2**	**0.3**	**0.5**	**0.2**	**0.3**
Term Loan Balance (c)	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**
Interest	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Accrued Interest	**0.2**	**0.4**	**0.7**	**0.9**	**0.2**	**0.4**	**0.7**	**0.9**	**0.2**	**0.4**
Beginning Availability (c)	**120**	**122**	**132**	**131**	**130**	**123**	**119**	**65**	**51**	**53**
(Borrowings) / Repayments	2	10	(1)	(1)	(7)	(3)	(55)	(14)	2	(6)
LCs (Issued) / Retired	--	--	--	--	--	--	--	--	--	--
Draw to fund foreign operations	--	--	--	--	--	--	--	--	--	--
Plus: New availability	--	--	--	--	--	--	--	--	--	--
Ending Availability	**122**	**132**	**131**	**130**	**123**	**119**	**65**	**51**	**53**	**47**

Notes
(a) Excludes activity of non-Debtor MPM AR LLC, a domestic entity with minimal associated activity.
(b) All borrowings in week of 4/4/14 assumed to occur prior to March EOM.
(c) Placeholder amount. Ultimate terms of DIP financing arrangement to determined.

Project Eagle - Extended Cash Flow Model (Proposed Debtor Entities Only) (a) SUBJECT TO MATERIAL CHANGE

BK Overlay

Updated as of 03/24/2014

(in millions of USD)	5/15/15	5/22/15	5/29/15	6/5/15	6/12/15	6/19/15	6/26/15	Pd. Total
Week	*65*	*66*	*67*	*68*	*69*	*70*	*71*	
Cash Flow Summary								
Trade Receivable Collections	$17	$18	$18	$18	$18	$20	$19	$1,097
Intercompany Receipts	23	--	--	--	23	--	--	342
Other Receipts	--	--	--	--	--	--	--	2
Total Operating Receipts	**39**	**18**	**18**	**18**	**41**	**20**	**19**	**1,441**
Vendor Payments	(10)	(12)	(15)	(8)	(8)	(11)	(13)	(704)
Payroll & Benefits	(3)	(6)	(4)	(6)	(4)	(6)	(4)	(354)
Utilities	(4)	--	--	--	(4)	--	--	(60)
Insurance	--	(1)	--	--	--	--	(1)	(10)
Intercompany Disbursements	(4)	--	--	--	(4)	--	--	(56)
Shared Service Payments to MSC	--	(3)	--	--	--	(3)	--	(44)
Other Disbursements	--	(3)	--	--	(3)	--	--	(38)
Total Operating Disbursements	**(21)**	**(23)**	**(19)**	**(14)**	**(22)**	**(19)**	**(17)**	**(1,266)**
Operating Cash Flow	**18**	**(5)**	**(0)**	**4**	**19**	**0**	**1**	**175**
Capital Expenditures	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(88)
Debt Svc. (Payments) / Proceeds	--	--	--	--	--	--	--	(189)
Inter-Co Financing Receipts	--	--	--	--	--	--	--	10
Inter-Co Financing Disbursements	(3)	--	--	--	(4)	--	--	(54)
Other	--	--	--	--	--	--	--	15
Total Investing & Financing Activities	**(4)**	**(1)**	**(1)**	**(1)**	**(6)**	**(1)**	**(1)**	**(305)**
Net Cash Flow before Restr. Disb.	**14**	**(6)**	**(2)**	**3**	**13**	**(1)**	**(0)**	**(130)**
Restructuring Disbursements								
Professional Fees	--	(0)	--	(3)	--	(0)	(4)	(56)
DIP Interest, Fees & Expenses	--	--	--	(2)	--	--	--	(30)
Other	--	--	--	--	--	--	--	(2)
Total Restructuring Disbursements	**--**	**(0)**	**--**	**(4)**	**--**	**(0)**	**(4)**	**(88)**
Net Cash Flow	**$14**	**($7)**	**($2)**	**($1)**	**$13**	**($2)**	**($4)**	**($218)**
Cumulative Net Cash Flow	*(215)*	*(222)*	*(224)*	*(225)*	*(212)*	*(214)*	*(218)*	*(218)*
Liquidity Summary								
Opening Bank Cash Balance	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$25**	**$10**
Adj. for Estimated Check Float	--	--	--	--	--	--	--	(2)
LCs Cash Collateralized	--	--	--	--	--	--	--	--
Net Cash Flow	14	(7)	(2)	(1)	13	(2)	(4)	(218)
Net Proceeds from DIP Term Loan	--	--	--	--	--	--	--	250
Repayment of drawn ABL revolver	--	--	--	--	--	--	--	(168)
Cash collateralization of ABL LCs	--	--	--	--	--	--	--	(72)
Release of TL proceeds cash coll. LCs	--	--	--	--	--	--	--	65
Revolver Borrowing / (Repayment) (b)	(14)	7	2	1	(13)	2	4	160
Ending Book Cash Balance	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Less: Restricted Cash	--	--	--	--	--	--	--	--
Ending Available Book Cash	**25**	**25**	**25**	**25**	**25**	**25**	**25**	**25**
Beg. Availability of Pre-Petition Revolvers								
Plus: Avail. Increase From LC Replacement								
(Borrowings) / Repayments (b)								
Ending Pre-Pet. Revolvers Avail.								
Ending Pre-Pet. Cash Flow Rev. Balance								
Beg. Avail. Under DIP Credit Facility	47	61	54	52	51	64	62	--
New Availability / (Issuance of LCs)	--	--	--	--	--	--	--	208
Draw to fund foreign operations	--	--	--	--	--	--	--	--
(Borrowings) / Repayments	14	(7)	(2)	(1)	13	(2)	(4)	(150)
Ending DIP Availability	**61**	**54**	**52**	**51**	**64**	**62**	**58**	**58**
Total Liquidity	**$86**	**$79**	**$77**	**$76**	**$89**	**$87**	**$83**	**$83**
DIP Schedule								
DIP Credit Facility and Interest Calculation								
Beginning Revolver Balance	$223	$209	$216	$218	$219	$206	$208	--
Interest	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Fees & Expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Borrowings / (Repayments)	(14)	7	2	1	(13)	2	4	212
Ending Revolver Balance	**209**	**216**	**218**	**219**	**206**	**208**	**212**	**212**
Accrued Interest and Fees	**0.5**	**0.6**	**0.8**	**0.2**	**0.3**	**0.5**	**0.6**	**0.6**
Term Loan Balance (c)	**250**	**250**	**250**	**250**	**250**	**250**	**250**	**250**
Interest	0.2	0.2	0.2	0.2	0.2	0.2	0.2	14.0
Accrued Interest	**0.7**	**0.9**	**1.1**	**0.2**	**0.4**	**0.7**	**0.9**	**0.9**
Beginning Availability (c)	**47**	**61**	**54**	**52**	**51**	**64**	**62**	**--**
(Borrowings) / Repayments	14	(7)	(2)	(1)	13	(2)	(4)	(150)
LCs (Issued) / Retired	--	--	--	--	--	--	--	(62)
Draw to fund foreign operations	--	--	--	--	--	--	--	--
Plus: New availability	--	--	--	--	--	--	--	270
Ending Availability	**61**	**54**	**52**	**51**	**64**	**62**	**58**	**58**

Notes

(a) Excludes activity of non-Debtor MPM AR LLC, a domestic entity with minimal associated activity.

(b) All borrowings in week of 4/4/14 assumed to occur prior to March EOM.

(c) Placeholder amount. Ultimate terms of DIP financing arrangement to determined.

XV. Operating Model (1.24.2014)

Prepared Under Direction of Counsel
Subject to Substantial Revision
Subject to FRE 408

P&L Summary

	FY 2008					FY 2009					FY 2010					FY 2011					FY 2012					FY 2013										
($ in millions)	Q1	Q2	Q3	Q4	FY-08	Q1	Q2	Q3	Q4	FY-09	Q1	Q2	Q3	Q4	FY-10	Q1	Q2	Q3	Q4	FY-11	Q1	Q2	Q3	Q4	FY-12	Q1	Q2	Q3	Q4[1]	FY-13	FY-14E	FY-15E	FY-16E	FY-17E	FY-18E
Revenue																																			
Formulated Products	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Additives	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Basics	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Other Revenue	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Silicones Admin	–	–	–	–	–	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Silicones Revenue	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth	–	–	–	–	–	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Quartz Revenue	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth	–	–	–	–	–	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total Revenue	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth	–	–	–	–	–	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Silicones Segment EBITDA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth	–	–	–	–	–	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Margin	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Quartz Segment EBITDA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth	–	–	–	–	–	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Margin	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Total EBITDA	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Growth	–	–	–	–	–	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% Margin	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Additional P&L Line Items																																			
Silicones SG&A	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% of Segment Revenue	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Quartz SG&A	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
% of Segment Revenue	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

Note:
1. Results for Q4 FY2013 reflect actuals, subject to external reporting and final closing adjustments

Prepared Under Direction of Counsel
Subject to Substantial Revision
Subject to FRE 408

Cash Flow Summary

($ in millions)	FY-14E	FY-15E	FY-16E	FY-17E	FY-18E
EBITDA	**$260**	**$297**	**$334**	**$343**	**$356**
Less: Changes in Net Working Capital	(23)	(12)	(13)	(2)	(3)
Less: Capital Expenditures	(120)	(125)	(135)	(140)	(145)
Less: Cash Taxes	(24)	(24)	(24)	(24)	(24)
Less: Other Cash Expenses	(21)	(15)	(15)	(15)	(15)
Less: Cash Interest Expense	(299)	(297)	(298)	(300)	(301)
Levered Free Cash Flow	**(227)**	**(176)**	**(151)**	**(138)**	**(132)**
Cumulative	*(227)*	*(402)*	*(553)*	*(691)*	*(823)*
Beginning Cash Balance (excl. Restricted)	$97	--	--	--	--
Less: Minimum Cash Balance	(100)	(100)	(100)	(100)	(100)
Plus: Levered Free Cash Flow	(227)	(176)	(151)	(138)	(132)
Cash Available Before Debt Service	**($230)**	**($276)**	**($251)**	**($238)**	**($232)**
Mandatory Amortization / Maturities	(8)	--	--	--	--
Repayment under ABL due to Borrowing Base Adjust.	(8)	--	--	--	--
Cash Available After Mandatory Debt Service	**($246)**	**($276)**	**($251)**	**($238)**	**($232)**
Required Borrowings under ABL Revolver	32	--	--	--	--
Required Borrowings under $75mm Cash Flow Revolver	--	--	--	--	--
Incremental Funding Needs - Overflow Revolver Draws / (Repayments)	114	176	151	138	132
Cash Available After Required Borrowings	**($100)**	**($100)**	**($100)**	**($100)**	**($100)**
Beginning Cash Balance	$97	--	--	--	--
Change in Cash	(97)	--	--	--	--
Ending Cash Balance	**--**	**--**	**--**	**--**	**--**

Capital Expenditures

Total Capex	**$120**	**$125**	**$135**	**$140**	**$145**

Liquidity Summary

Total Cash (including Holdings)	--	--	--	--	--
Total ABL Facility Size	270	270	270	270	270
Less: Amounts Outstanding	(159)	(159)	(159)	(159)	(159)
Less: Borrowing Base Adjustment	--	--	--	--	--
Less: Letters of Credit Outstanding	(77)	(77)	(77)	(77)	(77)
Less: FCCR Reserve	(34)	(34)	(34)	(34)	(34)
Total ABL Availability	--	--	--	--	--
$75mm Cash Flow Revolver Availability	--	--	--	--	--
Total Liquidity	--	--	--	--	--
Memo: Liquidity shortfall funded by Overflow Revolver	***114***	***290***	***441***	***579***	***711***

Prepared Under Direction of Counsel
Subject to Substantial Revision
Subject to FRE 408

Debt Schedule[2]

($ in millions)	FY-14E	FY-15E	FY-16E	FY-17E	FY-18E
ABL Revolver	$159	$159	$159	$159	$159
$75mm Cash Flow Revolver	--	--	--	--	--
First Lien Senior Notes (8.875%)	1,100	1,100	1,100	1,100	1,100
Foreign Local Debt	37	37	37	37	37
1.5 Lien Senior Notes (10.000%)	250	250	250	250	250
Incremental Funding Needs - Overflow Revolver	114	290	441	579	711
Total First Lien Debt	**$1,660**	**$1,836**	**$1,987**	**$2,125**	**$2,257**
USD Springing Lien Notes (9.000%)	$1,161	$1,161	$1,161	$1,161	$1,161
EUR Springing Lien Notes (9.500%)	181	181	181	181	181
Total Second Lien Notes	**$1,341**	**$1,341**	**$1,341**	**$1,341**	**$1,341**
Senior Subordinated Notes (11.500%)	$382	$382	$382	$382	$382
Total Subordinated Notes	**$382**	**$382**	**$382**	**$382**	**$382**
HoldCo PIK Notes[1]	952	1,061	1,182	1,318	1,469
Total Debt	**$4,335**	**$4,620**	**$4,892**	**$5,166**	**$5,449**
Cash (Excl. Restricted)	--	--	--	--	--
Net Debt	**4,335**	**4,620**	**4,892**	**5,166**	**5,449**
Credit Statistics					
LTM EBITDA	$260	$297	$334	$343	$356
LTM CapEx	120	125	135	140	145
LTM Cash Interest	299	297	298	300	301
Leverage					
Cumulative Leverage through First Lien	6.4x	6.2x	5.9x	6.2x	6.3x
Total Leverage	16.7x	15.6x	14.6x	15.1x	15.3x
Total Net Leverage	16.7x	15.6x	14.6x	15.1x	15.3x
Fixed Charge Coverage					
EBITDA / Cash Interest	0.9x	1.0x	1.1x	1.1x	1.2x
(EBITDA - CapEx) / Cash Interest	0.5x	0.6x	0.7x	0.7x	0.7x

Note:

1. HoldCo PIK Notes mature in Q2 FY2017; assumed to roll at maturity for illustrative purposes

2. Debt schedule assumes (i) $75mm Cash Flow Revolver expires in Q4 2014 and (ii) all other maturities roll at existing terms, including Subordinated Notes due 2016, HoldCo PIK Notes due 2017 and ABL Revolver due 2018

Prepared Under Direction of Counsel
Subject to Substantial Revision
Subject to FRE 408

Historical Levered Free Cash Flow Summary

	FY 2010					FY 2011					FY 2012					FY 2013				
($ in millions)	Q1	Q2	Q3	Q4	FY-10	Q1	Q2	Q3	Q4	FY-11	Q1	Q2	Q3	Q4	FY-12	Q1	Q2	Q3	Q4[1]	FY-13
EBITDA	**$119**	**$139**	**$125**	**$109**	**$492**	**$121**	**$126**	**$97**	**$35**	**$379**	**$48**	**$65**	**$51**	**$50**	**$214**	**$68**	**$63**	**$55**	**$54**	**$240**
Less: Changes in Net Working Capital	(22)	(19)	(7)	45	(2)	(91)	23	21	48	1	(15)	(6)	14	3	(4)	(21)	--	(42)	31	(32)
Less: Capital Expenditures	(11)	(19)	(24)	(41)	(95)	(18)	(27)	(26)	(45)	(116)	(20)	(25)	(24)	(29)	(98)	(12)	(19)	(20)	(41)	(92)
Less: Cash Taxes	(1)	(2)	(3)	(2)	(8)	(3)	(5)	(8)	(6)	(22)	1	(4)	(7)	(6)	(16)	(1)	(3)	(5)	(4)	(13)
Less: Other Cash Expenses	(32)	(8)	11	8	(21)	17	(23)	(33)	(14)	(53)	(12)	(6)	(18)	(17)	(53)	(25)	(12)	(9)	(10)	(56)
Less: Cash Interest Expense	(6)	(93)	(9)	(100)	(208)	(33)	(47)	(76)	(47)	(203)	(73)	(66)	(67)	(76)	(282)	(63)	(94)	(64)	(86)	(307)
Levered Free Cash Flow	**$47**	**($2)**	**$93**	**$19**	**$158**	**($7)**	**$47**	**($25)**	**($29)**	**($14)**	**($71)**	**($42)**	**($51)**	**($75)**	**($239)**	**($54)**	**($65)**	**($85)**	**($56)**	**($260)**
Cumulative	*47*	*45*	*139*	*158*	*158*	*151*	*198*	*173*	*144*	*144*	*73*	*31*	*(20)*	*(95)*	*(95)*	*(149)*	*(214)*	*(299)*	*(355)*	*(355)*

Notes:
1. Results for Q4 FY2013 reflect actuals, subject to external reporting and final closing adjustments

MOMENTIVE™

XVI. Cash Balance Summary by Region (4.03.2014)

WORK IN PROCESS DOCUMENT - SUBJECT TO MATERIAL CHANGE

Project Eagle - Forecasted Monthly Cash Balances by Region

	For Month Ending														
(in millions of USD)	Apr-14	May-14	Jun-14	Jul-14	Aug-14	Sep-14	Oct-14	Nov-14	Dec-14	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15
Month	*4*	*5*	*6*	*7*	*8*	*9*	*10*	*11*	*12*	*13*	*14*	*15*	*16*	*17*	*18*
Americas (U.S.) Ending Cash Balances	25	25	25	25	25	25	25	25	25	25	25	25	25	25	25
Americas (Non-U.S.) Ending Cash Balances	7	9	11	12	13	12	13	13	13	13	14	13	14	14	14
Europe Ending Cash Balances	4	7	15	18	20	17	15	16	15	15	15	15	15	15	15
Russia / India Ending Cash Balances	7	6	7	7	6	7	7	6	7	7	6	7	7	6	8
Asia Pac Ending Cash Balances	45	61	62	56	71	70	64	71	71	60	72	65	52	62	55
Grand Total	**87**	**108**	**120**	**118**	**134**	**132**	**124**	**131**	**131**	**120**	**131**	**125**	**112**	**122**	**116**

XVII. Shared Services – Additional Information

Shared Services – Additional Information

- **Shared Services**
  - Certain MPM and MSC employees, assets and departments are utilized in providing services to both MPM and MSC
  - Services specifically exclude divisional-level activities, but include (in order of highest to lowest spend): IT, finance, HR / public relations, sourcing, environmental / safety, customer service, other SG&A, legal and executive / senior management
  - Resources are from legacy companies (i.e., there has been no consolidation of personnel or assets into a "shared services" company); some departments utilize the corresponding department from one of the two companies, while others use a combination of resources
  - Approximately 1,200 employees are considered shared

- **Costs**
  - Costs are funded by the legacy operator (MSC or MPM) – for example: the CEO and CFO are MSC employees, while the General Counsel is an MPM employee; IT hardware / software and operating costs are owned and incurred by both MSC and MPM
  - Methodology established at the inception of the SSA determined a global allocation of expenses between MSC and MPM (the "Allocation Percentages")
  - A monthly true-up is estimated and one company funds the other the difference between its allocated expense (based on the Allocation Percentages) and its actual shared services expenses incurred. Actual true-ups are conducted quarterly with an annual review.
  - Savings are generated from the avoidance of duplicative personnel / assets, as well as increased procurement leverage / econ. of scale

- **Initial Allocation (2010)**
  - The Allocation Percentages were set at 49% MPM / 51% MSC based on 2009 actual expenses and 2010 budgeted expenses
  - Based on each of MPM and MSC's stand-alone deemed shared services expenses as a percentage of the total MPM and MSC spend
    - MPM and MSC had 3rd-party fairness opinions; SSA provides for a Steering Committee to review the Allocation Percentages annually

- **Adjusted Allocation (2013)**
  - Following MPM's implementation of its new SAP module in 2013, the Steering Committee reviewed the impact of excluding divisional costs by comparing 2012 actual results to the allocation from 2010
    - Excluding divisional costs resulted in a revised Allocation Percentage of 43% MPM / 57% MSC
  - The Adjusted Allocation commenced Jan. 1, 2013 and no true-up was applied for prior periods

Shared Services – Additional Information

- **Other / Est. Savings**
  - As noted above, actual shares service expenses (e.g., payroll, benefits, software) are split based on the Allocation Percentages
  - Savings (avoided expenses) related to procurement are not allocated, but are realized directly as a result of reduced

- **Term**
  - Either MPM or MSC may terminate the SSA, without cause, by written notice of not less than 30 days prior to an effective termination date

- **Dis-Synergies**
  - MPM estimates that failure to continue the SSA would cost MPM an incremental $54 million of annual expense and $15 million of one-time costs (recruiting and contingency costs)
  - Management has indicated that dis-synergies for MSC would be less than those of MPM, since MSC is (i) expected to have a greater ability to retain COGS savings for purchasing and logistics, and (ii) likely to experience lower one-time costs (there are more surviving legacy MSC shared services). No "dis-synergy" estimate has been provided for MSC.

- **Transition**
  - SSA contains a provision requiring MPM and MSC to provide reasonable assistance to the shared service recipient for a period of time post termination
  - An arms-length transition services agreement would likely be required, as there are a number of services that have been "fully-integrated" by one company, including certain elements of information technology and finance

XVIII. Subsequent Events

(Supplemental to information provided in the MSC 2013 10-K)

Subsequent Events – Additional Information

(Supplemental to information provided in the MSC 2013 10-K)

- **RESTRICTED PURPOSE LOAN** *Per MSC 10-K: "In February 2014, [MSC] made a restricted purpose loan of $50 [million] to a newly formed subsidiary of Momentive [Performance Materials] Holdings [LLC]. The loan matures in February 2015, bears interest at LIBOR plus 3.75% per annum and is payable on a payment-in-kind basis. The loan is fully collateralized by the assets of the newly formed subsidiary.*
  - $50 million was loaned by MSC to Superholdco Finance Corp, a newly formed subsidiary ("A/R Sub") of Momentive Performance Materials Holdings LLC ("TopCo"), the ultimate MPM / MSC Holdco entity
  - A/R Sub was formed to purchase and monetize accounts receivable from MPM (i.e., the collateral)
  - [Approximately $50.9] million face value of A/R will be sold to A/R Sub by MPM
  - A/R includes US $ denominated export and domestic receivables not included in the current ABL borrowing base
    - Receivables sold include quartz and silicone US $ receivables from current active domestic customers and export receivables from customers in Brazil, China, Taiwan, Korea, Canada, Mexico and UK. Quartz receivables are first sold to MPM US Inc, MPM US Inc. contributes the receivables to MPM AR LLC who then sells the receivables to A/R Sub. As is customary in factoring transactions the sale includes a 5% hold back. MPM AR LLC receives the remaining 5% when the receivables are collected
  - Proceeds to MPM will total approximately $47.3 million (95% of face value)
  - Proceeds will be used to reduce GE credit facility borrowings if an agreement on the DIP Financing can be reach and to increase liquidity
  - A/R Sub is expected to monetize the assets with a third-party or collect them to payback the MSC loan
  - If proceeds are used to reduce GE credit facility borrowings, the DIP Term Loan will be upsized by $50 million to account for the loss of future A/R collections from the sold portfolio
  - The Company will receive a true sale opinion and a fairness opinion and is expected to close on Monday April 6th.

- **CANADIAN TAX TRANSACTION** *Per MSC 10-K: "[MSC] anticipates closing in April on the purchase of 100% of the interests in MPM's Canadian subsidiary for a purchase price of approximately $12 [million]. As a part of the anticipated transaction the Company will also enter into a non-exclusive distribution agreement with a subsidiary of MPM, whereby the subsidiary of the Company will act as a distributor of certain of MPM's products in Canada. The agreement has a term of 10 years, and is cancelable by either party with 180 days' notice. The Company will be compensated for acting as distributor at a rate of 2% of the net selling price of the related products sold. Additionally, MPM will provide transitional services to the Company for a period of 6 months.*
  - Momentive Performance Materials Canada ULC ("MPM Canada), a subsidiary of MPM, operated a manufacturing facility, a warehouse and a sales / administrative office in Canada until 2010 at which time the facilities were shut down
    - The majority of MPM Canada's equipment was moved to the U.S. facilities
  - On April [1], 2014, the equity in MPM Canada was sold to Momentive Specialty Chemicals Holdings B.V., a Netherlands-based subsidiary of MSC, for $12 million.

Subsequent Events – Additional Information (cont'd)

(Supplemental to information provided in the MSC 2013 10-K)

- The difference between the $10 million assumed in the 13 week cash flow and the final purchase price of approximately $12 million was due to completion of final valuation of the tax attributes and final receivable values.
- MPM received a fairness opinion from Murray, Devine & Co., Inc. and the transaction consisted of the following assets:
  - Tangible assets of approximately $5 million, primarily consisting of accounts receivable
    - Excluded cash, inventory, intercompany receivables and payables, goodwill and other liabilities [what do we mean by "other liabilities – remember this is excluded so could be clearer
  - Tax related assets consisting of approximately $30 million of tax deductible goodwill with an amortizable tax basis over 20 years and $9 million of Canadian tax NOLs
- MPM no longer generates Canadian income so NOLs and goodwill would be lost if MPM Canada was liquidated
- Sale transactions to non-affiliated parties were not feasible due to restrictions on tax loss usage that would apply
- Additional agreements and terms of the transaction include:
  - Distribution Agreement: MPM Canada receives a margin equal to 2% for a non-exclusive distributor relationship for certain MPM products in Canada
  - Transition Services: Requires certain MPM subsidiaries to provide logistics and other background support services to support MSC

- **BRAZILIAN SUBSIDIARY GROUND LEASE** *Per MSC 10-K: "In March 2014, the Company [MSC] entered into a ground lease with a Brazilian subsidiary of MPM to lease a portion of MPM's manufacturing site in Itatiba, Brazil for purposes of constructing and operating an epoxy production facility. In conjunction with the ground lease, the Company also entered into a site services agreement whereby MPM's subsidiary will provide to the Company various services such as environmental, health and safety, security, maintenance and accounting, amongst others, to support the operation of this new facility.*
  - Represents a co-location arrangement between Momentive Industria Commercio de Epoxy Ltda and Momentive Performance Materials Industria de Silicones Ltda, a Brazilian (non-Debtor) subsidiary of MPM
  - Amounts to be paid by MSC to MPM in connection with the lease are [~$0.3 million/month] which price was arrived at by analysis of MPM co-location arrangements with third parties
  - Lease covers 4 years and is extendable
  - The 10K states that documents are executed but MPM has said that the site may not be up and running until Q3'14 (Agreements executed 3/31/14)
  - No impact on MPM operations / transaction, positive cash flow / lease space note otherwise in use

Subsequent Events – Additional Information (cont'd)

(Supplemental to information provided in the MSC 2013 10-K)

- **Can you provide more detail on the split between active domestic and export receivables, silicones and quartz, etc.?** Silicones $34.1 million, Quartz $16.8 million. Export receivables are $15.3 million and domestic receivables are $35.6 million.
- **Quartz receivables are first sold to MPM US Inc. then to MPM AR LLC, how are silicones receivables transferred and from which entities?** Silicone receivables belong to MPM US Inc. and are first contributed to MPM AR LLC and then sold to Super Holdco Finance Corp
- **Can you confirm that Superholdco Finance Corp is the obligor to MSC for the $50 million loan and associated PIK interest (and not MPM AR LLC)?** Confirmed
- **How will Superholdco Finance Corp fund interest payments to MSC if "MPM AR LLC receives the remaining 5% [hold back] when the receivables are collected" – is this 5% less an interest charge?** There is a LIBOR + 5.75% discount Superholdco Finance Corp. is charging MPM AR LLC on the initial purchase in addition to the 5% hold back
- **Has MPM historically completed factoring transactions and if so, what were the rates and hold back amounts on a comparative basis?** MPM has not done factoring transactions in the past. In factoring transactions that MSC has been involved with the holdback has been 10%. For these transaction discussed here, the hold back is to be paid to MPM within 10 days after collection of the full amount of receivables due.
- **For Brazil, what are the lease extension option terms and who has the option?** The term of this Lease (the "Term") shall commence as of the Effective Date (which may also be referred to herein as the "Commencement Date") and shall expire four (4) years thereafter unless sooner terminated as provided in this Lease. In the event either party desires to extend the Term after its expiration, such party shall notify the other party within six (6) months' of such expiration, and the parties shall negotiate such an extension in good faith. If the parties agree to extend the Term, they shall execute a written amendment setting forth the terms of such extension. To the extent any extension term has been or is then in effect, the phrase the "Term", as used herein, shall include any such extension term.